UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-09877

CALVERT RESPONSIBLE INDEX SERIES, INC.

(Exact Name of Registrant as Specified in Charter)

1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009

(Address of Principal Executive Offices)

Deidre E. Walsh

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(202) 238-2200

(Registrant’s Telephone Number)

September 30

Date of Fiscal Year End

September 30, 2022

Date of Reporting Period

Item 1. Reports to Stockholders

Calvert
US Large-Cap Value Responsible Index Fund
Annual Report
September 30, 2022

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.
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Annual Report September 30, 2022
Calvert
US Large-Cap Value Responsible Index Fund

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2022
Management's Discussion of Fund Performance†

Economic and Market Conditions
The 12-month period starting October 1, 2021, was dominated by the ongoing effects of one black swan event — the COVID-19 pandemic — and new fallout from another — Russia’s unprovoked invasion of Ukraine.
In the opening months of the period, stock investors as well as consumers appeared to be taking a “glass is half full” approach. Despite the appearance of a new and more contagious COVID-19 variant, the highest inflation readings in nearly four decades, and the U.S. Federal Reserve’s (the Fed’s) announcement that it would begin tapering bond purchases that had supported economic growth, major U.S. equity indexes repeatedly closed at new all-time highs during the final quarter of 2021. As consumers rushed to spend money saved during the early months of the pandemic, Mastercard, Inc. reported its highest retail sales on record during the 2021 holiday season.
But as the new year began, investors appeared to reevaluate the twin threats of inflation and interest rate hikes, and stock performance turned negative. In February, Russia’s invasion of Ukraine sent shock waves through U.S. and global markets, exacerbating inflationary pressures on energy and food costs.
As the Fed’s outlook on inflation worsened from “transitory” to “persistent,” investors began to expect that the Fed would raise interest rates at every 2022 policy meeting and, in turn, worried that aggressive rate hikes could tip the U.S. economy into recession. At its June, July, and September meetings, the Fed hiked the federal funds rate 0.75% each time — its first moves of that magnitude since 1994. Higher interest rates, inflation, and recessionary worries drove stock prices down, with rate-sensitive technology stocks — which had been star performers early in the pandemic — suffering some of the worst declines.
For the period as a whole, the blue-chip Dow Jones Industrial Average® returned -13.40%; the S&P 500® Index, a broad measure of U.S. stocks, lost 15.47%; and the technology-laden Nasdaq Composite Index fell 26.25%.
Fund Performance
For the 12-month period ended September 30, 2022, Calvert US Large-Cap Value Responsible Index Fund (the Fund) returned -15.75% for Class A shares at net asset value (NAV). The Fund underperformed its primary benchmark, the Russell 1000® Value Index (the Russell Index), which returned -11.36%; and underperformed its secondary benchmark, the Calvert US Large-Cap Value Responsible Index (the Calvert Index), which returned -15.34% during the period.
The Fund’s underperformance versus the Calvert Index was due primarily to Fund expenses and fees, which the Calvert Index does not incur.
Of the Fund’s 11 market sectors, only energy, utilities, and consumer staples delivered positive returns during a period notable for a widespread market downturn. The weakest-performing sectors were communication services, real estate, consumer discretionary, and information technology (IT).
The Fund’s underperformance versus the Russell Index was due in part to an underweight position in the energy sector. The combination of increased oil and gas demand from the reopening of the global economy and tightening supplies as a result of Russia’s invasion of Ukraine caused energy prices to soar, making energy the strongest performing sector within the Russell Index during the period. Within the sector, not owning Russell Index components and major oil and gas exploration and production firms Exxon Mobil Corp., Chevron Corp., and ConocoPhillips detracted from Fund returns relative to the Russell Index as their stock prices rose sharply during the period.
Stock selections and an underweight position in the health care sector, as well as stock selections and an overweight position in the financials sector, hurt Fund performance versus the Russell Index as well. Within health care, not owning Russell Index component and health care provider UnitedHealth Group, Inc. detracted from returns relative to the Russell Index. The company’s stock price rose after it announced strong earnings growth early in the period due to expanding membership in its Medicare Advantage and commercial lines of business.
In contrast, stock selections and an overweight position in the consumer staples sector, along with stock selections in the IT and industrials sectors, contributed to Fund performance versus the Russell Index. Within consumer staples, the Fund’s overweight position in food and beverage maker PepsiCo, Inc. (PepsiCo) helped performance versus the Russell Index. PepsiCo’s stock price rose as the company benefited from strong sales of its snacks and packaged foods, which were an affordable treat for inflation-weary consumers. An additional tailwind for PepsiCo’s sales was brand loyalty to popular products — Pepsi soft drinks, Tropicana fruit juices, Gatorade, and Doritos, among other familiar names — that enabled the company to raise prices to offset rising business costs.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
2

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2022
Performance

Portfolio Manager(s) Thomas C. Seto of Calvert Research and Management
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	06/19/2015	06/19/2015	(15.75)%	5.29%	5.98%
Class A with 4.75% Maximum Sales Charge	—	—	(19.75)	4.27	5.27
Class I at NAV	06/19/2015	06/19/2015	(15.52)	5.58	6.29
Class R6 at NAV	02/01/2022	06/19/2015	(15.49)	5.59	6.30

Russell 1000® Value Index	—	—	(11.36)%	5.28%	6.20%
Calvert US Large-Cap Value Responsible Index	—	—	(15.34)	5.75	6.56

% Total Annual Operating Expense Ratios[3]	Class A	Class I	Class R6
Gross	0.61%	0.36%	0.31%
Net	0.49	0.24	0.19
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment[2]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class I, at minimum investment	$1,000,000	06/19/2015	$1,560,137	N.A.
Class R6, at minimum investment	$5,000,000	06/19/2015	$7,803,802	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
3

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2022
Fund Profile

Sector Allocation (% of net assets)[1]
Top 10 Holdings (% of net assets)[1]
JPMorgan Chase & Co.	2.8%
Bank of America Corp.	2.0
Walmart, Inc.	1.6
Verizon Communications, Inc.	1.6
Wells Fargo & Co.	1.5
PepsiCo, Inc.	1.3
Comcast Corp., Class A	1.3
CVS Health Corp.	1.3
Cisco Systems, Inc.	1.3
Procter & Gamble Co. (The)	1.2
Total	15.9%

Footnotes:
[1]	Excludes cash and cash equivalents.
4

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2022
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Russell 1000® Value Index is an unmanaged index of U.S. large-cap value stocks. Calvert US Large-Cap Value Responsible Index (the “Calvert Index”) is composed of common stocks of large value companies that operate their businesses in a manner that is consistent with the Calvert Principles for Responsible Investment. Large value companies are selected from the 1,000 largest publicly traded U.S. companies based on market capitalization and value style factors, excluding real estate investment trusts and business development companies. The Calvert Principles for Responsible Investment serve as a framework for considering environmental, social and governance factors that may affect investment performance. Stocks are weighted in the Calvert Index based on their float-adjusted market capitalization within the relevant sector, subject to certain prescribed limits. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance since inception for an index, if presented, is the performance since the Fund's or oldest share class's inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/23. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Additional Information
S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund.

5

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2022
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2022 to September 30, 2022).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (4/1/22)	Ending Account Value (9/30/22)	Expenses Paid During Period* (4/1/22 – 9/30/22)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$ 818.80	$2.23 **	0.49%
Class I	$1,000.00	$ 819.60	$1.09 **	0.24%
Class R6	$1,000.00	$ 820.00	$0.87 **	0.19%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,022.61	$2.48 **	0.49%
Class I	$1,000.00	$1,023.87	$1.22 **	0.24%
Class R6	$1,000.00	$1,024.12	$0.96 **	0.19%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2022.
**	Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.
6

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2022
Schedule of Investments

Common Stocks — 99.5%

Security	Shares	Value
Aerospace & Defense — 0.1%
Curtiss-Wright Corp.	7,804	$ 1,086,005
Hexcel Corp.	1,631	84,355
Woodward, Inc.	11,811	947,951
		$ 2,118,311
Air Freight & Logistics — 1.1%
C.H. Robinson Worldwide, Inc.	26,730	$ 2,574,366
FedEx Corp.	46,947	6,970,221
GXO Logistics, Inc.(1)	11,160	391,270
United Parcel Service, Inc., Class B	50,021	8,080,392
		$ 18,016,249
Airlines — 0.2%
Alaska Air Group, Inc.(1)	33,105	$ 1,296,061
American Airlines Group, Inc.(1)	137,609	1,656,812
Southwest Airlines Co.(1)	503	15,513
		$ 2,968,386
Auto Components — 0.3%
Autoliv, Inc.	22,941	$ 1,528,559
BorgWarner, Inc.	62,666	1,967,713
Gentex Corp.	14,204	338,623
Lear Corp.	13,400	1,603,846
		$ 5,438,741
Automobiles — 1.3%
Ford Motor Co.	732,283	$ 8,201,570
General Motors Co.	275,594	8,843,812
Harley-Davidson, Inc.	38,598	1,346,298
Rivian Automotive, Inc., Class A(1)(2)	46,932	1,544,532
Thor Industries, Inc.	13,880	971,322
		$ 20,907,534
Banks — 14.6%
Bank of America Corp.	1,073,855	$ 32,430,421
Bank OZK	30,556	1,208,795
BOK Financial Corp.	7,900	701,994
Cadence Bank	49,544	1,258,913
Citigroup, Inc.	328,367	13,683,053
Citizens Financial Group, Inc.	137,662	4,730,066
Comerica, Inc.	35,003	2,488,713
Commerce Bancshares, Inc.	30,827	2,039,514
Cullen/Frost Bankers, Inc.	16,007	2,116,446
East West Bancorp, Inc.	37,934	2,546,889
Security	Shares	Value
Banks (continued)
F.N.B. Corp.	93,643	$ 1,086,259
Fifth Third Bancorp	170,519	5,449,787
First Citizens Bancshares, Inc., Class A	3,231	2,576,496
First Financial Bankshares, Inc.	21,449	897,212
First Horizon Corp.	149,901	3,432,733
First Interstate BancSystem, Inc., Class A	24,636	994,063
First Republic Bank	35,666	4,656,196
Glacier Bancorp, Inc.	31,878	1,566,166
Hancock Whitney Corp.	23,119	1,059,081
Home BancShares, Inc.	52,105	1,172,884
Huntington Bancshares, Inc.	396,269	5,222,825
JPMorgan Chase & Co.	434,941	45,451,335
KeyCorp	259,937	4,164,191
M&T Bank Corp.	39,333	6,935,195
Old National Bancorp	78,397	1,291,199
Pinnacle Financial Partners, Inc.	21,458	1,740,244
PNC Financial Services Group, Inc. (The)	75,144	11,228,016
Popular, Inc.	20,454	1,473,915
Prosperity Bancshares, Inc.	23,831	1,589,051
Regions Financial Corp.	259,354	5,205,235
ServisFirst Bancshares, Inc.	7,267	581,360
Signature Bank	16,905	2,552,655
SouthState Corp.	19,979	1,580,738
SVB Financial Group(1)	5,819	1,953,904
Synovus Financial Corp.	38,975	1,461,952
Truist Financial Corp.	244,038	10,625,415
U.S. Bancorp	265,556	10,707,218
UMB Financial Corp.	12,907	1,087,931
United Bankshares, Inc.	38,469	1,375,267
Valley National Bancorp	114,132	1,232,626
Webster Financial Corp.	47,482	2,146,186
Wells Fargo & Co.	600,762	24,162,648
Western Alliance Bancorp	28,337	1,862,874
Wintrust Financial Corp.	15,548	1,267,939
Zions Bancorp NA	40,141	2,041,571
		$ 235,037,171
Beverages — 2.6%
Coca-Cola Co. (The)	250,173	$ 14,014,692
Coca-Cola Consolidated, Inc.	559	230,157
Keurig Dr Pepper, Inc.	192,427	6,892,735
PepsiCo, Inc.	131,189	21,417,916
		$ 42,555,500
Biotechnology — 2.2%
AbbVie, Inc.	58,572	$ 7,860,948

7
See Notes to Financial Statements.

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2022
Schedule of Investments — continued

Security	Shares	Value
Biotechnology (continued)
Alkermes PLC(1)	29,278	$ 653,778
Amgen, Inc.	8,998	2,028,149
Apellis Pharmaceuticals, Inc.(1)	29,481	2,013,552
Biogen, Inc.(1)	15,651	4,178,817
Biohaven Pharmaceutical Holding Co., Ltd.(1)	21,881	3,307,751
Exelixis, Inc.(1)	16,145	253,154
Gilead Sciences, Inc.	157,369	9,708,094
Ionis Pharmaceuticals, Inc.(1)	14,919	659,867
Moderna, Inc.(1)	18,957	2,241,665
Sarepta Therapeutics, Inc.(1)	5,962	659,039
United Therapeutics Corp.(1)	6,937	1,452,469
		$ 35,017,283
Building Products — 1.5%
Allegion PLC	4,497	$ 403,291
Carlisle Cos., Inc.	2,992	838,987
Carrier Global Corp.	174,820	6,216,599
Fortune Brands Home & Security, Inc.	21,845	1,172,858
Johnson Controls International PLC	111,333	5,479,810
Lennox International, Inc.	179	39,858
Masco Corp.	2,147	100,243
Owens Corning	41,473	3,260,193
Trane Technologies PLC	37,839	5,479,466
UFP Industries, Inc.	14,421	1,040,619
		$ 24,031,924
Capital Markets — 6.5%
Affiliated Managers Group, Inc.	8,944	$ 1,000,386
Ameriprise Financial, Inc.	23,764	5,987,340
Bank of New York Mellon Corp. (The)	175,240	6,750,245
BlackRock, Inc.	21,137	11,631,268
Carlyle Group, Inc. (The)	51,963	1,342,724
Cboe Global Markets, Inc.	5,492	644,596
Charles Schwab Corp. (The)	142,127	10,214,667
CME Group, Inc.	62,059	10,992,511
Evercore, Inc., Class A	9,918	815,756
Franklin Resources, Inc.(2)	76,686	1,650,283
Goldman Sachs Group, Inc. (The)	56,421	16,534,174
Houlihan Lokey, Inc.	1,439	108,472
Interactive Brokers Group, Inc., Class A	25,408	1,623,825
Intercontinental Exchange, Inc.	85,189	7,696,826
Invesco, Ltd.	89,863	1,231,123
Jefferies Financial Group, Inc.	56,613	1,670,084
KKR & Co., Inc.	36,209	1,556,987
Nasdaq, Inc.	33,282	1,886,424
Northern Trust Corp.	54,821	4,690,485
Security	Shares	Value
Capital Markets (continued)
Raymond James Financial, Inc.	45,527	$ 4,498,978
State Street Corp.	91,500	5,564,115
Stifel Financial Corp.	27,875	1,446,991
T. Rowe Price Group, Inc.	33,689	3,537,682
Tradeweb Markets, Inc., Class A	2,500	141,050
Virtu Financial, Inc., Class A	32,229	669,396
		$ 103,886,388
Chemicals — 2.3%
Air Products & Chemicals, Inc.	27,703	$ 6,447,319
Ashland, Inc.	19,092	1,813,167
Avient Corp.	34,690	1,051,107
Axalta Coating Systems, Ltd.(1)	47,943	1,009,680
Cabot Corp.	2,500	159,725
Celanese Corp.	32,567	2,942,103
Eastman Chemical Co.	43,744	3,108,011
Ecolab, Inc.	28,263	4,081,743
FMC Corp.	22,522	2,380,575
Huntsman Corp.	76,492	1,877,114
International Flavors & Fragrances, Inc.	40,582	3,686,063
Mosaic Co. (The)	83,525	4,036,763
PPG Industries, Inc.	34,087	3,773,090
		$ 36,366,460
Commercial Services & Supplies — 0.8%
Cintas Corp.	15	$ 5,823
Clean Harbors, Inc.(1)	13,027	1,432,709
IAA, Inc.(1)	3,500	111,475
Republic Services, Inc.	31,328	4,261,861
Stericycle, Inc.(1)	36,140	1,521,855
Tetra Tech, Inc.	6,247	802,927
Waste Management, Inc.	30,307	4,855,485
		$ 12,992,135
Communications Equipment — 1.4%
Ciena Corp.(1)	11,616	$ 469,635
Cisco Systems, Inc.	499,582	19,983,280
Juniper Networks, Inc.	52,585	1,373,520
		$ 21,826,435
Construction & Engineering — 0.5%
AECOM	30,059	$ 2,055,134
EMCOR Group, Inc.	20,909	2,414,571
MasTec, Inc.(1)	16,069	1,020,381
Quanta Services, Inc.	11,064	1,409,443

8
See Notes to Financial Statements.

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2022
Schedule of Investments — continued

Security	Shares	Value
Construction & Engineering (continued)
Valmont Industries, Inc.	2,427	$ 651,941
		$ 7,551,470
Construction Materials — 0.1%
Vulcan Materials Co.	10,907	$ 1,720,143
		$ 1,720,143
Consumer Finance — 2.0%
Ally Financial, Inc.	86,497	$ 2,407,211
American Express Co.	77,022	10,391,038
Capital One Financial Corp.	77,212	7,116,630
Credit Acceptance Corp.(1)(2)	852	373,176
Discover Financial Services	64,842	5,895,435
OneMain Holdings, Inc.	33,715	995,267
SLM Corp.	68,630	960,134
SoFi Technologies, Inc.(1)	191,398	934,022
Synchrony Financial	131,164	3,697,513
		$ 32,770,426
Containers & Packaging — 1.3%
AptarGroup, Inc.	14,255	$ 1,354,653
Avery Dennison Corp.	9,768	1,589,253
Ball Corp.	64,204	3,102,337
Berry Global Group, Inc.(1)	52,713	2,452,736
Crown Holdings, Inc.	18,725	1,517,287
Graphic Packaging Holding Co.	48,159	950,659
Packaging Corp. of America	28,707	3,223,509
Silgan Holdings, Inc.	34,081	1,432,765
Sonoco Products Co.	35,236	1,998,938
WestRock Co.	96,228	2,972,483
		$ 20,594,620
Distributors — 0.4%
Genuine Parts Co.	30,091	$ 4,493,188
LKQ Corp.	55,978	2,639,363
		$ 7,132,551
Diversified Consumer Services — 0.2%
ADT, Inc.	42,480	$ 318,175
Service Corp. International	30,838	1,780,586
Terminix Global Holdings, Inc.(1)	18,174	695,883
		$ 2,794,644
Diversified Financial Services — 0.3%
Equitable Holdings, Inc.	101,161	$ 2,665,592
Security	Shares	Value
Diversified Financial Services (continued)
Voya Financial, Inc.	27,251	$ 1,648,686
		$ 4,314,278
Diversified Telecommunication Services — 2.8%
AT&T, Inc.	1,160,264	$ 17,798,450
Iridium Communications, Inc.(1)	12,487	554,048
Lumen Technologies, Inc.	245,549	1,787,597
Verizon Communications, Inc.	658,787	25,014,142
		$ 45,154,237
Electric Utilities — 2.0%
Alliant Energy Corp.	79,319	$ 4,203,114
Avangrid, Inc.(2)	31,486	1,312,966
Constellation Energy Corp.	78,534	6,533,244
Eversource Energy	79,348	6,185,970
Hawaiian Electric Industries, Inc.	45,146	1,564,760
NRG Energy, Inc.	96,592	3,696,576
Portland General Electric Co.	36,935	1,605,195
Xcel Energy, Inc.	107,985	6,911,040
		$ 32,012,865
Electrical Equipment — 1.9%
Acuity Brands, Inc.	8,540	$ 1,344,794
AMETEK, Inc.	20,567	2,332,503
Atkore, Inc.(1)	2,385	185,577
ChargePoint Holdings, Inc.(1)(2)	68,193	1,006,529
Eaton Corp. PLC	57,996	7,734,347
Emerson Electric Co.	87,620	6,415,536
Hubbell, Inc.	17,699	3,946,877
nVent Electric PLC	48,069	1,519,461
Regal Rexnord Corp.	27,111	3,805,300
Sensata Technologies Holding PLC	25,362	945,495
Sunrun, Inc.(1)	59,753	1,648,585
		$ 30,885,004
Electronic Equipment, Instruments & Components — 0.8%
Amphenol Corp., Class A	10,984	$ 735,489
Arrow Electronics, Inc.(1)	14,767	1,361,370
Avnet, Inc.	21,845	789,041
CDW Corp.	5,961	930,393
Corning, Inc.	104,701	3,038,423
IPG Photonics Corp.(1)	5,180	436,933
Jabil, Inc.	31,238	1,802,745
Littelfuse, Inc.	3,225	640,775
National Instruments Corp.	7,227	272,747
Rogers Corp.(1)	792	191,569

9
See Notes to Financial Statements.

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2022
Schedule of Investments — continued

Security	Shares	Value
Electronic Equipment, Instruments & Components (continued)
TD SYNNEX Corp.	9,713	$ 788,598
Teledyne Technologies, Inc.(1)	3,110	1,049,532
		$ 12,037,615
Energy Equipment & Services — 0.0%(3)
Baker Hughes Co.	33,819	$ 708,846
		$ 708,846
Entertainment — 0.6%
AMC Entertainment Holdings, Inc., Class A(1)(2)	108,932	$ 759,256
Liberty Media Corp.-Liberty Formula One, Class A(1)	6,526	342,746
Live Nation Entertainment, Inc.(1)	35,294	2,683,756
Warner Bros. Discovery, Inc.(1)	513,277	5,902,685
Warner Music Group Corp., Class A	9,351	217,037
		$ 9,905,480
Food & Staples Retailing — 3.8%
Albertsons Cos., Inc., Class A	45,596	$ 1,133,516
BJ's Wholesale Club Holdings, Inc.(1)	27,403	1,995,212
Casey's General Stores, Inc.	8,980	1,818,630
Costco Wholesale Corp.	35,777	16,896,404
Kroger Co. (The)	155,329	6,795,644
Sysco Corp.	74,906	5,296,603
US Foods Holding Corp.(1)	36,306	959,931
Walmart, Inc.	199,473	25,871,648
		$ 60,767,588
Food Products — 3.3%
Bunge, Ltd.	43,725	$ 3,610,373
Campbell Soup Co.	57,723	2,719,908
Conagra Brands, Inc.	140,004	4,568,331
Flowers Foods, Inc.	55,610	1,373,011
General Mills, Inc.	106,131	8,130,696
Hershey Co. (The)	3,047	671,772
Hormel Foods Corp.	47,377	2,152,811
Ingredion, Inc.	18,945	1,525,451
JM Smucker Co. (The)	30,266	4,158,851
Kellogg Co.	72,087	5,021,580
Kraft Heinz Co. (The)	168,637	5,624,044
McCormick & Co., Inc.(2)	30,723	2,189,628
Mondelez International, Inc., Class A	187,646	10,288,630
Post Holdings, Inc.(1)	16,470	1,349,058
		$ 53,384,144
Gas Utilities — 0.2%
New Jersey Resources Corp.	25,596	$ 990,565
Security	Shares	Value
Gas Utilities (continued)
ONE Gas, Inc.	22,090	$ 1,554,915
		$ 2,545,480
Health Care Equipment & Supplies — 1.8%
Abbott Laboratories	55,337	$ 5,354,408
Baxter International, Inc.	12,240	659,246
Becton, Dickinson and Co.	21,619	4,817,362
DENTSPLY SIRONA, Inc.	59,437	1,685,039
Envista Holdings Corp.(1)	48,801	1,601,161
Integra LifeSciences Holdings Corp.(1)	2,416	102,342
iRhythm Technologies, Inc.(1)	8,234	1,031,555
Medtronic PLC	165,947	13,400,220
Teleflex, Inc.	2,686	541,122
		$ 29,192,455
Health Care Providers & Services — 4.2%
AMN Healthcare Services, Inc.(1)	2,991	$ 316,926
Centene Corp.(1)	108,910	8,474,287
CVS Health Corp.	212,542	20,270,131
DaVita, Inc.(1)	2,388	197,655
Elevance Health, Inc.	26,075	11,844,308
Encompass Health Corp.	29,768	1,346,407
Enhabit, Inc.(1)	14,884	208,971
Ensign Group, Inc. (The)	6,741	535,909
Henry Schein, Inc.(1)	33,404	2,196,981
Humana, Inc.	17,525	8,502,955
Laboratory Corp. of America Holdings	21,219	4,345,863
LHC Group, Inc.(1)	597	97,705
Molina Healthcare, Inc.(1)	5,958	1,965,187
Option Care Health, Inc.(1)	31,380	987,529
Premier, Inc., Class A	39,163	1,329,192
Quest Diagnostics, Inc.	35,930	4,408,252
		$ 67,028,258
Health Care Technology — 0.1%
Change Healthcare, Inc.(1)	35,906	$ 987,056
		$ 987,056
Hotels, Restaurants & Leisure — 1.2%
Airbnb, Inc., Class A(1)	2,309	$ 242,537
Aramark	45,200	1,410,240
Darden Restaurants, Inc.	35,247	4,452,401
Hilton Grand Vacations, Inc.(1)	13,156	432,701
Marriott International, Inc., Class A	17,144	2,402,560
Starbucks Corp.	77,951	6,568,151
Texas Roadhouse, Inc.	9,743	850,174

10
See Notes to Financial Statements.

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2022
Schedule of Investments — continued

Security	Shares	Value
Hotels, Restaurants & Leisure (continued)
Travel + Leisure Co.	24,329	$ 830,106
Vail Resorts, Inc.	2,313	498,775
Wyndham Hotels & Resorts, Inc.	16,847	1,033,564
		$ 18,721,209
Household Durables — 1.2%
D.R. Horton, Inc.	82,540	$ 5,559,069
Helen of Troy, Ltd.(1)	463	44,652
Leggett & Platt, Inc.	29,726	987,498
Lennar Corp., Class A	70,683	5,269,418
Mohawk Industries, Inc.(1)	11,697	1,066,649
Newell Brands, Inc.	92,523	1,285,144
PulteGroup, Inc.	96,799	3,629,963
Tempur Sealy International, Inc.	7,000	168,980
TopBuild Corp.(1)	1,173	193,287
Whirlpool Corp.	12,346	1,664,364
		$ 19,869,024
Household Products — 1.7%
Church & Dwight Co., Inc.	9,690	$ 692,254
Clorox Co. (The)	6,906	886,661
Colgate-Palmolive Co.	17,036	1,196,779
Kimberly-Clark Corp.	43,223	4,864,316
Procter & Gamble Co. (The)	151,330	19,105,412
Reynolds Consumer Products, Inc.(2)	14,652	381,099
		$ 27,126,521
Independent Power and Renewable Electricity Producers — 0.4%
AES Corp. (The)	171,563	$ 3,877,324
Brookfield Renewable Corp., Class A	48,402	1,581,777
Ormat Technologies, Inc.(2)	10,548	909,238
		$ 6,368,339
Insurance — 7.2%
Aflac, Inc.	125,985	$ 7,080,357
Alleghany Corp.(1)	3,500	2,937,795
Allstate Corp. (The)	59,808	7,447,890
American Financial Group, Inc.	18,229	2,240,891
American International Group, Inc.	160,458	7,618,546
Arch Capital Group, Ltd.(1)	97,789	4,453,311
Assurant, Inc.	13,000	1,888,510
Axis Capital Holdings, Ltd.	20,984	1,031,364
Brown & Brown, Inc.	14,187	858,030
Cincinnati Financial Corp.	42,278	3,786,840
Enstar Group, Ltd.(1)	3,649	618,834
Erie Indemnity Co., Class A	3,081	684,937
Security	Shares	Value
Insurance (continued)
Everest Re Group, Ltd.	10,446	$ 2,741,448
Fidelity National Financial, Inc.	71,421	2,585,440
First American Financial Corp.	30,943	1,426,472
Globe Life, Inc.	25,963	2,588,511
Hanover Insurance Group, Inc. (The)	9,504	1,217,843
Hartford Financial Services Group, Inc. (The)	86,534	5,359,916
Lincoln National Corp.	41,853	1,837,765
Markel Corp.(1)	3,739	4,053,899
Marsh & McLennan Cos., Inc.	24,837	3,707,916
MetLife, Inc.	136,665	8,306,499
Old Republic International Corp.	76,999	1,611,589
Primerica, Inc.	8,262	1,019,944
Principal Financial Group, Inc.	67,863	4,896,315
Progressive Corp. (The)	39,724	4,616,326
Prudential Financial, Inc.	79,803	6,845,501
Reinsurance Group of America, Inc.	17,985	2,262,693
RenaissanceRe Holdings, Ltd.	651	91,394
RLI Corp.	4,498	460,505
Selective Insurance Group, Inc.	16,010	1,303,214
Travelers Cos., Inc. (The)	49,554	7,591,673
Unum Group	53,933	2,092,600
W.R. Berkley Corp.	48,224	3,114,306
Willis Towers Watson PLC	28,051	5,636,568
		$ 116,015,642
Interactive Media & Services — 0.0%(3)
IAC, Inc.(1)	6,068	$ 336,046
		$ 336,046
Internet & Direct Marketing Retail — 0.0%(3)
Wayfair, Inc., Class A(1)	6,016	$ 195,821
		$ 195,821
IT Services — 3.0%
Affirm Holdings, Inc.(1)	46,761	$ 877,236
Amdocs, Ltd.	14,799	1,175,780
Automatic Data Processing, Inc.	26,433	5,978,880
Broadridge Financial Solutions, Inc.	4,360	629,235
Cloudflare, Inc., Class A(1)	66,125	3,657,374
Cognizant Technology Solutions Corp., Class A	62,961	3,616,480
Concentrix Corp.	2,920	325,960
DXC Technology Co.(1)	58,306	1,427,331
Genpact, Ltd.	14,032	614,181
International Business Machines Corp.	140,496	16,692,330
Marqeta, Inc., Class A(1)(2)	91,289	649,978
Paychex, Inc.	17,618	1,976,916

11
See Notes to Financial Statements.

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2022
Schedule of Investments — continued

Security	Shares	Value
IT Services (continued)
Snowflake, Inc., Class A(1)	53,219	$ 9,045,101
SS&C Technologies Holdings, Inc.	9,900	472,725
Toast, Inc., Class A(1)	60,806	1,016,676
		$ 48,156,183
Leisure Products — 0.2%
Brunswick Corp.	25,576	$ 1,673,949
Hasbro, Inc.	12,009	809,647
Mattel, Inc.(1)	72,261	1,368,623
		$ 3,852,219
Life Sciences Tools & Services — 0.1%
Azenta, Inc.	5,587	$ 239,459
Illumina, Inc.(1)	1,896	361,738
PerkinElmer, Inc.	1,000	120,330
		$ 721,527
Machinery — 5.3%
AGCO Corp.	24,781	$ 2,383,189
Caterpillar, Inc.	67,262	11,036,349
CNH Industrial NV	354,040	3,954,627
Cummins, Inc.	29,850	6,074,773
Deere & Co.	24,209	8,083,143
Donaldson Co., Inc.	23,424	1,148,010
Dover Corp.	28,578	3,331,623
Flowserve Corp.	37,508	911,444
Fortive Corp.	69,159	4,031,970
IDEX Corp.	6,180	1,235,073
Illinois Tool Works, Inc.	24,036	4,342,103
Ingersoll Rand, Inc.	101,581	4,394,394
ITT, Inc.	21,852	1,427,810
Lincoln Electric Holdings, Inc.	3,859	485,153
Middleby Corp. (The)(1)	9,101	1,166,475
Nordson Corp.	2,563	544,048
Oshkosh Corp.	26,501	1,862,755
PACCAR, Inc.	78,657	6,582,804
Parker-Hannifin Corp.	18,245	4,420,946
Pentair PLC	32,606	1,324,782
Snap-on, Inc.	18,150	3,654,503
Stanley Black & Decker, Inc.	50,818	3,822,022
Timken Co. (The)	26,670	1,574,597
Watts Water Technologies, Inc., Class A	4,099	515,367
Westinghouse Air Brake Technologies Corp.	49,542	4,030,242
Xylem, Inc.	42,899	3,747,657
		$ 86,085,859
Security	Shares	Value
Media — 2.2%
Altice USA, Inc., Class A(1)	50,749	$ 295,867
Cable One, Inc.	426	363,399
Charter Communications, Inc., Class A(1)	5,041	1,529,187
Comcast Corp., Class A	695,607	20,402,153
Interpublic Group of Cos., Inc. (The)	124,702	3,192,371
New York Times Co. (The), Class A	16,394	471,328
Omnicom Group, Inc.	64,117	4,045,142
Paramount Global, Class B	189,961	3,616,857
Sirius XM Holdings, Inc.	20,000	114,200
TEGNA, Inc.	66,760	1,380,597
		$ 35,411,101
Metals & Mining — 1.0%
Commercial Metals Co.	49,882	$ 1,769,813
Nucor Corp.	56,782	6,075,106
Reliance Steel & Aluminum Co.	22,324	3,893,529
Steel Dynamics, Inc.	56,751	4,026,484
		$ 15,764,932
Multiline Retail — 0.9%
Dillard's, Inc., Class A	779	$ 212,480
Dollar General Corp.	9,758	2,340,554
Kohl's Corp.	32,330	813,100
Macy's, Inc.	69,942	1,095,991
Nordstrom, Inc.(2)	29,251	489,369
Target Corp.	67,350	9,994,066
		$ 14,945,560
Multi-Utilities — 1.3%
Ameren Corp.	64,505	$ 5,195,878
CMS Energy Corp.	80,968	4,715,576
Consolidated Edison, Inc.	76,913	6,596,059
Sempra Energy	30,223	4,531,637
		$ 21,039,150
Oil, Gas & Consumable Fuels — 0.1%
Enviva, Inc.(2)	12,655	$ 760,059
New Fortress Energy, Inc.	17,109	747,835
		$ 1,507,894
Paper & Forest Products — 0.0%(3)
Louisiana-Pacific Corp.	603	$ 30,868
		$ 30,868

12
See Notes to Financial Statements.

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2022
Schedule of Investments — continued

Security	Shares	Value
Personal Products — 0.0%(3)
Coty, Inc., Class A(1)	71,499	$ 451,874
		$ 451,874
Pharmaceuticals — 2.4%
Elanco Animal Health, Inc.(1)	123,598	$ 1,533,851
Merck & Co., Inc.	190,960	16,445,475
Organon & Co.	49,190	1,151,046
Perrigo Co. PLC	44,704	1,594,145
Pfizer, Inc.	405,338	17,737,591
		$ 38,462,108
Professional Services — 0.6%
ASGN, Inc.(1)	14,928	$ 1,349,043
Booz Allen Hamilton Holding Corp.	14,544	1,343,138
Dun & Bradstreet Holdings, Inc.	27,116	335,967
FTI Consulting, Inc.(1)	1,651	273,587
ManpowerGroup, Inc.	15,818	1,023,266
Nielsen Holdings PLC	114,665	3,178,514
Robert Half International, Inc.	8,347	638,546
Science Applications International Corp.	12,992	1,148,883
TriNet Group, Inc.(1)	5,550	395,271
Verisk Analytics, Inc.	3,845	655,688
		$ 10,341,903
Real Estate Management & Development — 0.5%
CBRE Group, Inc., Class A(1)	64,136	$ 4,329,821
Howard Hughes Corp. (The)(1)	15,810	875,716
Jones Lang LaSalle, Inc.(1)	20,208	3,052,823
		$ 8,258,360
Road & Rail — 1.3%
Avis Budget Group, Inc.(1)	7,049	$ 1,046,495
J.B. Hunt Transport Services, Inc.	3,349	523,851
Knight-Swift Transportation Holdings, Inc.	40,366	1,975,108
Landstar System, Inc.	2,205	318,336
Norfolk Southern Corp.	30,388	6,370,844
Ryder System, Inc.	13,212	997,374
Schneider National, Inc., Class B	14,425	292,827
Union Pacific Corp.	42,136	8,208,936
XPO Logistics, Inc.(1)	28,243	1,257,378
		$ 20,991,149
Semiconductors & Semiconductor Equipment — 2.4%
Amkor Technology, Inc.	23,110	$ 394,026
Broadcom, Inc.	543	241,097
First Solar, Inc.(1)	33,516	4,433,161
Security	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
GlobalFoundries, Inc.(1)	9,745	$ 471,171
Intel Corp.	664,900	17,134,473
Marvell Technology, Inc.	29,429	1,262,798
Micron Technology, Inc.	196,594	9,849,359
MKS Instruments, Inc.	13,800	1,140,432
ON Semiconductor Corp.(1)	1,850	115,311
Silicon Laboratories, Inc.(1)	2,095	258,607
Skyworks Solutions, Inc.	1,738	148,199
Wolfspeed, Inc.(1)(2)	29,322	3,030,722
		$ 38,479,356
Software — 0.6%
Altair Engineering, Inc., Class A(1)	4,025	$ 177,985
AppLovin Corp., Class A(1)(2)	3,000	58,470
Avalara, Inc.(1)	10,980	1,007,964
Bill.com Holdings, Inc.(1)	8,824	1,168,033
Black Knight, Inc.(1)	14,663	949,136
Clear Secure, Inc., Class A(1)(2)	11,469	262,181
Dolby Laboratories, Inc., Class A	6,111	398,132
Elastic NV(1)	9,713	696,811
Guidewire Software, Inc.(1)	6,592	405,935
Informatica, Inc., Class A(1)	1,000	20,070
Paycor HCM, Inc.(1)	11,019	325,722
Rapid7, Inc.(1)	2,000	85,800
Roper Technologies, Inc.	4,264	1,533,505
SentinelOne, Inc., Class A(1)	40,909	1,045,634
Splunk, Inc.(1)	27,836	2,093,267
Tenable Holdings, Inc.(1)	2,000	69,600
		$ 10,298,245
Specialty Retail — 1.5%
Advance Auto Parts, Inc.	9,243	$ 1,445,051
AutoNation, Inc.(1)	9,177	934,861
Bath & Body Works, Inc.	52,143	1,699,862
Best Buy Co., Inc.	47,460	3,006,116
Burlington Stores, Inc.(1)	3,494	390,944
CarMax, Inc.(1)	35,828	2,365,364
Dick's Sporting Goods, Inc.(2)	12,122	1,268,446
GameStop Corp., Class A(1)	55,640	1,398,233
Gap, Inc. (The)(2)	57,665	473,430
Lithia Motors, Inc., Class A	6,443	1,382,346
Penske Automotive Group, Inc.	6,216	611,841
Petco Health & Wellness Co., Inc.(1)	34,160	381,226
Ross Stores, Inc.	32,528	2,741,134
TJX Cos., Inc. (The)	87,898	5,460,224

13
See Notes to Financial Statements.

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2022
Schedule of Investments — continued

Security	Shares	Value
Specialty Retail (continued)
Williams-Sonoma, Inc.	7,279	$ 857,830
		$ 24,416,908
Technology Hardware, Storage & Peripherals — 1.1%
Dell Technologies, Inc., Class C	61,210	$ 2,091,546
Hewlett Packard Enterprise Co.	308,468	3,695,447
HP, Inc.	238,539	5,944,392
NetApp, Inc.	32,295	1,997,446
Pure Storage, Inc., Class A(1)	23,514	643,578
Seagate Technology Holdings PLC	34,820	1,853,468
Western Digital Corp.(1)	61,941	2,016,179
		$ 18,242,056
Textiles, Apparel & Luxury Goods — 0.5%
Capri Holdings, Ltd.(1)	31,521	$ 1,211,667
Columbia Sportswear Co.	5,937	399,560
Hanesbrands, Inc.(2)	78,117	543,694
Levi Strauss & Co., Class A	20,110	290,992
PVH Corp.	15,257	683,514
Ralph Lauren Corp.	10,265	871,806
Skechers USA, Inc., Class A(1)	29,851	946,874
Tapestry, Inc.	43,744	1,243,642
Under Armour, Inc., Class A(1)	8,707	57,902
VF Corp.	84,061	2,514,264
		$ 8,763,915
Thrifts & Mortgage Finance — 0.2%
Essent Group, Ltd.	30,633	$ 1,068,173
MGIC Investment Corp.	84,741	1,086,379
New York Community Bancorp, Inc.(2)	122,715	1,046,759
TFS Financial Corp.	12,192	158,496
		$ 3,359,807
Trading Companies & Distributors — 0.6%
Air Lease Corp.	35,290	$ 1,094,343
Beacon Roofing Supply, Inc.(1)	8,934	488,868
Core & Main, Inc., Class A(1)	19,620	446,159
MSC Industrial Direct Co., Inc., Class A	18,612	1,355,140
United Rentals, Inc.(1)	12,951	3,498,324
Univar Solutions, Inc.(1)	67,858	1,543,091
W.W. Grainger, Inc.	448	219,157
WESCO International, Inc.(1)	10,145	1,211,110
		$ 9,856,192
Water Utilities — 0.5%
American Water Works Co., Inc.	37,394	$ 4,867,203
Security	Shares	Value
Water Utilities (continued)
Essential Utilities, Inc.	61,944	$ 2,563,243
		$ 7,430,446
Wireless Telecommunication Services — 0.3%
T-Mobile US, Inc.(1)	39,783	$ 5,337,685
		$ 5,337,685
Total Common Stocks (identified cost $1,614,871,878)		$1,603,487,576

Short-Term Investments — 0.5%
Affiliated Fund — 0.2%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 2.80%(4)	2,436,597	$ 2,436,597
Total Affiliated Fund (identified cost $2,436,597)		$ 2,436,597
Securities Lending Collateral — 0.3%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 3.07%(5)	5,430,822	$ 5,430,822
Total Securities Lending Collateral (identified cost $5,430,822)		$ 5,430,822
Total Short-Term Investments (identified cost $7,867,419)		$ 7,867,419
Total Investments — 100.0% (identified cost $1,622,739,297)		$1,611,354,995
Other Assets, Less Liabilities — (0.0)%(3)		$ (494,197)
Net Assets — 100.0%		$ 1,610,860,798

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Non-income producing security.
(2)	All or a portion of this security was on loan at September 30, 2022. The aggregate market value of securities on loan at September 30, 2022 was $14,159,591.
(3)	Amount is less than 0.05% or (0.05)%, as applicable.
(4)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of September 30, 2022.
(5)	Represents investment of cash collateral received in connection with securities lending.

14
See Notes to Financial Statements.

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2022
Statement of Assets and Liabilities

September 30, 2022
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $1,620,302,700) - including $14,159,591 of securities on loan	$ 1,608,918,398
Investments in securities of affiliated issuers, at value (identified cost $2,436,597)	2,436,597
Cash	1,185
Receivable for capital shares sold	5,579,232
Dividends receivable	2,205,463
Dividends receivable - affiliated	6,875
Securities lending income receivable	7,691
Receivable from affiliate	318,995
Directors' deferred compensation plan	169,709
Total assets	$1,619,644,145
Liabilities
Due to custodian - foreign currency, at value (cost $95)	$ 87
Payable for capital shares redeemed	2,437,501
Deposits for securities loaned	5,430,822
Payable to affiliates:
Investment advisory fee	171,284
Administrative fee	185,134
Distribution and service fees	20,190
Sub-transfer agency fee	2,744
Directors' deferred compensation plan	169,709
Accrued expenses	365,876
Total liabilities	$ 8,783,347
Net Assets	$1,610,860,798
Sources of Net Assets
Paid-in capital	$ 1,668,511,207
Accumulated loss	(57,650,409)
Net Assets	$1,610,860,798
Class A Shares
Net Assets	$ 90,131,289
Shares Outstanding	3,625,997
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 24.86
Maximum Offering Price Per Share (100 ÷ 95.25 of net asset value per share)	$ 26.10
Class I Shares
Net Assets	$ 1,492,096,492
Shares Outstanding	59,587,860
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 25.04
15
See Notes to Financial Statements.

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2022
Statement of Assets and Liabilities — continued

September 30, 2022
Class R6 Shares
Net Assets	$ 28,633,017
Shares Outstanding	1,143,107
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 25.05

On sales of $50,000 or more, the offering price of Class A shares is reduced.
16
See Notes to Financial Statements.

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2022
Statement of Operations

Year Ended
September 30, 2022
Investment Income
Dividend income (net of foreign taxes withheld of $11,879)	$ 39,190,897
Dividend income - affiliated issuers	27,029
Securities lending income, net	157,695
Total investment income	$ 39,375,621
Expenses
Investment advisory fee	$ 2,129,005
Administrative fee	2,129,005
Distribution and service fees:
Class A	245,413
Directors' fees and expenses	79,919
Custodian fees	34,717
Transfer agency fees and expenses	1,330,374
Accounting fees	362,291
Professional fees	48,936
Registration fees	167,819
Reports to shareholders	86,615
Miscellaneous	65,438
Total expenses	$ 6,679,532
Waiver and/or reimbursement of expenses by affiliate	$ (2,176,966)
Net expenses	$ 4,502,566
Net investment income	$ 34,873,055
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ (52,596,338)
Investment securities - affiliated issuers	256
Net realized loss	$ (52,596,082)
Change in unrealized appreciation (depreciation):
Investment securities	$ (282,772,274)
Investment securities - affiliated issuers	(290)
Foreign currency	8
Net change in unrealized appreciation (depreciation)	$(282,772,556)
Net realized and unrealized loss	$(335,368,638)
Net decrease in net assets from operations	$(300,495,583)
17
See Notes to Financial Statements.

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2022
Statements of Changes in Net Assets

	Year Ended September 30,
	2022	2021
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 34,873,055	$ 22,636,869
Net realized gain (loss)	(52,596,082)	50,405,731
Net change in unrealized appreciation (depreciation)	(282,772,556)	229,937,222
Net increase (decrease) in net assets from operations	$ (300,495,583)	$ 302,979,822
Distributions to shareholders:
Class A	$ (3,757,516)	$ (925,166)
Class I	(70,362,679)	(16,192,879)
Total distributions to shareholders	$ (74,120,195)	$ (17,118,045)
Capital share transactions:
Class A	$ 24,073,755	$ 21,684,760
Class I	315,558,015	586,920,360
Class R6(1)	34,715,643	—
Net increase in net assets from capital share transactions	$ 374,347,413	$ 608,605,120
Net increase (decrease) in net assets	$ (268,365)	$ 894,466,897
Net Assets
At beginning of year	$ 1,611,129,163	$ 716,662,266
At end of year	$1,610,860,798	$1,611,129,163

(1)	For the period from the commencement of operations, February 1, 2022, to September 30, 2022.
18
See Notes to Financial Statements.

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2022
Financial Highlights

	Class A
	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 30.72	$ 23.00	$ 23.38	$ 23.60	$ 23.02
Income (Loss) From Operations
Net investment income(1)	$ 0.51	$ 0.46	$ 0.46	$ 0.43	$ 0.41
Net realized and unrealized gain (loss)	(5.11)	7.69	(0.35)	0.25	1.68
Total income (loss) from operations	$ (4.60)	$ 8.15	$ 0.11	$ 0.68	$ 2.09
Less Distributions
From net investment income	$ (0.38)	$ (0.33)	$ (0.34)	$ (0.34)	$ (0.35)
From net realized gain	(0.88)	(0.10)	(0.15)	(0.56)	(1.16)
Total distributions	$ (1.26)	$ (0.43)	$ (0.49)	$ (0.90)	$ (1.51)
Net asset value — End of year	$ 24.86	$ 30.72	$ 23.00	$ 23.38	$ 23.60
Total Return(2)	(15.75)%	35.76%	0.35%	3.18%	9.30%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$90,131	$87,085	$47,993	$52,888	$44,047
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.61%	0.61%	0.63%	0.68%	0.71%
Net expenses	0.49% (4)	0.49%	0.49%	0.51%	0.57%
Net investment income	1.73%	1.59%	2.07%	1.95%	1.80%
Portfolio Turnover	34%	34%	32%	39%	67%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended September 30, 2022).
19
See Notes to Financial Statements.

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2022
Financial Highlights — continued

	Class I
	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 30.92	$ 23.16	$ 23.53	$ 23.74	$ 23.12
Income (Loss) From Operations
Net investment income(1)	$ 0.59	$ 0.54	$ 0.52	$ 0.50	$ 0.50
Net realized and unrealized gain (loss)	(5.14)	7.72	(0.35)	0.25	1.67
Total income (loss) from operations	$ (4.55)	$ 8.26	$ 0.17	$ 0.75	$ 2.17
Less Distributions
From net investment income	$ (0.45)	$ (0.40)	$ (0.39)	$ (0.40)	$ (0.39)
From net realized gain	(0.88)	(0.10)	(0.15)	(0.56)	(1.16)
Total distributions	$ (1.33)	$ (0.50)	$ (0.54)	$ (0.96)	$ (1.55)
Net asset value — End of year	$ 25.04	$ 30.92	$ 23.16	$ 23.53	$ 23.74
Total Return(2)	(15.52)%	36.03%	0.63%	3.46%	9.67%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,492,096	$1,524,045	$668,670	$368,993	$254,809
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.36%	0.36%	0.38%	0.43%	0.47%
Net expenses	0.24% (4)	0.24%	0.24%	0.23%	0.22%
Net investment income	1.98%	1.83%	2.31%	2.22%	2.15%
Portfolio Turnover	34%	34%	32%	39%	67%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended September 30, 2022).
20
See Notes to Financial Statements.

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2022
Financial Highlights — continued

Class R6
Period Ended September 30, 2022(1)
Net asset value — Beginning of period	$ 31.03
Income (Loss) From Operations
Net investment income(2)	$ 0.41
Net realized and unrealized loss	(6.39)
Total loss from operations	$ (5.98)
Net asset value — End of period	$ 25.05
Total Return(3)	(19.27)% (4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$28,633
Ratios (as a percentage of average daily net assets):(5)
Total expenses	0.31% (6)
Net expenses	0.19% (6)(7)
Net investment income	2.21% (6)
Portfolio Turnover	34% (8)

(1)	For the period from the commencement of operations, February 1, 2022, to September 30, 2022.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Not annualized.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Annualized.
(7)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the period ended September 30, 2022).
(8)	For the year ended September 30, 2022.
21
See Notes to Financial Statements.

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2022
Notes to Financial Statements

1  Significant Accounting Policies
Calvert US Large-Cap Value Responsible Index Fund (the Fund) is a diversified series of Calvert Responsible Index Series, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek to track the performance of the Calvert US Large-Cap Value Responsible Index, which measures the investment return of large-capitalization stocks.
The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.25% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class I and Class R6 shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy.
Other Securities. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day and are categorized as Level 1 in the hierarchy.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, which became effective September 8, 2022, the Board has designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
22

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2022
Notes to Financial Statements — continued

The following table summarizes the market value of the Fund's holdings as of September 30, 2022, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks	$ 1,603,487,576(1)	$ —	$ —	$ 1,603,487,576
Short-Term Investments:
Affiliated Fund	2,436,597	—	—	2,436,597
Securities Lending Collateral	5,430,822	—	—	5,430,822
Total Investments	$1,611,354,995	$ —	$ —	$1,611,354,995

(1)	The level classification by major category of investments is the same as the category presentation in the Schedule of Investments.
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund's understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain.
C  Share Class Accounting— Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Expenses arising in connection with a specific class are charged directly to that class. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer agency fees and expenses on the Statement of Operations, are not allocated to Class R6 shares.
D  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. Distributions from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
E  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F   Indemnifications— The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
G  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
2  Related Party Transactions
The investment advisory fee is earned by Calvert Research and Management (CRM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment advisory fee is computed at the annual rate of 0.12% of the Fund’s average daily net assets and is payable monthly. For the year ended September 30, 2022, the investment advisory fee amounted to $2,129,005.
Effective April 26, 2022, the Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment advisory fee paid by the Fund is reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended September 30, 2022, the investment advisory fee paid was reduced by $2,819 relating to the Fund’s investment in the Liquidity Fund. Prior to April 26, 2022, the Fund may have invested its cash in Calvert Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by CRM. CRM did not receive a fee for advisory services provided to Cash Reserves Fund.
23

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2022
Notes to Financial Statements — continued

CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.49%, 0.24% and 0.19% for Class A, Class I and Class R6, respectively, of such class’s average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after January 31, 2023. For the year ended September 30, 2022, CRM waived or reimbursed expenses of $2,174,147.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A, Class I and Class R6 and is payable monthly. For the year ended September 30, 2022, CRM was paid administrative fees of $2,129,005.
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2022 amounted to $245,413 for Class A shares.
The Fund was informed that EVD received $62,158 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2022. The Fund was also informed that EVD received $480 of contingent deferred sales charges paid by Class A shareholders for the same period.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2022, sub-transfer agency fees and expenses incurred to EVM amounted to $14,654 and are included in transfer agency fees and expenses on the Statement of Operations.
During the year ended September 30, 2022, CRM agreed to reimburse the Fund $4,153 for a net realized loss due to a trading error in the period. The reimbursement is included in Receivable from affiliate on the Statement of Assets and Liabilities. The impact of the reimbursement was less than $0.01 per share for each class and had no significant impact on total return.
Each Director of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $214,000 ($154,000 prior to January 1, 2022), plus an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee. The Board chair receives an additional $30,000 annual fee, Committee chairs receive an additional $6,000 annual fee and the special equities liaison receives an additional $2,500 annual fee. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM.
3  Investment Activity
During the year ended September 30, 2022, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $932,428,685 and $595,210,536, respectively.
4  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended September 30, 2022 and September 30, 2021 was as follows:
	Year Ended September 30,
	2022	2021
Ordinary income	$54,476,500	$17,118,045
Long-term capital gains	$19,643,695	$ —
During the year ended September 30, 2022, accumulated loss was increased by $3,310,887 and paid-in capital was increased by $3,310,887 primarily due to the Fund's use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
24

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2022
Notes to Financial Statements — continued

As of September 30, 2022, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 24,586,348
Deferred capital losses	(36,303,941)
Net unrealized depreciation	(45,932,816)
Accumulated loss	$(57,650,409)
At September 30, 2022, the Fund, for federal income tax purposes, had deferred capital losses of $36,303,941 which would reduce the Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at September 30, 2022, $36,303,941 are short-term.
The cost and unrealized appreciation (depreciation) of investments of the Fund at September 30, 2022, as determined on a federal income tax basis, were as follows:
Aggregate cost	$1,657,287,819
Gross unrealized appreciation	$ 144,751,211
Gross unrealized depreciation	(190,684,035)
Net unrealized depreciation	$ (45,932,824)
5  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2022, the total value of securities on loan was $14,159,591 and the total value of collateral received was $14,743,437, comprised of cash of $5,430,822 and U.S. government and/or agencies securities of $9,312,615.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2022.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Common Stocks	$5,430,822	$ —	$ —	$ —	$5,430,822
The carrying amount of the liability for deposits for securities loaned at September 30, 2022 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2022.
25

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2022
Notes to Financial Statements — continued

6  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit with a group of banks, which is in effect through October 25, 2022. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2021, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings outstanding pursuant to its line of credit at September 30, 2022. The Fund did not have any significant borrowings or allocated fees during the year ended September 30, 2022. Effective October 25, 2022, the Fund renewed its line of credit agreement, which expires October 24, 2023. In connection with the renewal, the borrowing limit was decreased to $725 million.
7  Affiliated Funds
At September 30, 2022, the value of the Fund’s investment in affiliated funds was $2,436,597, which represents 0.2% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended September 30, 2022 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units/Shares, end of period
Short-Term Investments
Cash Reserves Fund	$2,904,666	$216,829,399	$(219,734,031)	$ 256	$ (290)	$ —	$ 2,464	—
Liquidity Fund	—	134,792,105	(132,355,508)	—	—	2,436,597	24,565	2,436,597
Total				$ 256	$(290)	$2,436,597	$27,029
8  Capital Shares
The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 75,000,000 common shares, $0.01 par value, for each Class.
Transactions in capital shares for the years ended September 30, 2022 and September 30, 2021 were as follows:
	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,352,711	$ 40,245,039	1,412,939	$ 41,232,135
Reinvestment of distributions	108,692	3,332,502	33,486	882,678
Shares redeemed	(670,635)	(19,503,786)	(697,897)	(20,430,053)
Net increase	790,768	$ 24,073,755	748,528	$ 21,684,760
Class I
Shares sold	25,266,829	$ 752,758,394	26,818,715	$ 776,795,889
Reinvestment of distributions	1,789,057	55,156,619	448,118	11,870,655
Shares redeemed	(16,750,251)	(492,356,998)	(6,861,149)	(201,746,184)
Net increase	10,305,635	$ 315,558,015	20,405,684	$ 586,920,360
26

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2022
Notes to Financial Statements — continued

	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Amount	Shares	Amount
Class R6(1)
Shares sold	1,235,427	$ 37,282,272	—	$ —
Shares redeemed	(92,320)	(2,566,629)	—	—
Net increase	1,143,107	$ 34,715,643	—	$ —

(1)	For the period from the commencement of operations, February 1, 2022, to September 30, 2022.
9  Risks and Uncertainties
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and industries, and could continue to affect the market in significant and unforeseen ways. Other epidemics and pandemics that may arise in the future may have similar effects. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.
27

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2022
Report of Independent Registered Public Accounting Firm

To the Board of Directors of Calvert Responsible Index Series, Inc. and Shareholders of Calvert US Large-Cap Value Responsible Index Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Calvert US Large-Cap Value Responsible Index Fund (the "Fund") (one of the funds constituting Calvert Responsible Index Series, Inc.), including the schedule of investments, as of September 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the years ended September 30, 2020, 2019, and 2018 were audited by other auditors whose report, dated November 20, 2020, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 22, 2022
We have served as the auditor of one or more Calvert investment companies since 2021.
28

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2022
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2023 will show the tax status of all distributions paid to your account in calendar year 2022. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.
Qualified Dividend Income. For the fiscal year ended September 30, 2022, the Fund designates approximately $38,688,015, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2022 ordinary income dividends, 51.62% qualifies for the corporate dividends received deduction.
29

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2022
Board of Directors' Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended, provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of directors, including by a vote of a majority of the directors who are not “interested persons” of the fund (“Independent Directors”), cast in person at a meeting called for the purpose of considering such approval.
At a video conference meeting of the Boards of Trustees/Directors (each a “Board”) of the registered investment companies advised by Calvert Research and Management (“CRM” or the “Adviser”) (the “Calvert Funds”) held on June 14, 2022, the Board, including a majority of the Independent Directors, voted to approve continuation of existing investment advisory and investment sub-advisory agreements for the Calvert Funds for an additional one-year period. The meeting was held by video conference due to circumstances related to current or potential effects of COVID-19 pursuant to temporary exemptive relief issued by the Securities and Exchange Commission.
In evaluating the investment advisory and investment sub-advisory agreements for the Calvert Funds, the Board considered a variety of information relating to the Calvert Funds and various service providers, including the Adviser. The Independent Directors reviewed a report prepared by the Adviser regarding various services provided to the Calvert Funds by the Adviser and its affiliates. Such report included, among other data, information regarding the Adviser’s personnel and the Adviser’s revenue and cost of providing services to the Calvert Funds, and a separate report prepared by an independent data provider, which compared each fund’s investment performance, fees and expenses to those of comparable funds as identified by such independent data provider (“comparable funds”).
The Independent Directors were separately represented by independent legal counsel with respect to their consideration of the continuation of the investment advisory and investment sub-advisory agreements for the Calvert Funds. Prior to voting, the Independent Directors reviewed the proposed continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements with management and also met in private sessions with their counsel at which time no representatives of management were present.
The information that the Board considered included, among other things, the following (for funds that invest through one or more affiliated underlying fund(s), references to “each fund” in this section may include information that was considered at the underlying fund-level):
Information about Fees, Performance and Expenses
•	A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;
•	A report from an independent data provider comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to benchmark indices;
•	For each fund, comparative information concerning the fees charged and the services provided by the Adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for the Adviser with respect to each fund;
Information about Portfolio Management and Trading
•	Descriptions of the investment management services provided to each fund, including investment strategies and processes it employs;
•	Information about the Adviser’s policies and practices with respect to trading, including the Adviser’s processes for monitoring best execution of portfolio transactions;
•	Information about the allocation of brokerage transactions and the benefits received by the Adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
Information about the Adviser
•	Reports detailing the financial results and condition of CRM;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;
•	A description of CRM’s procedures for overseeing sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
30

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2022
Board of Directors' Contract Approval — continued

Other Relevant Information
•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by CRM and its affiliates; and
•	The terms of each investment advisory agreement.
Over the course of the year, the Board and its committees held regular quarterly meetings. During these meetings, the Directors participated in investment and performance reviews with the portfolio managers and other investment professionals of the Adviser relating to each fund, and considered various investment and trading strategies used in pursuing each fund’s investment objective(s), such as the use of derivative instruments, as well as risk management techniques. The Board and its committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, corporate governance and other issues with respect to the funds, and received and participated in reports and presentations provided by CRM and its affiliates with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Directors held regular video conferences in between meetings to discuss, among other topics, matters relating to the continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements.
For funds that invest through one or more affiliated underlying funds, the Board considered similar information about the underlying fund(s) when considering the approval of investment advisory agreements. In addition, in cases where the Adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any investment sub-advisory agreement.
The Independent Directors were assisted throughout the contract review process by their independent legal counsel. The Independent Directors relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and investment sub-advisory agreement and the weight to be given to each such factor. The Board, including the Independent Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board, including the Independent Directors, concluded that the continuation of the investment advisory agreement of Calvert US Large-Cap Value Responsible Index Fund (the “Fund”), including the fee payable under the agreement, is in the best interests of the Fund’s shareholders. Accordingly, the Board, including a majority of the Independent Directors, voted to approve the continuation of the investment advisory agreement of the Fund.
Nature, Extent and Quality of Services
In considering the nature, extent and quality of the services provided by the Adviser under the investment advisory agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel, including, among other information, biographical information on the Adviser’s investment personnel and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Adviser as well as the Board’s familiarity with management through Board meetings, discussions and other reports. The Board considered the Adviser’s management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Adviser’s compliance with applicable policies and procedures, including those related to personal investing. The Board took into account, among other items, periodic reports received from the Adviser over the past year concerning the Adviser’s ongoing review and enhancement of certain processes, policies and procedures of the Calvert Funds and the Adviser. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Adviser under the investment advisory agreement.
Fund Performance
In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. The Board compared the Fund’s investment performance to that of the Fund’s peer universe and its benchmark index. The Board’s review included comparative performance data for the one-, three- and five-year periods ended December 31, 2021. This performance data indicated that the Fund had underperformed the median of its peer universe and its benchmark index for the one-year period ended December 31, 2021, while it had outperformed the median of its peer universe and its benchmark index for the three- and five-year periods ended December 31, 2021. The Board took into account management’s discussion of the Fund’s recent performance. Based upon its review, the Board concluded that the Fund’s performance was satisfactory relative to the performance of its peer universe and its benchmark index.
Management Fees and Expenses
In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with those of comparable funds in its expense universe. Among other findings, the data indicated that the Fund’s advisory and administrative fees (after taking into account waivers and/or reimbursements) (referred to collectively as “management fees”) and the Fund’s total expenses (net of waivers and/or reimbursements) were each below the respective median of the Fund’s expense universe. The Board took into account the Adviser’s current undertaking to maintain expense limitations for the Fund and that the Adviser was waiving and/or reimbursing a portion of the Fund’s expenses. Based upon its review, the Board concluded that the management fees were reasonable in view of the nature, extent and quality of services provided by the Adviser.
31

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2022
Board of Directors' Contract Approval — continued

Profitability and Other “Fall-Out” Benefits
The Board reviewed the Adviser’s profitability in regard to the Fund and the Calvert Funds in the aggregate. In reviewing the overall profitability of the Fund to the Adviser, the Board also considered the fact that the Adviser and its affiliates provided sub-transfer agency support, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included the profitability of the Fund to the Adviser and its affiliates without regard to any marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered that the Adviser and its affiliates derived benefits to their reputation and other indirect benefits from their relationships with the Fund. Based upon its review, the Board concluded that the Adviser’s and its affiliates’ level of profitability from their relationships with the Fund was reasonable.
Economies of Scale
The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time. The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.
32

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2022
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 14, 2022, the Committee provided a written report to the Fund’s Board of Trustees/ Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2021 through December 31, 2021 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
33

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2022
Management and Organization

Fund Management. The Directors of Calvert Responsible Index Series, Inc. (the Corporation) are responsible for the overall management and supervision of the affairs of the Corporation. The Board members and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund's current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Board member and the Chief Compliance Officer is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009 and the business address of the Secretary, Vice President and Chief Legal Officer and the Treasurer is Two International Place, Boston, Massachusetts 02110. As used below, “CRM” refers to Calvert Research and Management and “Eaton Vance” refers to Eaton Vance Management. Each Director oversees 42 funds in the Calvert fund complex. Effective March 1, 2021, each of Eaton Vance and CRM are indirect wholly-owned subsidiaries of Morgan Stanley. Each officer affiliated with CRM may hold a position with other CRM affiliates that is comparable to his or her position with CRM listed below.
Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Director
John H. Streur(1) 1960	Director and President	Since 2015	President and Chief Executive Officer of CRM (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc.
(January 2015 - December 2016); Chief Executive Officer of Calvert
Investment Distributors, Inc. (August 2015 - December 2016); Chief
Compliance Officer of Calvert Investment Management, Inc. (August 2015 -
April 2016); President and Director, Portfolio 21 Investments, Inc.
(through October 2014); President, Chief Executive Officer and
Director, Managers Investment Group LLC (through January 2012);
President and Director, The Managers Funds and Managers AMG
Funds (through January 2012).
Other Directorships. Portfolio 21 Investments, Inc. (asset management)
(through October 2014); Managers Investment Group LLC (asset management)
(through January 2012); The Managers Funds (asset management)
(through January 2012); Managers AMG Funds (asset management)
(through January 2012); Calvert Impact Capital, Inc.
Noninterested Directors
Richard L. Baird, Jr. 1948	Director	Since 2000	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
Other Directorships. None.
Alice Gresham Bullock 1950	Chair and Director	Since 2016	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
Other Directorships. None.
Cari M. Dominguez 1949	Director	Since 2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships. ManpowerGroup Inc. (workforce solutions company);
Triple S Management Corporation (managed care); National Association of Corporate Directors.
John G. Guffey, Jr. 1948	Director	Since 2000	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships. Calvert Impact Capital, Inc. (through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Director	Since 2005	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram) (November 1999 - September 2014).
Other Directorships. Bridgeway Funds (9) (asset management).
Joy V. Jones 1950	Director	Since 2000	Attorney. Other Directorships. Palm Management Corporation.
34

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2022
Management and Organization — continued

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Directors (continued)
Anthony A. Williams 1951	Director	Since 2016	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships. Freddie Mac; Evoq Properties/Meruelo Maddux
Properties, Inc. (real estate management); Weston Solutions, Inc.
(environmental services); Bipartisan Policy Center’s Debt Reduction Task Force;
Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization); The Howard Hughes Corporation (real estate development); Old Dominion National Bank.

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Directors
Hope L. Brown 1973	Chief Compliance Officer	Since 2014	Chief Compliance Officer of 42 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Deidre E. Walsh 1971	Secretary, Vice President and Chief Legal Officer	Since 2021	Vice President of CRM and officer of 42 registered investment companies advised by CRM (since 2021). Also Vice President of Eaton Vance and certain of its affiliates and officer of 136 registered investment companies advised or administered by Eaton Vance.
James F. Kirchner 1967	Treasurer	Since 2016	Vice President of CRM and officer of 42 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 136 registered investment companies advised or administered by Eaton Vance.

(1) Mr. Streur is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
35

Calvert Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■
investment experience and risk tolerance
■
checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com

36

Calvert Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■
buy securities from us or make a wire transfer
■
give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■
affiliates from using your information to market to you
■
sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
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37

Calvert Funds
IMPORTANT NOTICES

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38

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Investment Adviser and Administrator
Calvert Research and Management
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Washington, DC 20009
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
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State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24191     9.30.22

Calvert
International Responsible Index Fund
Annual Report
September 30, 2022

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.
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Annual Report September 30, 2022
Calvert
International Responsible Index Fund

Calvert
International Responsible Index Fund
September 30, 2022
Management's Discussion of Fund Performance†

Economic and Market Conditions
The 12-month period starting October 1, 2021, was dominated by the ongoing effects of one black swan event — the COVID-19 pandemic — and new fallout from another — Russia’s unprovoked invasion of Ukraine.
In the opening months of the period, stock investors as well as consumers appeared to be taking a “glass is half full” approach. Despite the appearance of a new and more contagious COVID-19 variant, the highest inflation readings in nearly four decades, and the U.S. Federal Reserve’s (the Fed’s) announcement that it would begin tapering bond purchases that had supported economic growth, major U.S. equity indexes repeatedly closed at new all-time highs during the final quarter of 2021.
In both the U.S. and Europe, consumers rushed to spend money saved during the early months of the pandemic. Mastercard, Inc. reported its highest retail sales on record during the 2021 holiday season. But as the new year began, investors appeared to reevaluate the twin threats of inflation and interest rate hikes, and stock performance turned negative around the globe. In February, Russia’s invasion of Ukraine sent shock waves through markets worldwide, exacerbating inflationary pressures on energy and food costs.
As the Fed’s outlook on inflation worsened from “transitory” to “persistent,” central banks around the world — including the Bank of England and the European Central Bank — initiated their first interest rate hikes in years. In Europe, looming energy shortages caused by Russia’s invasion of Ukraine pushed inflation rates higher and stock prices lower during the period.
Investors began to expect that the Fed would raise interest rates at every policy meeting in 2022 and, in turn, worried that aggressive rate hikes could tip the U.S. economy into recession. At its June, July, and September 2022 meetings, the Fed hiked the federal funds rate 0.75% each time — its first moves of that magnitude since 1994. Higher interest rates, inflation, and recessionary worries drove stock prices down, with rate-sensitive technology stocks — which had been star performers early in the pandemic — suffering some of the worst declines.
Meanwhile in the world’s second-largest economy, China’s zero-COVID policy and problems within its real estate sector severely restricted economic output. The MSCI Golden Dragon Index, a measure of Chinese large-cap and mid-cap stocks, was one of the worst-performing major indexes, declining 32.61% during the period.
Major equity indexes elsewhere also suffered significant losses. For the period as a whole, the MSCI ACWI Index, a broad measure of global equities, returned -20.66%; the S&P 500® Index, a broad measure of U.S. stocks, lost 15.47%; and the technology-laden Nasdaq Composite Index fell 26.25%. The MSCI EAFE Index of developed-market international equities returned -25.13%, while the MSCI Emerging Markets Index returned -28.11% during the period.
Fund Performance
For the 12-month period ended September 30, 2022, Calvert International Responsible Index Fund (the Fund) returned -27.50% for Class A shares at net asset value (NAV). The Fund underperformed its primary benchmark, the MSCI World ex USA Index (the Index), which returned -23.91%; and underperformed its secondary benchmark, the Calvert International Responsible Index (the Calvert Index), which returned -27.38% during the period.
The Fund’s underperformance versus the Calvert Index was due to Fund expenses and fees, which the Calvert Index does not incur.
All 11 market sectors in the Fund delivered negative returns during a period notable for a widespread market downturn. The weakest-performing sectors were information technology (IT), consumer discretionary, and industrials. The strongest-performing sectors were consumer staples, financials, and utilities.
The Fund’s underperformance versus the Index was due in part to an underweight position and stock selections in the energy sector. The combination of increased oil and gas demand from the reopening of the global economy and the tightening of supplies as a result of Russia’s invasion of Ukraine caused energy prices to soar, making energy the only sector within the Index that delivered positive performance during the period. Within the sector, not owning Index components and major oil and gas exploration and production firms Shell PLC, TotalEnergies SE, and BP PLC detracted from Fund returns relative to the Index as their stock prices rose during the period.
An overweight position in IT — the worst-performing sector within the Index during the period — and security selections and an underweight position in the materials sector also detracted from performance versus the Index during the period.
Within the IT sector, the Fund’s out-of-Index positions in Taiwan Semiconductor Manufacturing Co., Ltd. (TSM) and Samsung Electronics Co., Ltd. (Samsung) both declined in price and detracted from returns relative to the Index. TSM, one of the world’s largest semiconductor makers and a contract manufacturer for Apple, Nvidia, and other hardware firms, missed earnings estimates for several quarters as global recessionary fears weakened demand. Samsung, a major manufacturer of memory chips, smartphones, and other consumer electronics, reported profit declines amid lower chip demand and recessionary worries as well.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
2

Calvert
International Responsible Index Fund
September 30, 2022
Management's Discussion of Fund Performance† — continued

In contrast, security selections in the financials sector and an overweight position in the real estate sector contributed to Fund performance versus the Index.
On an individual stock basis, not owning Index position Shopify, Inc. (Shopify) was the largest contributor to returns relative to the Index. Shopify provides an e-commerce platform for small and mid-size companies. Its stock lost more than three-quarters of its value as the firm’s expenses grew faster than revenue. Management had expanded Shopify’s operations in anticipation of increased business that did not materialize during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
3

Calvert
International Responsible Index Fund
September 30, 2022
Performance

Portfolio Manager(s) Thomas C. Seto of Calvert Research and Management
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	10/30/2015	10/30/2015	(27.50)%	(0.20)%	2.31%
Class A with 4.75% Maximum Sales Charge	—	—	(30.95)	(1.16)	1.59
Class I at NAV	10/30/2015	10/30/2015	(27.32)	0.07	2.61
Class R6 at NAV	02/01/2019	10/30/2015	(27.30)	0.09	2.62

MSCI World ex USA Index	—	—	(23.91)%	(0.39)%	2.17%
Calvert International Responsible Index	—	—	(27.38)	0.31	2.71

% Total Annual Operating Expense Ratios[3]	Class A	Class I	Class R6
Gross	0.67%	0.42%	0.39%
Net	0.54	0.29	0.26
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment[2]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class I, at minimum investment	$1,000,000	10/30/2015	$1,195,242	N.A.
Class R6, at minimum investment	$5,000,000	10/30/2015	$5,980,308	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
4

Calvert
International Responsible Index Fund
September 30, 2022
Fund Profile

Sector Allocation (% of net assets)[1]
Top 10 Holdings (% of net assets)[1]
Taiwan Semiconductor Manufacturing Co., Ltd.	2.2%
Nestle S.A.	2.1
Roche Holding AG PC	1.5
Samsung Electronics Co., Ltd.	1.4
Toyota Motor Corp.	1.3
AstraZeneca PLC	1.2
ASML Holding NV	1.2
Novo Nordisk A/S, Class B	1.1
Novartis AG	1.1
LVMH Moet Hennessy Louis Vuitton SE	1.1
Total	14.2%

Footnotes:
[1]	Excludes cash and cash equivalents.
5

Calvert
International Responsible Index Fund
September 30, 2022
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	MSCI World ex USA Index is an unmanaged index of equity securities in the developed markets, excluding the United States. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Calvert International Responsible Index (the “Calvert Index”) is composed of common stocks of large companies in developed markets, excluding the U.S. Large companies in developed markets are the 1,000 largest publicly traded companies, excluding real estate investment trusts and business development companies, in markets that Calvert Research and Management determines to be developed markets based on a set of criteria including level of economic development, existence of capital controls, openness to foreign direct investment, market trading and liquidity conditions, regulatory environment, treatment of minority shareholders, and investor expectations. The Calvert Principles for Responsible Investment serve as a framework for considering environmental, social and governance factors that may affect investment performance. Stocks are weighted in the Calvert Index based on their float-adjusted market capitalization, by country and by sector, subject to certain prescribed limits. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’s inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/23. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Additional Information
S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. MSCI Golden Dragon Index is an unmanaged index of common stocks traded in China, Hong Kong and Taiwan. MSCI ACWI Index is an unmanaged free-float-adjusted, market-capitalization-weighted index designed to measure the equity market performance of developed and emerging markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks.

6

Calvert
International Responsible Index Fund
September 30, 2022
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2022 to September 30, 2022).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (4/1/22)	Ending Account Value (9/30/22)	Expenses Paid During Period* (4/1/22 – 9/30/22)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$ 759.40	$2.38 **	0.54%
Class I	$1,000.00	$ 760.40	$1.28 **	0.29%
Class R6	$1,000.00	$ 760.40	$1.15 **	0.26%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,022.36	$2.74 **	0.54%
Class I	$1,000.00	$1,023.61	$1.47 **	0.29%
Class R6	$1,000.00	$1,023.76	$1.32 **	0.26%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2022.
**	Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.
7

Calvert
International Responsible Index Fund
September 30, 2022
Schedule of Investments

Common Stocks — 99.8%

Security	Shares	Value
Australia — 5.7%
APA Group	78,928	$ 485,639
ASX, Ltd.	9,943	457,609
Australia & New Zealand Banking Group, Ltd.	155,975	2,283,286
BlueScope Steel, Ltd.	58,316	566,344
Brambles, Ltd.	82,121	600,751
Cochlear, Ltd.	4,132	513,267
Coles Group, Ltd.	92,245	972,480
Commonwealth Bank of Australia	74,386	4,327,400
Computershare, Ltd.	28,258	450,717
CSL, Ltd.	24,378	4,433,556
Endeavour Group, Ltd.	92,526	415,824
Fortescue Metals Group, Ltd.	141,023	1,513,931
Insurance Australia Group, Ltd.	135,051	399,516
Lynas Rare Earths, Ltd.(1)	105,130	506,982
Macquarie Group, Ltd.	20,488	1,998,812
Medibank Private, Ltd.	134,333	300,256
National Australia Bank, Ltd.	156,806	2,903,370
Qantas Airways, Ltd.(1)	56,530	181,412
QBE Insurance Group, Ltd.	74,601	553,513
Ramsay Health Care, Ltd.	11,702	429,551
REA Group, Ltd.(2)	2,544	185,169
Reece, Ltd.(2)	13,514	121,439
SEEK, Ltd.(2)	17,700	215,121
Sonic Healthcare, Ltd.	28,064	547,394
Suncorp Group, Ltd.	65,192	420,681
Telstra Corp., Ltd.	221,976	548,109
TPG Telecom, Ltd.(2)	27,646	85,817
Transurban Group	195,596	1,544,703
Wesfarmers, Ltd.	60,106	1,643,210
Westpac Banking Corp.	183,987	2,434,147
WiseTech Global, Ltd.	8,984	293,530
Woolworths Group, Ltd.	89,664	1,948,457
		$ 34,281,993
Austria — 0.2%
Erste Group Bank AG	17,169	$ 376,382
Verbund AG	4,313	368,233
voestalpine AG	11,691	198,048
		$ 942,663
Belgium — 0.7%
Ackermans & van Haaren NV	754	$ 95,671
Ageas S.A./NV	5,466	199,354
Anheuser-Busch InBev S.A./NV	42,971	1,946,442
Azelis Group NV	3,839	85,397
Security	Shares	Value
Belgium (continued)
D'Ieteren Group	906	$ 127,656
Elia Group S.A./NV	1,495	175,918
Groupe Bruxelles Lambert NV	3,632	254,004
KBC Group NV	9,347	443,552
Proximus S.A.	3,652	37,864
Sofina S.A.(2)	417	71,969
Solvay S.A.	3,334	258,126
UCB S.A.	4,761	330,403
Umicore S.A.	7,884	231,453
		$ 4,257,809
Canada — 10.3%
Agnico Eagle Mines, Ltd.	41,962	$ 1,772,833
Air Canada(1)(2)	18,211	218,846
Algonquin Power & Utilities Corp.(2)	39,774	434,495
Alimentation Couche-Tard, Inc.	55,163	2,220,737
Bank of Montreal	34,083	2,987,244
Bank of Nova Scotia (The)	59,689	2,838,938
BCE, Inc.	17,233	722,580
Brookfield Asset Management, Inc., Class A	74,407	3,043,935
BRP, Inc.	2,389	147,160
CAE, Inc.(1)	19,361	296,999
Canadian Imperial Bank of Commerce(2)	47,280	2,069,388
Canadian National Railway Co.	34,419	3,717,108
Canadian Pacific Railway, Ltd.	50,983	3,403,296
Canadian Tire Corp., Ltd., Class A	2,727	290,300
CCL Industries, Inc., Class B(2)	8,848	428,901
CGI, Inc.(1)	11,564	870,554
Constellation Software, Inc.	1,106	1,538,952
Dollarama, Inc.	14,971	859,449
Empire Co., Ltd.	11,152	277,397
George Weston, Ltd.	4,769	499,323
GFL Environmental, Inc.(2)	12,537	316,840
Gildan Activewear, Inc.	10,361	292,900
Great-West Lifeco, Inc.	14,877	321,158
Hydro One, Ltd.(3)	19,112	467,371
IGM Financial, Inc.	4,844	120,701
Intact Financial Corp.	8,838	1,250,762
Loblaw Cos., Ltd.	10,889	862,228
Magna International, Inc.	15,758	747,244
Manulife Financial Corp.	100,101	1,571,064
Metro, Inc.	16,577	830,080
National Bank of Canada	17,672	1,107,642
Northland Power, Inc.	14,233	416,784
Nutrien, Ltd.	32,660	2,723,735
Open Text Corp.	14,935	394,742
Power Corp. of Canada(2)	29,206	658,184

8
See Notes to Financial Statements.

Calvert
International Responsible Index Fund
September 30, 2022
Schedule of Investments — continued

Security	Shares	Value
Canada (continued)
Ritchie Bros. Auctioneers, Inc.	6,158	$ 384,766
Rogers Communications, Inc., Class B	20,310	782,347
Royal Bank of Canada	59,897	5,392,833
Saputo, Inc.	17,422	415,323
Shaw Communications, Inc., Class B	25,522	620,613
Shopify, Inc., Class A(1)	59,212	1,595,171
Sun Life Financial, Inc.	30,630	1,218,016
TELUS Corp.	26,536	526,936
TFI International, Inc.	5,058	457,741
Thomson Reuters Corp.	10,115	1,038,337
TMX Group, Ltd.	2,690	247,433
Toromont Industries, Ltd.	5,218	363,241
Toronto-Dominion Bank (The)(2)	78,579	4,819,353
Waste Connections, Inc.(4)	1,922	259,720
Waste Connections, Inc.(2)(4)	13,948	1,884,674
West Fraser Timber Co., Ltd.	3,117	225,491
WSP Global, Inc.	7,592	836,063
		$ 61,787,928
Denmark — 2.2%
AP Moller - Maersk A/S, Class B	315	$ 572,427
Carlsberg A/S, Class B	4,771	557,904
Chr. Hansen Holding A/S	3,738	184,131
Coloplast A/S, Class B	5,433	552,125
Danske Bank A/S	22,384	278,606
Demant A/S(1)	4,371	108,057
DSV A/S	7,681	899,809
Genmab A/S(1)	2,641	849,619
GN Store Nord A/S	5,813	101,823
H Lundbeck A/S, Class A(1)	41,099	122,118
Novo Nordisk A/S, Class B	67,186	6,692,921
Novozymes A/S, Class B	8,679	436,138
Orsted A/S(3)	8,661	690,288
Pandora A/S	3,279	153,347
ROCKWOOL International A/S, Class B	541	85,336
Tryg A/S	13,664	282,078
Vestas Wind Systems A/S	46,718	860,212
		$ 13,426,939
Finland — 1.3%
Elisa Oyj	6,206	$ 281,188
Fortum Oyj	16,978	228,134
Kesko Oyj, Class B	17,111	319,239
Kone Oyj, Class B	13,219	509,309
Metso Outotec Oyj	28,190	186,944
Neste Oyj	36,686	1,599,125
Nokia Oyj	211,700	908,841
Security	Shares	Value
Finland (continued)
Nordea Bank Abp	120,811	$ 1,033,928
Orion Oyj, Class B	4,947	208,306
Sampo Oyj, Class A	18,176	775,962
Stora Enso Oyj, Class R	33,493	425,476
UPM-Kymmene Oyj	24,726	784,665
Valmet Oyj	7,840	158,495
Wartsila Oyj Abp	17,591	112,370
		$ 7,531,982
France — 8.6%
Accor S.A.(1)	7,714	$ 161,497
Air France-KLM(1)	47,945	60,380
Air Liquide S.A.	24,447	2,794,270
ALD S.A.(3)	3,000	27,654
Alstom S.A.	13,795	223,144
Amundi S.A.(3)	2,563	106,700
Arkema S.A.	3,086	224,904
AXA S.A.	88,778	1,938,281
BioMerieux	1,547	122,368
BNP Paribas S.A.	44,551	1,881,800
Bouygues S.A.	9,333	244,137
Bureau Veritas S.A.	13,787	308,519
Capgemini SE	7,103	1,137,193
Carrefour S.A.	35,081	486,541
Cie de Saint-Gobain	43,229	1,545,678
Cie Generale des Etablissements Michelin SCA	30,398	681,088
Credit Agricole S.A.	50,102	406,729
Danone S.A.	35,667	1,686,525
Dassault Systemes SE	29,615	1,022,460
Edenred	12,864	592,654
Eiffage S.A.	3,806	305,215
Engie S.A.	86,487	995,456
EssilorLuxottica S.A.	14,067	1,912,026
Eurazeo SE	1,825	95,231
Eurofins Scientific SE	7,106	421,843
Getlink SE	19,320	299,602
Hermes International	1,464	1,721,839
Ipsen S.A.	1,880	173,994
Kering S.A.	3,081	1,366,573
Legrand S.A.	11,721	757,869
L'Oreal S.A.	9,895	3,163,847
LVMH Moet Hennessy Louis Vuitton SE	10,910	6,432,260
Orange S.A.	79,841	722,124
Pernod Ricard S.A.	11,088	2,034,139
Publicis Groupe S.A.	11,486	544,237
Renault S.A.(1)	7,836	212,011
Rexel S.A.	10,787	161,662

9
See Notes to Financial Statements.

Calvert
International Responsible Index Fund
September 30, 2022
Schedule of Investments — continued

Security	Shares	Value
France (continued)
Safran S.A.	16,604	$ 1,510,794
Sanofi	53,681	4,087,619
Sartorius Stedim Biotech	1,134	347,839
Schneider Electric SE	25,107	2,835,855
SEB S.A.(2)	1,517	95,421
Societe Generale S.A.	33,671	665,881
Sodexo S.A.	4,173	313,394
SOITEC (1)	911	104,022
Teleperformance	2,505	635,478
Thales S.A.	4,803	529,261
Ubisoft Entertainment S.A.(1)	4,837	132,933
Valeo	9,007	136,094
Veolia Environnement S.A.	32,024	612,049
Vinci S.A.	23,896	1,932,248
Vivendi SE	32,385	251,197
Worldline S.A.(1)(3)	11,068	437,470
		$ 51,600,005
Germany — 5.9%
adidas AG	7,295	$ 838,642
Allianz SE	18,515	2,916,747
Aroundtown S.A.	43,811	95,933
Bayerische Motoren Werke AG	16,048	1,087,693
Bechtle AG	4,581	164,682
Beiersdorf AG	4,298	422,331
Brenntag SE	8,107	490,084
Carl Zeiss Meditec AG	1,767	183,546
Commerzbank AG(1)	49,167	350,020
Continental AG	4,940	219,204
Covestro AG(3)	9,816	280,656
CTS Eventim AG & Co. KGaA(1)	3,411	140,335
Daimler Truck Holding AG(1)	22,159	500,959
Delivery Hero SE(1)(3)	8,407	307,084
Deutsche Boerse AG	8,223	1,347,969
Deutsche Lufthansa AG(1)	32,660	187,735
Deutsche Post AG	51,724	1,558,943
Deutsche Telekom AG	158,275	2,694,104
Deutsche Wohnen SE	3,000	57,034
DWS Group GmbH & Co. KGaA(3)	746	17,758
Evonik Industries AG	9,044	151,466
Fraport AG Frankfurt Airport Services Worldwide(1)	1,848	66,452
Fresenius Medical Care AG & Co. KGaA	10,164	286,350
Fresenius SE & Co. KGaA	21,361	455,314
GEA Group AG	8,989	290,911
Hannover Rueck SE	2,835	424,981
HeidelbergCement AG	15,568	615,000
Hella GmbH & Co. KGaA	1,536	102,112
Security	Shares	Value
Germany (continued)
HelloFresh SE(1)	6,732	$ 140,914
Henkel AG & Co. KGaA	4,058	229,980
Infineon Technologies AG	63,219	1,383,486
KION Group AG	3,562	68,216
Knorr-Bremse AG	3,492	149,958
LEG Immobilien SE	3,869	230,939
Mercedes-Benz Group AG	42,871	2,167,859
Merck KGaA	6,771	1,096,095
MTU Aero Engines AG	2,806	419,369
Muenchener Rueckversicherungs-Gesellschaft AG	6,414	1,543,982
Nemetschek SE	2,636	125,122
Puma SE	4,756	220,013
RTL Group S.A.	1,167	36,926
SAP SE	49,985	4,073,534
Scout24 SE(3)	4,026	201,744
Siemens AG	38,920	3,804,151
Siemens Energy AG(1)	23,566	259,480
Siemens Healthineers AG(3)	13,829	593,202
Symrise AG	6,598	643,387
Talanx AG(1)	1,695	60,021
Telefonica Deutschland Holding AG(3)	48,603	98,266
thyssenkrupp AG(1)	63,113	267,409
United Internet AG	3,162	59,110
Volkswagen AG	1,645	268,084
Vonovia SE	43,759	944,396
Wacker Chemie AG	866	89,030
Zalando SE(1)(3)	11,463	223,906
		$ 35,652,624
Hong Kong — 2.3%
AIA Group, Ltd.	520,983	$ 4,337,654
BOC Hong Kong Holdings, Ltd.	190,850	634,713
Chow Tai Fook Jewellery Group, Ltd.	128,000	240,560
ESR Cayman, Ltd.(3)	173,600	436,668
Fosun International, Ltd.	274,000	169,333
Hang Lung Properties, Ltd.	98,000	160,930
Hang Seng Bank, Ltd.	35,379	537,495
Henderson Land Development Co., Ltd.	71,355	199,809
HKT Trust & HKT, Ltd.	172,000	201,449
Hong Kong Exchanges & Clearing, Ltd.	61,499	2,102,184
Hongkong Land Holdings, Ltd.	62,000	272,429
MTR Corp., Ltd.	97,376	446,649
New World Development Co., Ltd.	91,250	259,158
Orient Overseas International, Ltd.(2)	8,500	147,926
Sino Land Co., Ltd.	178,000	234,128
Sun Hung Kai Properties, Ltd.	101,301	1,117,986
Swire Pacific, Ltd., Class A	33,893	253,334

10
See Notes to Financial Statements.

Calvert
International Responsible Index Fund
September 30, 2022
Schedule of Investments — continued

Security	Shares	Value
Hong Kong (continued)
Swire Properties, Ltd.	78,000	$ 167,799
Techtronic Industries Co., Ltd.	72,493	691,737
WH Group, Ltd.(3)	535,041	336,508
Wharf Holdings, Ltd. (The)	90,779	290,312
Wharf Real Estate Investment Co., Ltd.	100,000	453,339
Xinyi Glass Holdings, Ltd.	314,000	454,101
		$ 14,146,201
Ireland — 1.5%
AIB Group PLC	18,337	$ 44,625
Aon PLC, Class A	10,617	2,843,976
Bank of Ireland Group PLC	41,902	268,759
CRH PLC	58,353	1,876,157
DCC PLC	12,341	640,900
ICON PLC(1)	3,427	629,814
James Hardie Industries PLC CDI	52,821	1,037,539
Kerry Group PLC, Class A	7,615	678,742
Kingspan Group PLC	18,127	816,704
Smurfit Kappa Group PLC	10,554	299,564
		$ 9,136,780
Israel — 0.5%
Azrieli Group, Ltd.	4,364	$ 297,835
Bank Hapoalim B.M.	70,312	593,535
Bank Leumi Le-Israel B.M.	81,642	697,285
Check Point Software Technologies, Ltd.(1)	5,941	665,511
Mizrahi Tefahot Bank, Ltd.	8,226	287,984
Nice, Ltd.(1)	3,736	703,016
		$ 3,245,166
Italy — 1.7%
A2A SpA(2)	77,405	$ 75,195
Amplifon SpA	7,329	190,952
Assicurazioni Generali SpA(2)	61,589	840,956
Banca Mediolanum SpA	8,796	55,082
Banco BPM SpA(2)	71,482	186,912
DiaSorin SpA(2)	1,327	148,083
Enel SpA	480,984	1,972,623
ERG SpA	3,073	84,592
FinecoBank Banca Fineco SpA	28,779	355,435
Hera SpA	48,247	102,519
Infrastrutture Wireless Italiane SpA(3)	17,407	151,868
Interpump Group SpA	3,366	108,863
Intesa Sanpaolo SpA	836,199	1,382,250
Italgas SpA	25,167	116,869
Mediobanca Banca di Credito Finanziario SpA	33,044	258,560
Moncler SpA	10,201	416,451
Security	Shares	Value
Italy (continued)
Nexi SpA(1)(2)(3)	27,214	$ 219,838
Pirelli & C SpA(3)	23,350	76,054
Poste Italiane SpA(3)	24,116	182,197
PRADA SpA	21,000	97,385
Prysmian SpA	15,648	448,219
Recordati Industria Chimica e Farmaceutica SpA	5,927	216,919
Reply SpA	1,162	121,033
Snam SpA	117,899	476,540
Telecom Italia SpA(1)(2)	498,725	92,248
Terna - Rete Elettrica Nazionale	86,250	525,308
UniCredit SpA	110,123	1,114,895
UnipolSai Assicurazioni SpA(2)	13,800	28,620
		$ 10,046,466
Japan — 17.3%
Advantest Corp.(2)	9,100	$ 420,244
Aeon Co., Ltd.	29,379	548,609
AGC, Inc.	21,655	674,160
Aisin Corp.(2)	5,900	151,864
Ajinomoto Co., Inc.	25,808	705,366
ANA Holdings, Inc.(1)	9,256	174,125
Asahi Group Holdings, Ltd.	28,100	876,047
Asahi Kasei Corp.	56,600	375,106
Astellas Pharma, Inc.	86,571	1,146,831
Bandai Namco Holdings, Inc.	7,875	513,200
Bridgestone Corp.	27,000	873,205
Canon, Inc.	46,068	1,006,242
Capcom Co., Ltd.	8,800	221,561
Central Japan Railway Co.	10,667	1,252,209
Chugai Pharmaceutical Co., Ltd.	30,356	758,386
Dai Nippon Printing Co., Ltd.	15,729	315,118
Daifuku Co., Ltd.	4,700	221,074
Dai-ichi Life Holdings, Inc.	41,094	653,408
Daiichi Sankyo Co., Ltd.	83,639	2,337,781
Daikin Industries, Ltd.	11,700	1,800,266
Daito Trust Construction Co., Ltd.	2,900	271,273
Daiwa House Industry Co., Ltd.	35,192	715,545
Daiwa Securities Group, Inc.(2)	62,800	246,484
Denso Corp.	19,647	898,323
Dentsu Group, Inc.	11,000	312,702
Disco Corp.	1,400	308,633
East Japan Railway Co.	14,426	739,830
Eisai Co., Ltd.	11,525	618,421
FANUC Corp.	9,551	1,341,097
Fast Retailing Co., Ltd.	2,442	1,294,123
Fuji Electric Co., Ltd.	6,600	241,896
FUJIFILM Holdings Corp.	15,800	721,662

11
See Notes to Financial Statements.

Calvert
International Responsible Index Fund
September 30, 2022
Schedule of Investments — continued

Security	Shares	Value
Japan (continued)
Fujitsu, Ltd.	9,048	$ 992,131
GMO Payment Gateway, Inc.	1,600	109,682
Hamamatsu Photonics K.K.	6,421	275,219
Hankyu Hanshin Holdings, Inc.	11,600	349,116
Hitachi Metals, Ltd.(1)	14,500	218,149
HOYA Corp.	17,887	1,723,565
Hulic Co., Ltd.	28,700	211,455
Isuzu Motors, Ltd.	25,800	285,282
Itochu Techno-Solutions Corp.	5,400	126,582
Japan Airlines Co., Ltd.(1)	7,300	130,728
Japan Exchange Group, Inc.	19,300	260,841
Japan Post Bank Co., Ltd.	16,600	116,037
JSR Corp.	9,900	187,731
Kao Corp.	19,663	800,094
KDDI Corp.	72,418	2,117,232
Keyence Corp.	9,300	3,074,211
Kikkoman Corp.	8,209	465,377
Komatsu, Ltd.	44,246	805,645
Kubota Corp.	48,094	668,357
Kyocera Corp.	14,600	735,529
Kyowa Kirin Co., Ltd.	12,806	294,438
Lixil Corp.	13,400	196,615
M3, Inc.	20,100	561,227
Makita Corp.	8,892	172,552
MEIJI Holdings Co., Ltd.	6,571	291,689
MINEBEA MITSUMI, Inc.(2)	16,800	248,537
MISUMI Group, Inc.	13,900	299,301
Mitsubishi Chemical Group Corp.	59,060	270,546
Mitsubishi Electric Corp.	88,607	801,720
Mitsubishi Estate Co., Ltd.	75,808	998,859
Mitsubishi HC Capital, Inc.	29,900	128,517
Mitsubishi Heavy Industries, Ltd.	15,700	522,170
Mitsubishi UFJ Financial Group, Inc.(5)	567,057	2,568,839
Mitsui Fudosan Co., Ltd.	45,400	864,869
Mizuho Financial Group, Inc.	101,458	1,098,245
MS&AD Insurance Group Holdings, Inc.	18,300	484,634
Murata Manufacturing Co., Ltd.	27,453	1,263,584
Nidec Corp.	25,880	1,448,662
Nintendo Co., Ltd.	51,090	2,060,678
Nippon Paint Holdings Co., Ltd.	42,645	288,063
Nippon Telegraph & Telephone Corp.	59,040	1,592,446
Nippon Yusen KK(2)	22,800	387,004
Nissan Chemical Corp.	7,100	317,183
Nissin Foods Holdings Co., Ltd.	3,499	243,215
Nitori Holdings Co., Ltd.	3,068	257,467
Nitto Denko Corp.	6,786	367,433
Nomura Holdings, Inc.(2)	129,800	430,011
Security	Shares	Value
Japan (continued)
Nomura Research Institute, Ltd.	18,400	$ 449,387
NTT Data Corp.	31,935	412,507
Obic Co., Ltd.	3,100	415,690
Olympus Corp.	59,000	1,135,026
Omron Corp.	9,082	416,112
Ono Pharmaceutical Co., Ltd.	18,122	423,307
Oracle Corp. Japan	2,126	112,689
Oriental Land Co., Ltd.	10,697	1,450,821
ORIX Corp.	53,567	750,423
Osaka Gas Co., Ltd.	16,900	254,784
Otsuka Corp.	4,388	136,850
Otsuka Holdings Co., Ltd.	19,220	608,599
Pan Pacific International Holdings Corp.	18,668	329,318
Panasonic Corp.(2)	104,000	730,292
Rakuten Group, Inc.(2)	37,800	161,765
Recruit Holdings Co., Ltd.	77,179	2,223,190
Renesas Electronics Corp.(1)	53,600	449,342
Resona Holdings, Inc.	91,633	335,327
Rohm Co., Ltd.	3,576	234,357
Secom Co., Ltd.	11,300	644,316
Seiko Epson Corp.(2)	15,400	210,278
Sekisui Chemical Co., Ltd.	19,172	234,549
Sekisui House, Ltd.(2)	31,470	521,215
SG Holdings Co., Ltd.	15,600	213,667
Shimadzu Corp.	11,526	302,399
Shimano, Inc.	3,172	496,307
Shin-Etsu Chemical Co., Ltd.	17,637	1,745,301
Shionogi & Co., Ltd.	12,054	582,137
Shiseido Co., Ltd.	17,397	609,716
SMC Corp.	2,832	1,152,540
SoftBank Corp.(2)	136,100	1,359,085
SoftBank Group Corp.	60,490	2,050,072
Sompo Holdings, Inc.	13,437	537,632
Sony Group Corp.	58,800	3,787,568
Square Enix Holdings Co., Ltd.	3,700	159,474
Subaru Corp.	28,300	427,679
SUMCO Corp.	18,800	219,040
Sumitomo Chemical Co., Ltd.(2)	65,800	226,325
Sumitomo Electric Industries, Ltd.	33,473	339,802
Sumitomo Mitsui Financial Group, Inc.	58,253	1,614,859
Sumitomo Mitsui Trust Holdings, Inc.	14,616	415,675
Suntory Beverage & Food, Ltd.	8,300	295,390
Sysmex Corp.	8,726	466,284
T&D Holdings, Inc.	21,219	201,687
Takeda Pharmaceutical Co., Ltd.	74,052	1,922,966
TDK Corp.	16,742	516,831
Terumo Corp.	29,846	838,977

12
See Notes to Financial Statements.

Calvert
International Responsible Index Fund
September 30, 2022
Schedule of Investments — continued

Security	Shares	Value
Japan (continued)
TIS, Inc.	9,300	$ 246,912
Toho Co., Ltd.	5,900	214,540
Tokio Marine Holdings, Inc.	75,300	1,338,317
Tokyo Electron, Ltd.	7,126	1,755,810
Tokyo Gas Co., Ltd.	20,900	352,814
Tokyu Corp.	28,332	323,113
TOPPAN, Inc.	17,900	266,639
Toray Industries, Inc.	71,850	353,634
TOTO, Ltd.	5,164	172,444
Toyota Industries Corp.	6,775	323,647
Toyota Motor Corp.	578,515	7,561,447
Trend Micro, Inc.	6,493	349,731
Unicharm Corp.	20,002	656,163
USS Co., Ltd.	9,200	142,086
West Japan Railway Co.(2)	10,610	405,558
Yakult Honsha Co., Ltd.	10,286	597,255
Yamaha Corp.	5,944	211,216
Yamaha Motor Co., Ltd.	13,725	257,151
Yaskawa Electric Corp.(2)	13,500	388,504
Z Holdings Corp.	122,600	324,971
ZOZO, Inc.	6,400	128,113
		$104,337,880
Netherlands — 4.5%
Aalberts NV	3,884	$ 126,669
ABN AMRO Bank NV(3)	16,992	152,255
Adyen NV(1)(3)	1,282	1,598,861
Aegon NV	67,823	269,596
AerCap Holdings NV(1)	5,487	232,265
Akzo Nobel NV	8,513	482,431
Argenx SE(1)(4)	2,072	737,376
Argenx SE(1)(4)	541	192,529
ASM International NV	2,187	489,685
ASML Holding NV	17,389	7,203,894
ASR Nederland NV	5,377	206,707
BE Semiconductor Industries NV	3,494	149,579
Euronext NV(3)	3,924	248,335
IMCD NV	2,412	285,970
ING Groep NV	159,193	1,364,034
JDE Peet's NV	6,901	201,772
Koninklijke Ahold Delhaize NV	59,099	1,505,336
Koninklijke DSM NV	7,947	904,293
Koninklijke KPN NV	163,753	443,175
Koninklijke Philips NV(2)	40,230	619,401
NN Group NV	11,475	446,308
NXP Semiconductors NV	12,149	1,792,099
Prosus NV	39,689	2,064,884
Security	Shares	Value
Netherlands (continued)
QIAGEN NV(1)	10,994	$ 453,832
Randstad NV(2)	6,100	263,281
Signify NV(3)	6,415	165,105
Stellantis NV	105,460	1,245,740
STMicroelectronics NV(4)	13,134	408,169
STMicroelectronics NV(4)	16,138	501,648
Universal Music Group NV(2)	69,821	1,307,750
Wolters Kluwer NV	13,573	1,321,652
		$ 27,384,631
New Zealand — 0.2%
Auckland International Airport, Ltd.(1)	60,611	$ 242,948
Fisher & Paykel Healthcare Corp., Ltd.	21,140	219,114
Meridian Energy, Ltd.	60,330	161,884
Spark New Zealand, Ltd.	67,979	190,188
Xero, Ltd.(1)	5,226	241,841
		$ 1,055,975
Norway — 0.7%
Adevinta ASA(1)	25,013	$ 149,020
DNB Bank ASA	58,358	926,028
Gjensidige Forsikring ASA	12,137	208,262
Mowi ASA	38,106	484,691
Norsk Hydro ASA	160,164	859,427
Orkla ASA	69,109	502,374
Salmar ASA	4,725	159,262
Telenor ASA(2)	45,193	413,612
TOMRA Systems ASA	15,413	271,938
Yara International ASA	12,200	428,161
		$ 4,402,775
Portugal — 0.2%
EDP - Energias de Portugal S.A.	156,456	$ 679,021
Jeronimo Martins SGPS S.A.	19,161	356,843
		$ 1,035,864
Singapore — 1.1%
CapitaLand Investment, Ltd.	156,600	$ 376,758
DBS Group Holdings, Ltd.	87,129	2,015,586
Flex, Ltd.(1)	17,644	293,949
Oversea-Chinese Banking Corp., Ltd.	155,971	1,278,008
Singapore Airlines, Ltd.(1)(2)	74,156	262,090
Singapore Exchange, Ltd.	37,800	247,982
Singapore Technologies Engineering, Ltd.	94,000	233,539
Singapore Telecommunications, Ltd.	441,812	815,249
United Overseas Bank, Ltd.	61,359	1,111,369
		$ 6,634,530

13
See Notes to Financial Statements.

Calvert
International Responsible Index Fund
September 30, 2022
Schedule of Investments — continued

Security	Shares	Value
South Korea — 3.2%
AMOREPACIFIC Corp.	1,608	$ 113,379
Doosan Enerbility Co., Ltd.(1)	24,719	242,817
Hana Financial Group, Inc.	12,433	305,292
HMM Co., Ltd.	18,169	231,983
HYBE Co., Ltd.(1)	883	82,062
Hyundai Glovis Co., Ltd.	870	97,917
Hyundai Mobis Co., Ltd.	3,408	449,868
Hyundai Motor Co.	7,736	944,090
Industrial Bank of Korea	7,269	48,070
Kakao Corp.	15,507	610,192
Kakaopay Corp.(1)	1,000	33,802
KB Financial Group, Inc.	18,088	546,231
Kia Corp.	13,073	650,669
Krafton, Inc.(1)	1,184	171,647
KT Corp.	7,272	182,800
L&F Co., Ltd.(1)	1,113	135,345
LG Chem, Ltd.	2,733	1,009,120
LG Electronics, Inc.	5,319	288,638
LG Household & Health Care, Ltd.	383	167,876
LG Innotek Co., Ltd.	636	119,877
Lotte Chemical Corp.	725	72,258
NAVER Corp.	7,324	975,676
Netmarble Corp.(3)	635	22,512
Samsung C&T Corp.	4,642	332,636
Samsung Electro-Mechanics Co., Ltd.	2,519	194,352
Samsung Electronics Co., Ltd.	232,323	8,530,724
Samsung SDS Co., Ltd.	1,474	117,387
Shinhan Financial Group Co., Ltd.	23,585	547,859
SK Bioscience Co., Ltd.(1)	1,156	63,990
SK Hynix, Inc.	27,644	1,581,242
SK IE Technology Co., Ltd.(1)(3)	1,044	37,712
SK Telecom Co., Ltd.	1,040	36,716
Woori Financial Group, Inc.	22,071	163,793
		$ 19,108,532
Spain — 2.1%
Acciona S.A.	1,282	$ 225,319
Aena SME S.A.(1)(3)	3,684	382,324
Amadeus IT Group S.A.(1)	19,846	920,113
Banco Bilbao Vizcaya Argentaria S.A.	244,502	1,096,798
Banco de Sabadell S.A.	206,973	138,023
Banco Santander S.A.	664,996	1,547,378
Bankinter S.A.	23,595	132,483
CaixaBank S.A.	158,478	510,438
Cellnex Telecom S.A.(3)	23,085	712,093
EDP Renovaveis S.A.	12,084	248,570
Enagas S.A.	26,319	407,390
Security	Shares	Value
Spain (continued)
Ferrovial S.A.	21,905	$ 497,213
Grifols S.A.(1)(2)	12,573	108,622
Iberdrola S.A.	318,072	2,965,762
Industria de Diseno Textil S.A.(2)	44,657	921,570
International Consolidated Airlines Group S.A.(1)(2)	195,546	202,102
Mapfre S.A.	30,543	47,303
Naturgy Energy Group S.A.(2)	14,906	344,829
Red Electrica Corp. S.A.	17,906	274,778
Siemens Gamesa Renewable Energy S.A.(1)	13,274	231,431
Telefonica S.A.	226,034	747,249
		$ 12,661,788
Sweden — 2.9%
Alfa Laval AB	15,166	$ 376,071
Alleima AB(1)	18,031	56,542
Assa Abloy AB, Class B	46,976	880,145
Atlas Copco AB, Class A	189,816	1,764,218
Axfood AB	5,804	132,978
Boliden AB	32,098	991,697
Castellum AB(2)	12,104	135,621
Epiroc AB, Class A	47,151	674,518
EQT AB	12,656	244,541
Essity AB, Class B	27,620	545,683
Fastighets AB Balder, Class B(1)	30,132	120,277
H & M Hennes & Mauritz AB, Class B	28,392	262,487
Hexagon AB, Class B	95,742	894,147
Holmen AB, Class B	4,515	171,329
Husqvarna AB, Class B(2)	19,098	105,868
Industrivarden AB, Class A	13,299	267,876
Indutrade AB	14,507	235,303
Investment AB Latour, Class B	5,932	98,150
Investor AB, Class B	95,230	1,389,521
Kinnevik AB, Class B(1)	9,659	126,590
L E Lundbergforetagen AB, Class B	4,479	161,694
Lifco AB, Class B	8,996	124,802
Nibe Industrier AB, Class B	77,241	689,007
Saab AB, Class B	3,993	124,409
Sagax AB, Class B	10,866	178,887
Sandvik AB	52,077	709,890
Skandinaviska Enskilda Banken AB, Class A	67,457	642,916
Skanska AB, Class B	17,510	217,925
SKF AB, Class B	19,064	255,393
Spotify Technology S.A.(1)	5,755	496,657
SSAB AB, Class A	102,996	453,435
Svenska Cellulosa AB SCA, Class B	37,107	470,831
Svenska Handelsbanken AB, Class A	62,520	513,226
Swedbank AB, Class A	40,353	529,664

14
See Notes to Financial Statements.

Calvert
International Responsible Index Fund
September 30, 2022
Schedule of Investments — continued

Security	Shares	Value
Sweden (continued)
Swedish Orphan Biovitrum AB(1)	8,557	$ 165,380
Tele2 AB, Class B	26,729	230,660
Telia Co. AB	108,966	313,831
Trelleborg AB, Class B	12,932	242,615
Volvo AB, Class B	81,434	1,152,370
Volvo Car AB, Class B(1)	22,115	95,964
		$ 17,243,118
Switzerland — 9.3%
ABB, Ltd.	70,302	$ 1,815,157
Adecco Group AG	7,319	202,001
Alcon, Inc.	21,080	1,224,441
Bachem Holding AG(2)	1,448	91,068
Baloise Holding AG	1,582	202,140
Banque Cantonale Vaudoise	787	74,456
Barry Callebaut AG	180	339,302
Belimo Holding AG	389	143,073
BKW AG	797	94,975
Chocoladefabriken Lindt & Spruengli AG PC	62	599,187
Chubb, Ltd.	15,481	2,815,684
Cie Financiere Richemont S.A.	19,520	1,842,599
Clariant AG	7,779	124,260
Coca-Cola HBC AG	11,049	230,867
DKSH Holding AG	1,524	110,576
Emmi AG	100	77,691
EMS-Chemie Holding AG	259	163,495
Flughafen Zurich AG(1)	769	113,663
Garmin, Ltd.	6,034	484,591
Geberit AG	1,298	556,567
Givaudan S.A.	400	1,208,401
Helvetia Holding AG	1,201	112,540
Julius Baer Group, Ltd.	7,623	332,661
Kuehne + Nagel International AG	2,062	419,889
Logitech International S.A.	6,707	306,627
Lonza Group AG	3,119	1,518,613
Nestle S.A.	114,470	12,380,767
Novartis AG	87,431	6,665,470
Partners Group Holding AG	815	655,899
PSP Swiss Property AG	1,851	185,030
Roche Holding AG PC	28,423	9,252,612
Schindler Holding AG	2,656	400,187
SGS S.A.	291	622,666
SIG Group AG	13,847	281,151
Sika AG	6,431	1,292,578
Sonova Holding AG	2,054	452,005
Straumann Holding AG	4,612	421,814
Swatch Group AG (The)	1,089	244,588
Security	Shares	Value
Switzerland (continued)
Swiss Life Holding AG	1,170	$ 516,919
Swiss Prime Site AG	3,251	258,966
Swiss Re AG	10,540	777,367
Swisscom AG	1,052	492,589
TE Connectivity, Ltd.	14,063	1,551,993
Temenos AG	2,695	181,689
UBS Group AG	120,927	1,754,404
VAT Group AG(3)	1,080	219,164
Zurich Insurance Group AG	5,638	2,247,592
		$ 56,059,974
Taiwan — 4.6%
Advantech Co., Ltd.	17,499	$ 161,192
Airtac International Group	6,000	137,276
ASE Technology Holding Co., Ltd.	139,904	347,815
AU Optronics Corp.	320,000	146,445
Cathay Financial Holding Co., Ltd.	338,357	424,074
Chailease Holding Co., Ltd.	59,436	339,505
Chang Hwa Commercial Bank, Ltd.	226,240	121,876
China Development Financial Holding Corp.	594,000	223,373
China Steel Corp.	1,473,000	1,234,857
Chunghwa Telecom Co., Ltd.	174,055	622,966
CTBC Financial Holding Co., Ltd.	792,000	492,705
Delta Electronics, Inc.	94,319	749,187
E Ink Holdings, Inc.	34,000	224,466
E.Sun Financial Holding Co., Ltd.	571,265	462,229
Eva Airways Corp.	107,000	94,595
Evergreen Marine Corp. Taiwan, Ltd.	43,200	196,967
Far EasTone Telecommunications Co., Ltd.	78,073	177,643
Feng TAY Enterprise Co., Ltd.	19,000	93,980
First Financial Holding Co., Ltd.	443,628	362,155
Fubon Financial Holding Co., Ltd.	331,550	518,483
Globalwafers Co., Ltd.	8,000	91,251
Hotai Motor Co., Ltd.	12,000	215,118
Hua Nan Financial Holdings Co., Ltd.	389,937	272,043
Largan Precision Co., Ltd.	4,000	209,684
MediaTek, Inc.	63,883	1,102,391
Mega Financial Holding Co., Ltd.	446,559	436,908
Nan Ya Printed Circuit Board Corp.	9,000	52,901
Nanya Technology Corp.	53,000	81,221
Novatek Microelectronics Corp.	22,000	150,571
Powerchip Semiconductor Manufacturing Corp.	106,508	95,186
President Chain Store Corp.	29,828	264,659
Quanta Computer, Inc.	107,398	259,976
Realtek Semiconductor Corp.	21,000	177,284
Shanghai Commercial & Savings Bank, Ltd. (The)	124,924	192,855
SinoPac Financial Holdings Co., Ltd.	372,690	202,219

15
See Notes to Financial Statements.

Calvert
International Responsible Index Fund
September 30, 2022
Schedule of Investments — continued

Security	Shares	Value
Taiwan (continued)
Taishin Financial Holding Co., Ltd.	495,543	$ 213,034
Taiwan Cement Corp.	639,000	680,544
Taiwan Cooperative Financial Holding Co., Ltd.	348,008	286,526
Taiwan Mobile Co., Ltd.	67,748	203,901
Taiwan Semiconductor Manufacturing Co., Ltd.	992,240	13,152,529
Unimicron Technology Corp.	61,000	223,303
Uni-President Enterprises Corp.	270,000	570,994
United Microelectronics Corp.	498,000	557,310
Vanguard International Semiconductor Corp.	37,000	74,959
Wan Hai Lines, Ltd.	57,270	119,467
Yageo Corp.	18,000	151,938
Yang Ming Marine Transport Corp.	71,000	136,406
Yuanta Financial Holding Co., Ltd.	381,718	234,094
		$ 27,541,061
United Kingdom — 12.8%
3i Group PLC	50,180	$ 602,533
abrdn PLC	125,588	192,113
Admiral Group PLC	13,072	277,697
Allfunds Group PLC(2)	18,033	131,788
Amcor PLC	90,511	971,183
Antofagasta PLC	42,451	520,185
Ashtead Group PLC	26,096	1,171,966
Associated British Foods PLC	23,121	323,061
AstraZeneca PLC	67,286	7,396,711
Atlassian Corp. PLC, Class A(1)	8,208	1,728,523
Auto Trader Group PLC(3)	51,638	292,843
AVEVA Group PLC	6,929	239,066
Aviva PLC	138,388	593,524
B&M European Value Retail S.A.	48,687	165,596
BAE Systems PLC	181,883	1,598,101
Barratt Developments PLC	55,811	210,933
Berkeley Group Holdings PLC	6,369	232,694
BT Group PLC	373,220	501,720
Bunzl PLC	18,501	565,260
Burberry Group PLC	18,974	379,015
Clarivate PLC(1)	20,945	196,673
Coca-Cola Europacific Partners PLC	14,131	602,263
Compass Group PLC	117,725	2,344,188
ConvaTec Group PLC(3)	106,165	241,267
Croda International PLC	8,092	577,963
Dechra Pharmaceuticals PLC	6,518	189,289
Diageo PLC	112,090	4,718,259
DS Smith PLC	75,730	214,168
easyJet PLC(1)	11,998	39,148
Electrocomponents PLC	26,415	281,977
Ferguson PLC	10,797	1,111,335
Security	Shares	Value
United Kingdom (continued)
Fresnillo PLC	19,392	$ 165,430
GSK PLC	221,325	3,196,530
Haleon PLC(1)	291,411	908,609
Halma PLC	22,785	512,488
Hargreaves Lansdown PLC	17,001	162,819
HomeServe PLC	14,734	194,132
Howden Joinery Group PLC	25,541	142,686
HSBC Holdings PLC	848,796	4,394,946
Informa PLC	89,075	509,143
InterContinental Hotels Group PLC	11,072	533,248
Intermediate Capital Group PLC	13,780	148,652
Intertek Group PLC	10,313	423,132
Investec PLC	30,875	124,255
J Sainsbury PLC	112,390	217,652
JD Sports Fashion PLC	112,769	124,235
Kingfisher PLC	100,207	243,926
Legal & General Group PLC	292,652	698,555
Liberty Global PLC, Class A(1)	25,074	390,904
Linde PLC	23,708	6,391,440
Lloyds Banking Group PLC	3,385,175	1,530,056
London Stock Exchange Group PLC	16,646	1,405,736
M&G PLC	136,480	251,412
Melrose Industries PLC	229,517	256,638
Mondi PLC	27,417	421,192
National Grid PLC	224,602	2,312,076
Next PLC	5,864	311,237
Ocado Group PLC(1)	44,952	233,277
Pearson PLC	45,751	436,903
Persimmon PLC	18,827	257,483
Phoenix Group Holdings PLC	45,305	263,849
Prudential PLC	135,856	1,329,709
Reckitt Benckiser Group PLC	36,431	2,414,699
RELX PLC	115,553	2,823,623
Rentokil Initial PLC	113,751	602,934
Rightmove PLC	50,492	269,370
Sage Group PLC (The)	52,874	407,478
Schroders PLC	35,076	150,768
Severn Trent PLC	14,307	374,008
Smith & Nephew PLC	50,816	586,558
Smiths Group PLC	23,253	387,325
Spirax-Sarco Engineering PLC	4,253	488,896
SSE PLC	64,130	1,082,899
St. James's Place PLC	29,428	335,131
Standard Chartered PLC	123,892	774,889
Taylor Wimpey PLC	231,451	225,372
Tesco PLC	524,194	1,203,063
Unilever PLC	111,456	4,897,360

16
See Notes to Financial Statements.

Calvert
International Responsible Index Fund
September 30, 2022
Schedule of Investments — continued

Security	Shares	Value
United Kingdom (continued)
United Utilities Group PLC	41,239	$ 407,200
Vodafone Group PLC	1,464,187	1,638,717
Weir Group PLC (The)	16,294	252,251
Whitbread PLC	12,863	326,057
WPP PLC	69,876	576,839
		$ 77,328,829
United States — 0.0%(6)
NortonLifeLock, Inc.	1,223	$ 24,637
		$ 24,637
Total Common Stocks (identified cost $721,349,903)		$600,876,150

Short-Term Investments — 1.3%

Affiliated Fund — 0.0%(6)
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 2.80%(7)	612	$ 612
Total Affiliated Fund (identified cost $612)		$ 612

Securities Lending Collateral — 1.3%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 3.07%(8)	8,007,441	$ 8,007,441
Total Securities Lending Collateral (identified cost $8,007,441)		$ 8,007,441
Total Short-Term Investments (identified cost $8,008,053)		$ 8,008,053

Total Investments — 101.1% (identified cost $729,357,956)	$ 608,884,203
Other Assets, Less Liabilities — (1.1)%	$ (6,387,475)
Net Assets — 100.0%	$ 602,496,728

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
The country classifications used for financial reporting purposes may differ from the classifications determined by Calvert Research and Management (CRM).
(1)	Non-income producing security.
(2)	All or a portion of this security was on loan at September 30, 2022. The aggregate market value of securities on loan at September 30, 2022 was $15,780,849.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At September 30, 2022, the aggregate value of these securities is $8,927,703 or 1.5% of the Fund's net assets.
(4)	Securities are traded on separate exchanges for the same entity.
(5)	Represents an investment in an issuer that may be deemed to be an affiliate (see Note 7).
(6)	Amount is less than 0.05%.
(7)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of September 30, 2022.
(8)	Represents investment of cash collateral received in connection with securities lending.
At September 30, 2022, the concentration of the Fund’s investments in the various sectors, determined as a percentage of net assets, was as follows:
Economic Sectors	% of Net Assets
Financials	21.9%
Industrials	15.0
Information Technology	13.3
Health Care	12.1
Consumer Staples	10.1
Consumer Discretionary	9.6
Materials	7.2
Communication Services	5.6
Utilities	3.1
Real Estate	1.6
Energy	0.3
Total	99.8%

Abbreviations:
CDI	– CHESS Depositary Interest
PC	– Participation Certificate

17
See Notes to Financial Statements.

Calvert
International Responsible Index Fund
September 30, 2022
Statement of Assets and Liabilities

September 30, 2022
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $726,482,428) - including $15,780,849 of securities on loan	$ 606,314,752
Investments in securities of affiliated issuers, at value (identified cost $2,875,528)	2,569,451
Cash denominated in foreign currency, at value (cost $775,376)	775,865
Receivable for investments sold	506,693
Receivable for capital shares sold	1,045,577
Dividends receivable	1,445,144
Dividends receivable - affiliated	59,313
Securities lending income receivable	7,894
Tax reclaims receivable	732,987
Receivable from affiliate	277,279
Directors' deferred compensation plan	58,210
Total assets	$ 613,793,165
Liabilities
Payable for investments purchased	$ 216,743
Payable for capital shares redeemed	2,494,930
Deposits for securities loaned	8,007,441
Payable to affiliates:
Investment advisory fee	63,241
Administrative fee	63,455
Distribution and service fees	8,889
Sub-transfer agency fee	6,300
Directors' deferred compensation plan	58,210
Accrued expenses	207,228
Demand note payable	170,000
Total liabilities	$ 11,296,437
Net Assets	$ 602,496,728
Sources of Net Assets
Paid-in capital	$ 746,330,682
Accumulated loss	(143,833,954)
Net Assets	$ 602,496,728
Class A Shares
Net Assets	$ 40,139,008
Shares Outstanding	1,892,094
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 21.21
Maximum Offering Price Per Share (100 ÷ 95.25 of net asset value per share)	$ 22.27
Class I Shares
Net Assets	$ 468,638,622
Shares Outstanding	21,806,669
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 21.49
18
See Notes to Financial Statements.

Calvert
International Responsible Index Fund
September 30, 2022
Statement of Assets and Liabilities — continued

September 30, 2022
Class R6 Shares
Net Assets	$ 93,719,098
Shares Outstanding	4,362,329
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 21.48

On sales of $50,000 or more, the offering price of Class A shares is reduced.
19
See Notes to Financial Statements.

Calvert
International Responsible Index Fund
September 30, 2022
Statement of Operations

Year Ended
September 30, 2022
Investment Income
Dividend income (net of foreign taxes withheld of $2,182,505)	$ 18,635,575
Dividend income - affiliated issuers (net of foreign taxes withheld of $12,512)	127,756
Securities lending income, net	98,544
Other income	416
Total investment income	$ 18,862,291
Expenses
Investment advisory fee	$ 807,569
Administrative fee	807,569
Distribution and service fees:
Class A	115,764
Directors' fees and expenses	30,087
Custodian fees	124,638
Transfer agency fees and expenses	465,881
Accounting fees	170,923
Professional fees	48,946
Registration fees	114,544
Reports to shareholders	28,407
Miscellaneous	81,247
Total expenses	$ 2,795,575
Waiver and/or reimbursement of expenses by affiliate	$ (748,484)
Net expenses	$ 2,047,091
Net investment income	$ 16,815,200
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ (24,795,772)
Investment securities - affiliated issuers	(109,012)
Foreign currency transactions	(374,526)
Payment by affiliate for loss on investment in violation of restrictions	122,129
Net realized loss	$ (25,157,181)
Change in unrealized appreciation (depreciation):
Investment securities	$ (203,744,340)
Investment securities - affiliated issuers	(671,495)
Foreign currency	(89,311)
Net change in unrealized appreciation (depreciation)	$(204,505,146)
Net realized and unrealized loss	$(229,662,327)
Net decrease in net assets from operations	$(212,847,127)
20
See Notes to Financial Statements.

Calvert
International Responsible Index Fund
September 30, 2022
Statements of Changes in Net Assets

	Year Ended September 30,
	2022	2021
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 16,815,200	$ 10,850,858
Net realized loss	(25,157,181)	(612,085)
Net change in unrealized appreciation (depreciation)	(204,505,146)	62,106,450
Net increase (decrease) in net assets from operations	$(212,847,127)	$ 72,345,223
Distributions to shareholders:
Class A	$ (835,991)	$ (264,563)
Class I	(10,622,020)	(3,173,461)
Class R6	(2,024,813)	(577,894)
Total distributions to shareholders	$ (13,482,824)	$ (4,015,918)
Capital share transactions:
Class A	$ 12,448,423	$ 11,335,736
Class I	164,598,671	232,174,902
Class R6	34,325,572	53,507,446
Net increase in net assets from capital share transactions	$ 211,372,666	$297,018,084
Net increase (decrease) in net assets	$ (14,957,285)	$365,347,389
Net Assets
At beginning of year	$ 617,454,013	$ 252,106,624
At end of year	$ 602,496,728	$617,454,013
21
See Notes to Financial Statements.

Calvert
International Responsible Index Fund
September 30, 2022
Financial Highlights

	Class A
	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 29.79	$ 24.08	$ 22.81	$ 23.18	$ 23.11
Income (Loss) From Operations
Net investment income(1)	$ 0.61	$ 0.61	$ 0.40	$ 0.56	$ 0.62
Net realized and unrealized gain (loss)	(8.64)	5.33	1.26	(0.51)	(0.23)
Total income (loss) from operations	$ (8.03)	$ 5.94	$ 1.66	$ 0.05	$ 0.39
Less Distributions
From net investment income	$ (0.55)	$ (0.23)	$ (0.39)	$ (0.42)	$ (0.32)
Total distributions	$ (0.55)	$ (0.23)	$ (0.39)	$ (0.42)	$ (0.32)
Net asset value — End of year	$ 21.21	$ 29.79	$ 24.08	$ 22.81	$ 23.18
Total Return(2)	(27.50)%	24.74%	7.31%	0.34%	1.67%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$40,139	$43,359	$25,497	$34,344	$24,415
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.65%	0.67%	0.74%	0.89%	1.03%
Net expenses	0.54% (4)	0.54%	0.54%	0.57%	0.62%
Net investment income	2.27%	2.11%	1.77%	2.56%	2.66%
Portfolio Turnover	14%	13%	18%	51%	24%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended September 30, 2022).
22
See Notes to Financial Statements.

Calvert
International Responsible Index Fund
September 30, 2022
Financial Highlights — continued

	Class I
	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 30.17	$ 24.43	$ 23.12	$ 23.47	$ 23.32
Income (Loss) From Operations
Net investment income(1)	$ 0.69	$ 0.72	$ 0.51	$ 0.60	$ 0.64
Net realized and unrealized gain (loss)	(8.75)	5.37	1.22	(0.50)	(0.17)
Total income (loss) from operations	$ (8.06)	$ 6.09	$ 1.73	$ 0.10	$ 0.47
Less Distributions
From net investment income	$ (0.62)	$ (0.35)	$ (0.42)	$ (0.45)	$ (0.32)
Total distributions	$ (0.62)	$ (0.35)	$ (0.42)	$ (0.45)	$ (0.32)
Net asset value — End of year	$ 21.49	$ 30.17	$ 24.43	$ 23.12	$ 23.47
Total Return(2)	(27.32)%	25.07%	7.55%	0.60%	2.04%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$468,639	$481,361	$197,395	$67,854	$88,253
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.40%	0.42%	0.49%	0.64%	0.79%
Net expenses	0.29% (4)	0.29%	0.29%	0.29%	0.27%
Net investment income	2.52%	2.43%	2.22%	2.73%	2.71%
Portfolio Turnover	14%	13%	18%	51%	24%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended September 30, 2022).
23
See Notes to Financial Statements.

Calvert
International Responsible Index Fund
September 30, 2022
Financial Highlights — continued

	Class R6
	Year Ended September 30,			Period Ended September 30,
	2022	2021	2020	2019 (1)
Net asset value — Beginning of period	$ 30.16	$ 24.43	$ 23.12	$ 21.50
Income (Loss) From Operations
Net investment income(2)	$ 0.69	$ 0.75	$ 0.49	$ 0.51
Net realized and unrealized gain (loss)	(8.74)	5.34	1.25	1.11
Total income (loss) from operations	$ (8.05)	$ 6.09	$ 1.74	$ 1.62
Less Distributions
From net investment income	$ (0.63)	$ (0.36)	$ (0.43)	$ —
Total distributions	$ (0.63)	$ (0.36)	$ (0.43)	$ —
Net asset value — End of period	$ 21.48	$ 30.16	$ 24.43	$ 23.12
Total Return(3)	(27.30)%	25.08%	7.59%	7.54% (4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$93,719	$92,734	$29,215	$16,867
Ratios (as a percentage of average daily net assets):(5)
Total expenses	0.37%	0.39%	0.46%	0.56% (6)
Net expenses	0.26% (7)	0.26%	0.26%	0.26% (6)
Net investment income	2.52%	2.52%	2.13%	3.40% (6)
Portfolio Turnover	14%	13%	18%	51% (8)

(1)	For the period from the commencement of operations, February 1, 2019, to September 30, 2019.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Not annualized.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Annualized.
(7)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended September 30, 2022).
(8)	For the year ended September 30, 2019.
24
See Notes to Financial Statements.

Calvert
International Responsible Index Fund
September 30, 2022
Notes to Financial Statements

1  Significant Accounting Policies
Calvert International Responsible Index Fund (the Fund) is a diversified series of Calvert Responsible Index Series, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek to track the performance of the Calvert International Responsible Index, which measures the investment return of stocks issued by companies that are located in countries (other than the U.S.) with developed markets.
The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.25% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class I and Class R6 shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Board has approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Such securities are categorized as Level 2 in the hierarchy.
Other Securities. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day and are categorized as Level 1 in the hierarchy.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, which became effective September 8, 2022, the Board has designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
25

Calvert
International Responsible Index Fund
September 30, 2022
Notes to Financial Statements — continued

The following table summarizes the market value of the Fund's holdings as of September 30, 2022, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks:
Australia	$ —	$ 34,281,993	$ —	$ 34,281,993
Austria	—	942,663	—	942,663
Belgium	—	4,257,809	—	4,257,809
Canada	61,787,928	—	—	61,787,928
Denmark	—	13,426,939	—	13,426,939
Finland	—	7,531,982	—	7,531,982
France	—	51,600,005	—	51,600,005
Germany	—	35,652,624	—	35,652,624
Hong Kong	—	14,146,201	—	14,146,201
Ireland	3,473,790	5,662,990	—	9,136,780
Israel	665,511	2,579,655	—	3,245,166
Italy	—	10,046,466	—	10,046,466
Japan	—	104,337,880	—	104,337,880
Netherlands	2,478,196	24,906,435	—	27,384,631
New Zealand	—	1,055,975	—	1,055,975
Norway	—	4,402,775	—	4,402,775
Portugal	—	1,035,864	—	1,035,864
Singapore	293,949	6,340,581	—	6,634,530
South Korea	—	19,108,532	—	19,108,532
Spain	—	12,661,788	—	12,661,788
Sweden	553,199	16,689,919	—	17,243,118
Switzerland	4,852,268	51,207,706	—	56,059,974
Taiwan	—	27,541,061	—	27,541,061
United Kingdom	12,300,930	65,027,899	—	77,328,829
United States	24,637	—	—	24,637
Total Common Stocks	$86,430,408	$514,445,742 (1)	$ —	$600,876,150
Short-Term Investments:
Affiliated Fund	$ 612	$ —	$ —	$ 612
Securities Lending Collateral	8,007,441	—	—	8,007,441
Total Investments	$94,438,461	$514,445,742	$ —	$608,884,203

(1)	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund's understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain.
C  Share Class Accounting— Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Expenses arising in connection with a specific class are charged directly to that class. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer agency fees and expenses on the Statement of Operations, are not allocated to Class R6 shares.
26

Calvert
International Responsible Index Fund
September 30, 2022
Notes to Financial Statements — continued

D  Foreign Currency Transactions— The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
E  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. Distributions from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
F  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G   Indemnifications— The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
H  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
2  Related Party Transactions
The investment advisory fee is earned by Calvert Research and Management (CRM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment advisory fee is computed at the annual rate of 0.12% of the Fund’s average daily net assets and is payable monthly. For the year ended September 30, 2022, the investment advisory fee amounted to $807,569.
Effective April 26, 2022, the Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment advisory fee paid by the Fund is reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended September 30, 2022, the investment advisory fee paid was reduced by $1,359 relating to the Fund's investment in the Liquidity Fund. Prior to April 26, 2022, the Fund may have invested its cash in Calvert Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by CRM. CRM did not receive a fee for advisory services provided to Cash Reserves Fund.
CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.54%, 0.29% and 0.26% for Class A, Class I and Class R6, respectively, of such class’s average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after January 31, 2023. For the year ended September 30, 2022, CRM waived or reimbursed expenses of $747,125.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A, Class I and Class R6 and is payable monthly. For the year ended September 30, 2022, CRM was paid administrative fees of $807,569.
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2022 amounted to $115,764 for Class A shares.
The Fund was informed that EVD received $12,783 as its portion of the sales charge on sales of Class A shares and no contingent deferred sales charges paid by Fund shareholders for the year ended September 30, 2022.
27

Calvert
International Responsible Index Fund
September 30, 2022
Notes to Financial Statements — continued

Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2022, sub-transfer agency fees and expenses incurred to EVM amounted to $18,992 and are included in transfer agency fees and expenses on the Statement of Operations.
During the year ended September 30, 2022, CRM agreed to reimburse the Fund $122,129 for a loss from an investment which did not meet the Fund's investment guidelines. The reimbursement is included in Receivable from affiliate on the Statement of Assets and Liabilities. The impact of the reimbursement was less than $0.01 per share for each class and had no significant impact on total return.
Each Director of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $214,000 ($154,000 prior to January 1, 2022), plus an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee. The Board chair receives an additional $30,000 annual fee, Committee chairs receive an additional $6,000 annual fee and the special equities liaison receives an additional $2,500 annual fee. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM.
3  Investment Activity
During the year ended September 30, 2022, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $319,422,873 and $91,872,276, respectively.
4  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended September 30, 2022 and September 30, 2021 was as follows:
	Year Ended September 30,
	2022	2021
Ordinary income	$13,482,824	$4,015,918
During the year ended September 30, 2022, accumulated loss was increased by $1,533,921 and paid-in capital was increased by $1,533,921 due to the Fund's use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of September 30, 2022, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 11,135,580
Deferred capital losses	(13,179,645)
Net unrealized depreciation	(141,789,889)
Accumulated loss	$(143,833,954)
At September 30, 2022, the Fund, for federal income tax purposes, had deferred capital losses of $13,179,645 which would reduce the Fund's taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund's next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at September 30, 2022, $8,710,007 are short-term and $4,469,638 are long-term.
28

Calvert
International Responsible Index Fund
September 30, 2022
Notes to Financial Statements — continued

The cost and unrealized appreciation (depreciation) of investments of the Fund at September 30, 2022, as determined on a federal income tax basis, were as follows:
Aggregate cost	$ 750,281,415
Gross unrealized appreciation	$ 11,769,570
Gross unrealized depreciation	(153,166,782)
Net unrealized depreciation	$(141,397,212)
5  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2022, the total value of securities on loan was $15,780,849 and the total value of collateral received was $17,253,685, comprised of cash of $8,007,441 and U.S. government and/or agencies securities of $9,246,244.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2022.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Common Stocks	$8,007,441	$ —	$ —	$ —	$8,007,441
The carrying amount of the liability for deposits for securities loaned at September 30, 2022 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2022.
6  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit with a group of banks, which is in effect through October 25, 2022. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2021, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
At September 30, 2022, the Fund had a balance outstanding pursuant to this line of credit of $170,000 at an annual interest rate of 4.08%. Based on the short-term nature of the borrowings under the line of credit and variable interest rate, the carrying value of the borrowings approximated its fair value at September 30, 2022. If measured at fair value, borrowings under the line of credit would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2022. The Fund did not have any significant borrowings or allocated fees during the year ended September 30, 2022. Effective October 25, 2022, the Fund renewed its line of credit agreement, which expires October 24, 2023. In connection with the renewal, the borrowing limit was decreased to $725 million.
29

Calvert
International Responsible Index Fund
September 30, 2022
Notes to Financial Statements — continued

7  Affiliated Issuers and Funds
The Fund invested in issuers that may be deemed to be affiliated with Morgan Stanley. At September 30, 2022, the value of the Fund's investment in affiliated issuers and funds was $2,569,451, which represents 0.4% of the Fund's net assets. Transactions in affiliated issuers and funds by the Fund for the year ended September 30, 2022 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units/Shares, end of period
Common Stocks
Mitsubishi UFJ Financial Group, Inc.	$2,131,962	$ 1,939,525	$ (722,153)	$ (109,179)	$ (671,316)	$ 2,568,839	$ 112,603	567,057
Short-Term Investments
Cash Reserves Fund	2,410,888	77,836,980	(80,247,856)	167	(179)	—	1,297	—
Liquidity Fund	—	83,146,259	(83,145,647)	—	—	612	13,856	612
Total				$ (109,012)	$(671,495)	$2,569,451	$127,756
8  Capital Shares
The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 75,000,000 common shares, $0.01 par value, for each Class.
Transactions in capital shares for the years ended September 30, 2022 and September 30, 2021 were as follows:
	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Amount	Shares	Amount
Class A
Shares sold	806,018	$ 22,595,079	705,875	$ 20,191,145
Reinvestment of distributions	27,103	808,758	8,853	240,904
Shares redeemed	(396,281)	(10,955,414)	(318,360)	(9,096,313)
Net increase	436,840	$ 12,448,423	396,368	$ 11,335,736
Class I
Shares sold	10,633,616	$ 286,200,830	9,345,756	$ 274,435,668
Reinvestment of distributions	331,902	10,013,478	110,718	3,044,739
Shares redeemed	(5,113,555)	(131,615,637)	(1,581,857)	(45,305,505)
Net increase	5,851,963	$ 164,598,671	7,874,617	$232,174,902
Class R6
Shares sold	2,182,164	$ 56,577,967	2,058,498	$ 58,343,541
Reinvestment of distributions	60,894	1,836,567	18,598	511,259
Shares redeemed	(955,137)	(24,088,962)	(198,620)	(5,347,354)
Net increase	1,287,921	$ 34,325,572	1,878,476	$ 53,507,446
30

Calvert
International Responsible Index Fund
September 30, 2022
Notes to Financial Statements — continued

9  Risks and Uncertainties
Risks Associated with Foreign Investments
Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and industries, and could continue to affect the market in significant and unforeseen ways. Other epidemics and pandemics that may arise in the future may have similar effects. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.
31

Calvert
International Responsible Index Fund
September 30, 2022
Report of Independent Registered Public Accounting Firm

To the Board of Directors of Calvert Responsible Index Series, Inc. and Shareholders of Calvert International Responsible Index Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Calvert International Responsible Index Fund (the "Fund") (one of the funds constituting Calvert Responsible Index Series, Inc.), including the schedule of investments, as of September 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the years or periods ended September 30, 2020, 2019, and 2018 were audited by other auditors whose report, dated November 20, 2020, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 22, 2022
We have served as the auditor of one or more Calvert investment companies since 2021.
32

Calvert
International Responsible Index Fund
September 30, 2022
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2023 will show the tax status of all distributions paid to your account in calendar year 2022. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the foreign tax credit.
Qualified Dividend Income. For the fiscal year ended September 30, 2022, the Fund designates approximately $17,880,682, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Foreign Tax Credit. For the fiscal year ended September 30, 2022, the Fund paid foreign taxes of $2,045,157 and recognized foreign source income of $20,923,344.
33

Calvert
International Responsible Index Fund
September 30, 2022
Board of Directors' Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended, provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of directors, including by a vote of a majority of the directors who are not “interested persons” of the fund (“Independent Directors”), cast in person at a meeting called for the purpose of considering such approval.
At a video conference meeting of the Boards of Trustees/Directors (each a “Board”) of the registered investment companies advised by Calvert Research and Management (“CRM” or the “Adviser”) (the “Calvert Funds”) held on June 14, 2022, the Board, including a majority of the Independent Directors, voted to approve continuation of existing investment advisory and investment sub-advisory agreements for the Calvert Funds for an additional one-year period. The meeting was held by video conference due to circumstances related to current or potential effects of COVID-19 pursuant to temporary exemptive relief issued by the Securities and Exchange Commission.
In evaluating the investment advisory and investment sub-advisory agreements for the Calvert Funds, the Board considered a variety of information relating to the Calvert Funds and various service providers, including the Adviser. The Independent Directors reviewed a report prepared by the Adviser regarding various services provided to the Calvert Funds by the Adviser and its affiliates. Such report included, among other data, information regarding the Adviser’s personnel and the Adviser’s revenue and cost of providing services to the Calvert Funds, and a separate report prepared by an independent data provider, which compared each fund’s investment performance, fees and expenses to those of comparable funds as identified by such independent data provider (“comparable funds”).
The Independent Directors were separately represented by independent legal counsel with respect to their consideration of the continuation of the investment advisory and investment sub-advisory agreements for the Calvert Funds. Prior to voting, the Independent Directors reviewed the proposed continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements with management and also met in private sessions with their counsel at which time no representatives of management were present.
The information that the Board considered included, among other things, the following (for funds that invest through one or more affiliated underlying fund(s), references to “each fund” in this section may include information that was considered at the underlying fund-level):
Information about Fees, Performance and Expenses
•	A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;
•	A report from an independent data provider comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to benchmark indices;
•	For each fund, comparative information concerning the fees charged and the services provided by the Adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for the Adviser with respect to each fund;
Information about Portfolio Management and Trading
•	Descriptions of the investment management services provided to each fund, including investment strategies and processes it employs;
•	Information about the Adviser’s policies and practices with respect to trading, including the Adviser’s processes for monitoring best execution of portfolio transactions;
•	Information about the allocation of brokerage transactions and the benefits received by the Adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
Information about the Adviser
•	Reports detailing the financial results and condition of CRM;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;
•	A description of CRM’s procedures for overseeing sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
34

Calvert
International Responsible Index Fund
September 30, 2022
Board of Directors' Contract Approval — continued

Other Relevant Information
•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by CRM and its affiliates; and
•	The terms of each investment advisory agreement.
Over the course of the year, the Board and its committees held regular quarterly meetings. During these meetings, the Directors participated in investment and performance reviews with the portfolio managers and other investment professionals of the Adviser relating to each fund, and considered various investment and trading strategies used in pursuing each fund’s investment objective(s), such as the use of derivative instruments, as well as risk management techniques. The Board and its committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, corporate governance and other issues with respect to the funds, and received and participated in reports and presentations provided by CRM and its affiliates with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Directors held regular video conferences in between meetings to discuss, among other topics, matters relating to the continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements.
For funds that invest through one or more affiliated underlying funds, the Board considered similar information about the underlying fund(s) when considering the approval of investment advisory agreements. In addition, in cases where the Adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any investment sub-advisory agreement.
The Independent Directors were assisted throughout the contract review process by their independent legal counsel. The Independent Directors relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and investment sub-advisory agreement and the weight to be given to each such factor. The Board, including the Independent Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board, including the Independent Directors, concluded that the continuation of the investment advisory agreement of Calvert International Responsible Index Fund (the “Fund”), including the fee payable under the agreement, is in the best interests of the Fund’s shareholders. Accordingly, the Board, including a majority of the Independent Directors, voted to approve the continuation of the investment advisory agreement of the Fund.
Nature, Extent and Quality of Services
In considering the nature, extent and quality of the services provided by the Adviser under the investment advisory agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel, including, among other information, biographical information on the Adviser’s investment personnel and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Adviser as well as the Board’s familiarity with management through Board meetings, discussions and other reports. The Board considered the Adviser’s management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Adviser’s compliance with applicable policies and procedures, including those related to personal investing. The Board took into account, among other items, periodic reports received from the Adviser over the past year concerning the Adviser’s ongoing review and enhancement of certain processes, policies and procedures of the Calvert Funds and the Adviser. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Adviser under the investment advisory agreement.
Fund Performance
In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. The Board compared the Fund’s investment performance to that of the Fund’s peer universe and the index it is designed to track. The Board’s review included comparative performance data for the one-, three- and five-year periods ended December 31, 2021, as applicable. This performance data indicated that the Fund had outperformed the median of its peer universe for the one-, three- and five-year periods ended December 31, 2021, while it had underperformed the index it is designed to track for the one- and three-year periods ended December 31, 2021. Based upon its review, the Board concluded that the Fund’s performance was satisfactory relative to the performance of its peer universe and the index it is designed to track.
Management Fees and Expenses
In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with those of comparable funds in its expense universe. Among other findings, the data indicated that the Fund’s advisory and administrative fees (after taking into account waivers and/or reimbursements) (referred to collectively as “management fees”) and the Fund’s total expenses (net of waivers and/or reimbursements) were each below the respective median of the Fund’s expense universe. The Board took into account the Adviser’s current undertaking to maintain expense limitations for the Fund and that the Adviser was waiving and/or reimbursing a portion of the Fund’s expenses. Based upon its review, the Board concluded that the management fees were reasonable in view of the nature, extent and quality of services provided by the Adviser.
35

Calvert
International Responsible Index Fund
September 30, 2022
Board of Directors' Contract Approval — continued

Profitability and Other “Fall-Out” Benefits
The Board reviewed the Adviser’s profitability in regard to the Fund and the Calvert Funds in the aggregate. In reviewing the overall profitability of the Fund to the Adviser, the Board also considered the fact that the Adviser and its affiliates provided sub-transfer agency support, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included the profitability of the Fund to the Adviser and its affiliates without regard to any marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered that the Adviser and its affiliates derived benefits to their reputation and other indirect benefits from their relationships with the Fund. Based upon its review, the Board concluded that the Adviser’s and its affiliates’ level of profitability from their relationships with the Fund was reasonable.
Economies of Scale
The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time. The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.
36

Calvert
International Responsible Index Fund
September 30, 2022
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 14, 2022, the Committee provided a written report to the Fund’s Board of Trustees/ Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2021 through December 31, 2021 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
37

Calvert
International Responsible Index Fund
September 30, 2022
Management and Organization

Fund Management. The Directors of Calvert Responsible Index Series, Inc. (the Corporation) are responsible for the overall management and supervision of the affairs of the Corporation. The Board members and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund's current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Board member and the Chief Compliance Officer is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009 and the business address of the Secretary, Vice President and Chief Legal Officer and the Treasurer is Two International Place, Boston, Massachusetts 02110. As used below, “CRM” refers to Calvert Research and Management and “Eaton Vance” refers to Eaton Vance Management. Each Director oversees 42 funds in the Calvert fund complex. Effective March 1, 2021, each of Eaton Vance and CRM are indirect wholly-owned subsidiaries of Morgan Stanley. Each officer affiliated with CRM may hold a position with other CRM affiliates that is comparable to his or her position with CRM listed below.
Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Director
John H. Streur(1) 1960	Director and President	Since 2015	President and Chief Executive Officer of CRM (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc.
(January 2015 - December 2016); Chief Executive Officer of Calvert
Investment Distributors, Inc. (August 2015 - December 2016); Chief
Compliance Officer of Calvert Investment Management, Inc. (August 2015 -
April 2016); President and Director, Portfolio 21 Investments, Inc.
(through October 2014); President, Chief Executive Officer and
Director, Managers Investment Group LLC (through January 2012);
President and Director, The Managers Funds and Managers AMG
Funds (through January 2012).
Other Directorships. Portfolio 21 Investments, Inc. (asset management)
(through October 2014); Managers Investment Group LLC (asset management)
(through January 2012); The Managers Funds (asset management)
(through January 2012); Managers AMG Funds (asset management)
(through January 2012); Calvert Impact Capital, Inc.
Noninterested Directors
Richard L. Baird, Jr. 1948	Director	Since 2000	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
Other Directorships. None.
Alice Gresham Bullock 1950	Chair and Director	Since 2016	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
Other Directorships. None.
Cari M. Dominguez 1949	Director	Since 2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships. ManpowerGroup Inc. (workforce solutions company);
Triple S Management Corporation (managed care); National Association of Corporate Directors.
John G. Guffey, Jr. 1948	Director	Since 2000	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships. Calvert Impact Capital, Inc. (through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Director	Since 2005	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram) (November 1999 - September 2014).
Other Directorships. Bridgeway Funds (9) (asset management).
Joy V. Jones 1950	Director	Since 2000	Attorney. Other Directorships. Palm Management Corporation.
38

Calvert
International Responsible Index Fund
September 30, 2022
Management and Organization — continued

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Directors (continued)
Anthony A. Williams 1951	Director	Since 2016	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships. Freddie Mac; Evoq Properties/Meruelo Maddux
Properties, Inc. (real estate management); Weston Solutions, Inc.
(environmental services); Bipartisan Policy Center’s Debt Reduction Task Force;
Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization); The Howard Hughes Corporation (real estate development); Old Dominion National Bank.

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Directors
Hope L. Brown 1973	Chief Compliance Officer	Since 2014	Chief Compliance Officer of 42 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Deidre E. Walsh 1971	Secretary, Vice President and Chief Legal Officer	Since 2021	Vice President of CRM and officer of 42 registered investment companies advised by CRM (since 2021). Also Vice President of Eaton Vance and certain of its affiliates and officer of 136 registered investment companies advised or administered by Eaton Vance.
James F. Kirchner 1967	Treasurer	Since 2016	Vice President of CRM and officer of 42 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 136 registered investment companies advised or administered by Eaton Vance.

(1) Mr. Streur is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
39

Calvert Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■
investment experience and risk tolerance
■
checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com

40

Calvert Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■
buy securities from us or make a wire transfer
■
give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■
affiliates from using your information to market to you
■
sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
41

Calvert Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
42

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Investment Adviser and Administrator
Calvert Research and Management
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24195     9.30.22

Calvert
US Large-Cap Growth Responsible Index Fund
Annual Report
September 30, 2022

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.
Choose Planet-friendly E-delivery!
Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.
Just go to www.calvert.com. If you already have an online account with the Calvert funds, click on Login to access your Account and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: If your shares are not held directly with the Calvert funds but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

Annual Report September 30, 2022
Calvert
US Large-Cap Growth Responsible Index Fund

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2022
Management's Discussion of Fund Performance†

Economic and Market Conditions
The 12-month period starting October 1, 2021, was dominated by the ongoing effects of one black swan event — the COVID-19 pandemic — and new fallout from another — Russia’s unprovoked invasion of Ukraine.
In the opening months of the period, stock investors as well as consumers appeared to be taking a “glass is half full” approach. Despite the appearance of a new and more contagious COVID-19 variant, the highest inflation readings in nearly four decades, and the U.S. Federal Reserve’s (the Fed’s) announcement that it would begin tapering bond purchases that had supported economic growth, major U.S. equity indexes repeatedly closed at new all-time highs during the final quarter of 2021. As consumers rushed to spend money saved during the early months of the pandemic, Mastercard, Inc. reported its highest retail sales on record during the 2021 holiday season.
But as the new year began, investors appeared to reevaluate the twin threats of inflation and interest rate hikes, and stock performance turned negative. In February, Russia’s invasion of Ukraine sent shock waves through U.S. and global markets, exacerbating inflationary pressures on energy and food costs.
As the Fed’s outlook on inflation worsened from “transitory” to “persistent,” investors began to expect that the Fed would raise interest rates at every 2022 policy meeting and, in turn, worried that aggressive rate hikes could tip the U.S. economy into recession. At its June, July, and September meetings, the Fed hiked the federal funds rate 0.75% each time — its first moves of that magnitude since 1994. Higher interest rates, inflation, and recessionary worries drove stock prices down, with rate-sensitive technology stocks — which had been star performers early in the pandemic — suffering some of the worst declines.
For the period as a whole, the blue-chip Dow Jones Industrial Average® returned -13.40%; the S&P 500® Index, a broad measure of U.S. stocks, lost 15.47%; and the technology-laden Nasdaq Composite Index fell 26.25%.
Fund Performance
For the 12-month period ended September 30, 2022, Calvert US Large-Cap Growth Responsible Index Fund (the Fund) returned -21.87% for Class A shares at net asset value (NAV). The Fund outperformed its primary benchmark, the Russell 1000® Growth Index (the Russell Index), which returned -22.59%; and underperformed its secondary benchmark, the Calvert US Large-Cap Growth Responsible Index (the Calvert Index), which returned -21.59% during the period.
The Fund’s underperformance versus the Calvert Index was due primarily to Fund expenses and fees, which the Calvert Index does not incur.
Of the Fund’s 11 market sectors, only energy and consumer staples delivered positive returns during the period, which was notable for a widespread market downturn. The weakest-performing sectors were real estate, communication services, and information technology (IT).
Contributors to Fund performance versus the Russell Index during the period included stock selections and underweight positions relative to the Russell Index in the communication services and consumer discretionary sectors, as well as stock selections and an overweight position in the health care sector.
Within communication services, not owning Russell Index component and Facebook parent company Meta Platforms, Inc. (Meta) contributed to performance relative to the Russell Index as its stock price sank during the period. Meta’s share price was weighed down by investor concerns about softening user engagement with Facebook, the departure of the firm’s well-respected longtime chief operating officer, and the 2021 announcement of a shift in the company’s direction toward the “metaverse” — a virtual-reality space in which computer users interact with other users — which will require significant capital investment.
In the health care sector, the Fund’s overweight position in pharmaceutical firm Merck & Co., Inc. (Merck) helped returns relative to the Russell Index during the period. The Fund’s Merck position increased in value after the company reported strong earnings on increased sales of its top-selling cancer drug, Keytruda, along with robust sales of Molnupiravir, a treatment for COVID-19.
In the consumer discretionary sector, an underweight position in internet retailer Amazon.com, Inc. (Amazon) boosted returns versus the Russell Index. While Amazon’s stock price rose sharply early in the pandemic as consumers confined at home shifted to online shopping, its stock declined during the period as the U.S. economy reopened and shoppers returned to brick-and-mortar enterprises.
On the negative side, security selections in the IT sector detracted from Fund performance versus the Russell Index. Within IT, the Fund’s underweight position in Apple, Inc. (Apple) hurt returns relative to the Russell Index. While Apple’s stock price declined slightly during the period, it significantly outperformed the Russell Index as investors anticipated strong revenue growth from the September 2022 release of the new iPhone 14.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
2

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2022
Performance

Portfolio Manager(s) Thomas C. Seto of Calvert Research and Management
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	06/19/2015	06/19/2015	(21.87)%	12.04%	11.23%
Class A with 4.75% Maximum Sales Charge	—	—	(25.58)	10.96	10.48
Class I at NAV	06/19/2015	06/19/2015	(21.66)	12.35	11.56
Class R6 at NAV	02/01/2022	06/19/2015	(21.66)	12.35	11.56

Russell 1000® Growth Index	—	—	(22.59)%	12.16%	11.98%
Calvert US Large-Cap Growth Responsible Index	—	—	(21.59)	12.70	11.87

% Total Annual Operating Expense Ratios[3]	Class A	Class I	Class R6
Gross	0.66%	0.41%	0.38%
Net	0.49	0.24	0.21
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment[2]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class I, at minimum investment	$1,000,000	06/19/2015	$2,219,918	N.A.
Class R6, at minimum investment	$5,000,000	06/19/2015	$11,099,591	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
3

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2022
Fund Profile

Sector Allocation (% of net assets)[1]
Top 10 Holdings (% of net assets)[1]
Apple, Inc.	10.5%
Microsoft Corp.	8.1
Alphabet, Inc., Class A	5.1
Amazon.com, Inc.	4.7
Tesla, Inc.	3.4
NVIDIA Corp.	1.5
Visa, Inc., Class A	1.5
Home Depot, Inc. (The)	1.4
Eli Lilly & Co.	1.4
Mastercard, Inc., Class A	1.3
Total	38.9%

Footnotes:
[1]	Excludes cash and cash equivalents.
4

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2022
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Russell 1000® Growth Index is an unmanaged index of U.S. large-cap growth stocks. Calvert US Large-Cap Growth Responsible Index (the “Calvert Index”) is composed of common stocks of large growth companies that operate their businesses in a manner that is consistent with the Calvert Principles for Responsible Investment. Large growth companies are selected from the 1,000 largest publicly traded U.S. companies based on market capitalization and growth style factors, excluding real estate investment trusts and business development companies. The Calvert Principles for Responsible Investment serve as a framework for considering environmental, social and governance factors that may affect investment performance. Stocks are weighted in the Calvert Index based on their float-adjusted market capitalization within the relevant sector, subject to certain prescribed limits. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance since inception for an index, if presented, is the performance since the Fund's or oldest share class's inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/23. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Additional Information
S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund.

5

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2022
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2022 to September 30, 2022).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (4/1/22)	Ending Account Value (9/30/22)	Expenses Paid During Period* (4/1/22 – 9/30/22)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$ 770.70	$2.18 **	0.49%
Class I	$1,000.00	$ 771.80	$1.07 **	0.24%
Class R6	$1,000.00	$ 771.90	$0.93 **	0.21%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,022.61	$2.48 **	0.49%
Class I	$1,000.00	$1,023.87	$1.22 **	0.24%
Class R6	$1,000.00	$1,024.02	$1.07 **	0.21%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2022.
**	Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.
6

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2022
Schedule of Investments

Common Stocks — 99.7%

Security	Shares	Value
Aerospace & Defense — 0.2%
Axon Enterprise, Inc.(1)	1,569	$ 181,612
Curtiss-Wright Corp.	435	60,534
HEICO Corp.	1,204	173,352
Hexcel Corp.	1,894	97,958
Woodward, Inc.	807	64,770
		$ 578,226
Air Freight & Logistics — 0.5%
C.H. Robinson Worldwide, Inc.	287	$ 27,641
Expeditors International of Washington, Inc.	3,100	273,761
GXO Logistics, Inc.(1)	1,389	48,698
United Parcel Service, Inc., Class B	8,684	1,402,814
		$ 1,752,914
Airlines — 0.2%
American Airlines Group, Inc.(1)	1,545	$ 18,602
Delta Air Lines, Inc.(1)	11,411	320,192
Southwest Airlines Co.(1)	10,451	322,309
		$ 661,103
Auto Components — 0.1%
Aptiv PLC(1)	4,780	$ 373,844
Gentex Corp.	4,245	101,201
Lear Corp.	169	20,227
		$ 495,272
Automobiles — 3.4%
Tesla, Inc.(1)	44,819	$ 11,888,240
		$ 11,888,240
Banks — 0.1%
Commerce Bancshares, Inc.	250	$ 16,540
First Financial Bankshares, Inc.	1,241	51,911
First Republic Bank	887	115,798
ServisFirst Bancshares, Inc.	300	24,000
SVB Financial Group(1)	681	228,666
		$ 436,915
Beverages — 1.4%
Coca-Cola Co. (The)	49,239	$ 2,758,369
Coca-Cola Consolidated, Inc.	111	45,702
PepsiCo, Inc.	12,448	2,032,260
		$ 4,836,331
Security	Shares	Value
Biotechnology — 4.1%
AbbVie, Inc.	28,572	$ 3,834,648
Alkermes PLC(1)	1,137	25,389
Alnylam Pharmaceuticals, Inc.(1)	2,695	539,431
Amgen, Inc.	10,709	2,413,809
Biogen, Inc.(1)	2,262	603,954
BioMarin Pharmaceutical, Inc.(1)	3,827	324,415
Exact Sciences Corp.(1)(2)	3,818	124,047
Exelixis, Inc.(1)	5,579	87,479
Gilead Sciences, Inc.	9,644	594,938
Halozyme Therapeutics, Inc.(1)	2,770	109,526
Horizon Therapeutics PLC(1)	4,703	291,069
Incyte Corp.(1)	3,895	259,563
Ionis Pharmaceuticals, Inc.(1)	2,559	113,184
Moderna, Inc.(1)	6,118	723,453
Neurocrine Biosciences, Inc.(1)	2,025	215,075
Regeneron Pharmaceuticals, Inc.(1)	2,223	1,531,358
Sarepta Therapeutics, Inc.(1)	1,492	164,926
Seagen, Inc.(1)	3,085	422,120
United Therapeutics Corp.(1)	491	102,806
Vertex Pharmaceuticals, Inc.(1)	5,626	1,628,952
		$ 14,110,142
Building Products — 0.6%
Advanced Drainage Systems, Inc.	1,688	$ 209,936
Allegion PLC	2,115	189,673
Carlisle Cos., Inc.	2,198	616,341
Carrier Global Corp.	1,877	66,746
Fortune Brands Home & Security, Inc.	417	22,389
Johnson Controls International PLC	6,158	303,097
Lennox International, Inc.	722	160,768
Masco Corp.	3,522	164,442
Simpson Manufacturing Co., Inc.	1,052	82,477
Trane Technologies PLC	2,039	295,268
Trex Co., Inc.(1)	1,770	77,774
UFP Industries, Inc.	250	18,040
		$ 2,206,951
Capital Markets — 2.5%
Affiliated Managers Group, Inc.	25	$ 2,796
Ameriprise Financial, Inc.	126	31,746
Ares Management Corp., Class A	2,353	145,768
BlackRock, Inc.	515	283,394
Blackstone, Inc.	12,852	1,075,713
Cboe Global Markets, Inc.	1,725	202,463
Charles Schwab Corp. (The)	14,659	1,053,542
CME Group, Inc.	389	68,904

7
See Notes to Financial Statements.

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2022
Schedule of Investments — continued

Security	Shares	Value
Capital Markets (continued)
Coinbase Global, Inc., Class A(1)	2,534	$ 163,418
FactSet Research Systems, Inc.	789	315,687
Houlihan Lokey, Inc.	843	63,545
Interactive Brokers Group, Inc., Class A	500	31,955
Intercontinental Exchange, Inc.	2,681	242,228
KKR & Co., Inc.	7,699	331,057
LPL Financial Holdings, Inc.	1,473	321,821
MarketAxess Holdings, Inc.	782	173,987
Moody's Corp.	3,143	764,095
Morningstar, Inc.	576	122,296
MSCI, Inc.	1,557	656,727
Nasdaq, Inc.	4,128	233,975
Raymond James Financial, Inc.	294	29,053
S&P Global, Inc.	6,537	1,996,073
SEI Investments Co.	1,810	88,781
T. Rowe Price Group, Inc.	2,000	210,020
Tradeweb Markets, Inc., Class A	2,074	117,015
		$ 8,726,059
Chemicals — 1.1%
Air Products & Chemicals, Inc.	2,430	$ 565,534
Ashland, Inc.	63	5,983
Avient Corp.	500	15,150
Axalta Coating Systems, Ltd.(1)	3,331	70,151
Cabot Corp.	1,450	92,640
Celanese Corp.	893	80,674
Eastman Chemical Co.	130	9,236
Ecolab, Inc.	4,078	588,945
FMC Corp.	1,886	199,350
International Flavors & Fragrances, Inc.	3,225	292,927
Livent Corp.(1)(2)	3,609	110,616
Mosaic Co. (The)	2,442	118,022
PPG Industries, Inc.	3,659	405,015
Sherwin-Williams Co. (The)	5,868	1,201,473
		$ 3,755,716
Commercial Services & Supplies — 0.8%
Cintas Corp.	1,469	$ 570,251
Clean Harbors, Inc.(1)	405	44,542
Copart, Inc.(1)	4,343	462,095
IAA, Inc.(1)	2,136	68,032
MSA Safety, Inc.	1,094	119,552
Republic Services, Inc.	2,480	337,379
Stericycle, Inc.(1)	435	18,318
Tetra Tech, Inc.	815	104,752
Security	Shares	Value
Commercial Services & Supplies (continued)
Waste Management, Inc.	6,438	$ 1,031,432
		$ 2,756,353
Communications Equipment — 0.7%
Arista Networks, Inc.(1)	4,361	$ 492,313
Ciena Corp.(1)	1,745	70,550
Cisco Systems, Inc.	19,331	773,240
F5, Inc.(1)	1,213	175,558
Juniper Networks, Inc.	1,587	41,453
Lumentum Holdings, Inc.(1)	1,397	95,792
Motorola Solutions, Inc.	3,108	696,099
		$ 2,345,005
Construction & Engineering — 0.2%
AECOM	1,469	$ 100,436
MasTec, Inc.(1)	752	47,752
Quanta Services, Inc.	2,479	315,800
Valmont Industries, Inc.	333	89,450
		$ 553,438
Construction Materials — 0.2%
Vulcan Materials Co.	5,182	$ 817,253
		$ 817,253
Consumer Finance — 0.2%
American Express Co.	3,232	$ 436,029
Credit Acceptance Corp.(1)	94	41,172
SLM Corp.	1,000	13,990
SoFi Technologies, Inc.(1)	1,250	6,100
Upstart Holdings, Inc.(1)(2)	1,000	20,790
		$ 518,081
Containers & Packaging — 0.2%
AptarGroup, Inc.	674	$ 64,050
Avery Dennison Corp.	1,438	233,963
Ball Corp.	3,717	179,606
Crown Holdings, Inc.	1,669	135,239
Graphic Packaging Holding Co.	5,219	103,023
Packaging Corp. of America	472	53,001
Sonoco Products Co.	54	3,063
		$ 771,945
Distributors — 0.1%
Genuine Parts Co.	120	$ 17,918
LKQ Corp.	610	28,761

8
See Notes to Financial Statements.

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2022
Schedule of Investments — continued

Security	Shares	Value
Distributors (continued)
Pool Corp.	731	$ 232,612
		$ 279,291
Diversified Consumer Services — 0.1%
ADT, Inc.	276	$ 2,067
Bright Horizons Family Solutions, Inc.(1)	1,017	58,630
H&R Block, Inc.	3,168	134,767
Service Corp. International	1,324	76,448
Terminix Global Holdings, Inc.(1)	1,751	67,046
		$ 338,958
Diversified Telecommunication Services — 0.0%(3)
Iridium Communications, Inc.(1)	1,841	$ 81,685
		$ 81,685
Electric Utilities — 0.9%
Alliant Energy Corp.	500	$ 26,495
Eversource Energy	250	19,490
NextEra Energy, Inc.	38,881	3,048,659
Xcel Energy, Inc.	1,239	79,296
		$ 3,173,940
Electrical Equipment — 0.8%
Acuity Brands, Inc.	472	$ 74,326
AMETEK, Inc.	4,508	511,252
Atkore, Inc.(1)	1,074	83,568
Eaton Corp. PLC	3,157	421,017
Emerson Electric Co.	4,865	356,215
Generac Holdings, Inc.(1)	1,494	266,141
Hubbell, Inc.	389	86,747
nVent Electric PLC	760	24,024
Regal Rexnord Corp.	191	26,809
Rockwell Automation, Inc.	2,880	619,517
Sensata Technologies Holding PLC	2,614	97,450
Sunrun, Inc.(1)	180	4,966
Vertiv Holdings Co.	9,047	87,937
		$ 2,659,969
Electronic Equipment, Instruments & Components — 1.1%
Amphenol Corp., Class A	13,858	$ 927,932
CDW Corp.	2,013	314,189
Cognex Corp.	4,120	170,774
Coherent Corp.(1)	3,534	123,160
Corning, Inc.	6,269	181,926
IPG Photonics Corp.(1)	167	14,086
Keysight Technologies, Inc.(1)	4,500	708,120
Security	Shares	Value
Electronic Equipment, Instruments & Components (continued)
Littelfuse, Inc.	388	$ 77,092
National Instruments Corp.	2,197	82,915
Novanta, Inc.(1)	956	110,561
Rogers Corp.(1)	261	63,131
Teledyne Technologies, Inc.(1)	1,023	345,232
Trimble, Inc.(1)	6,019	326,651
Zebra Technologies Corp., Class A(1)	1,018	266,726
		$ 3,712,495
Energy Equipment & Services — 0.2%
Baker Hughes Co.	37,364	$ 783,149
		$ 783,149
Entertainment — 1.9%
AMC Entertainment Holdings, Inc., Class A(1)(2)	3,181	$ 22,171
Electronic Arts, Inc.	4,835	559,458
Liberty Media Corp.-Liberty Formula One, Class A(1)	36	1,891
Live Nation Entertainment, Inc.(1)	449	34,142
Netflix, Inc.(1)	8,168	1,923,074
ROBLOX Corp., Class A(1)	7,519	269,481
Roku, Inc.(1)	2,458	138,631
Take-Two Interactive Software, Inc.(1)	2,710	295,390
Walt Disney Co. (The)(1)	35,017	3,303,153
Warner Music Group Corp., Class A	1,813	42,080
		$ 6,589,471
Food & Staples Retailing — 0.9%
BJ's Wholesale Club Holdings, Inc.(1)	250	$ 18,203
Casey's General Stores, Inc.	141	28,555
Costco Wholesale Corp.	3,920	1,851,299
Performance Food Group Co.(1)	4,757	204,313
Sysco Corp.	5,814	411,108
US Foods Holding Corp.(1)	2,984	78,897
Walmart, Inc.	2,789	361,733
		$ 2,954,108
Food Products — 0.8%
Darling Ingredients, Inc.(1)	4,919	$ 325,392
Flowers Foods, Inc.	1,300	32,097
General Mills, Inc.	2,433	186,392
Hershey Co. (The)	4,075	898,415
Hormel Foods Corp.	3,500	159,040
Lamb Weston Holdings, Inc.	4,177	323,216
McCormick & Co., Inc.(2)	4,682	333,686
Mondelez International, Inc., Class A	10,061	551,645
		$ 2,809,883

9
See Notes to Financial Statements.

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2022
Schedule of Investments — continued

Security	Shares	Value
Gas Utilities — 0.0%(3)
New Jersey Resources Corp.	1,100	$ 42,570
		$ 42,570
Health Care Equipment & Supplies — 4.6%
Abbott Laboratories	30,465	$ 2,947,793
ABIOMED, Inc.(1)	1,014	249,099
Align Technology, Inc.(1)	1,548	320,606
Baxter International, Inc.	10,334	556,589
Becton, Dickinson and Co.	4,408	982,235
Boston Scientific Corp.(1)	31,196	1,208,221
Cooper Cos., Inc. (The)	1,034	272,873
DENTSPLY SIRONA, Inc.	550	15,592
DexCom, Inc.(1)	8,520	686,201
Edwards Lifesciences Corp.(1)	13,441	1,110,630
Envista Holdings Corp.(1)	233	7,645
Globus Medical, Inc., Class A(1)	2,446	145,708
Hologic, Inc.(1)	5,172	333,697
ICU Medical, Inc.(1)	550	82,830
IDEXX Laboratories, Inc.(1)	1,836	598,169
Insulet Corp.(1)	1,453	333,318
Integra LifeSciences Holdings Corp.(1)	1,421	60,194
Intuitive Surgical, Inc.(1)	7,703	1,443,850
iRhythm Technologies, Inc.(1)	250	31,320
Masimo Corp.(1)	1,127	159,087
Medtronic PLC	8,163	659,162
Novocure, Ltd.(1)	2,503	190,178
Omnicell, Inc.(1)	695	60,486
Penumbra, Inc.(1)	717	135,943
ResMed, Inc.	3,187	695,722
STERIS PLC	2,084	346,528
Stryker Corp.	7,581	1,535,456
Tandem Diabetes Care, Inc.(1)	1,583	75,747
Teleflex, Inc.	902	181,717
Zimmer Biomet Holdings, Inc.	4,732	494,731
		$ 15,921,327
Health Care Providers & Services — 0.8%
AMN Healthcare Services, Inc.(1)	851	$ 90,172
Chemed Corp.	294	128,349
DaVita, Inc.(1)	1,366	113,064
Elevance Health, Inc.	2,009	912,568
Encompass Health Corp.	400	18,092
Enhabit, Inc.(1)	200	2,808
Ensign Group, Inc. (The)	949	75,445
Guardant Health, Inc.(1)	2,518	135,544
HealthEquity, Inc.(1)	1,693	113,719
Security	Shares	Value
Health Care Providers & Services (continued)
Henry Schein, Inc.(1)	1,084	$ 71,295
Humana, Inc.	928	450,256
Laboratory Corp. of America Holdings	529	108,344
LHC Group, Inc.(1)	742	121,436
Molina Healthcare, Inc.(1)	854	281,683
Option Care Health, Inc.(1)	1,000	31,470
Quest Diagnostics, Inc.	250	30,673
R1 RCM, Inc.(1)	3,198	59,259
		$ 2,744,177
Health Care Technology — 0.2%
Change Healthcare, Inc.(1)	2,615	$ 71,886
Doximity, Inc., Class A(1)(2)	2,138	64,610
Teladoc Health, Inc.(1)(2)	3,846	97,496
Veeva Systems, Inc., Class A(1)	2,504	412,860
		$ 646,852
Hotels, Restaurants & Leisure — 2.4%
Airbnb, Inc., Class A(1)	7,032	$ 738,641
Aramark	3,454	107,765
Booking Holdings, Inc.(1)	757	1,243,910
Chipotle Mexican Grill, Inc.(1)	802	1,205,214
Choice Hotels International, Inc.	632	69,217
Darden Restaurants, Inc.	76	9,600
Domino's Pizza, Inc.	1,049	325,400
Expedia Group, Inc.(1)	2,945	275,917
Hilton Grand Vacations, Inc.(1)	600	19,734
Hilton Worldwide Holdings, Inc.	5,123	617,936
Hyatt Hotels Corp., Class A(1)	914	73,997
Marriott International, Inc., Class A	4,416	618,858
Marriott Vacations Worldwide Corp.	686	83,596
Planet Fitness, Inc., Class A(1)	1,831	105,575
Starbucks Corp.	19,506	1,643,576
Texas Roadhouse, Inc.	1,258	109,773
Travel + Leisure Co.	36	1,228
Vail Resorts, Inc.	757	163,240
Wyndham Hotels & Resorts, Inc.	479	29,387
Yum! Brands, Inc.	8,562	910,483
		$ 8,353,047
Household Durables — 0.1%
Helen of Troy, Ltd.(1)	373	$ 35,972
NVR, Inc.(1)	71	283,083
Tempur Sealy International, Inc.	2,854	68,895
TopBuild Corp.(1)	681	112,215
		$ 500,165

10
See Notes to Financial Statements.

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2022
Schedule of Investments — continued

Security	Shares	Value
Household Products — 1.4%
Church & Dwight Co., Inc.	3,422	$ 244,468
Clorox Co. (The)	1,666	213,898
Colgate-Palmolive Co.	13,322	935,870
Kimberly-Clark Corp.	2,566	288,777
Procter & Gamble Co. (The)	25,547	3,225,309
Reynolds Consumer Products, Inc.	1,000	26,010
		$ 4,934,332
Independent Power and Renewable Electricity Producers — 0.1%
AES Corp. (The)	4,755	$ 107,463
Brookfield Renewable Corp., Class A	1,673	54,674
Clearway Energy, Inc., Class C	2,094	66,694
Ormat Technologies, Inc.(2)	300	25,860
		$ 254,691
Insurance — 0.8%
Assurant, Inc.	150	$ 21,791
Brown & Brown, Inc.	3,786	228,977
Erie Indemnity Co., Class A	362	80,476
Kinsale Capital Group, Inc.	446	113,917
Marsh & McLennan Cos., Inc.	7,612	1,136,396
Primerica, Inc.	236	29,134
Progressive Corp. (The)	7,991	928,634
RenaissanceRe Holdings, Ltd.	745	104,591
RLI Corp.	416	42,590
Ryan Specialty Holdings, Inc.(1)	1,910	77,584
W.R. Berkley Corp.	402	25,961
		$ 2,790,051
Interactive Media & Services — 5.4%
Alphabet, Inc., Class A(1)	185,353	$ 17,729,015
IAC, Inc.(1)	1,216	67,342
Match Group, Inc.(1)	5,228	249,637
Pinterest, Inc., Class A(1)	11,204	261,053
Snap, Inc., Class A(1)	18,094	177,683
ZoomInfo Technologies, Inc., Class A(1)	5,132	213,799
		$ 18,698,529
Internet & Direct Marketing Retail — 4.9%
Amazon.com, Inc.(1)	145,119	$ 16,398,447
Chewy, Inc., Class A(1)	1,490	45,773
eBay, Inc.	9,595	353,192
Etsy, Inc.(1)	2,084	208,671
Wayfair, Inc., Class A(1)(2)	1,151	37,465
		$ 17,043,548
Security	Shares	Value
IT Services — 6.4%
Accenture PLC, Class A	11,676	$ 3,004,235
Akamai Technologies, Inc.(1)	3,057	245,538
Amdocs, Ltd.	1,312	104,239
Automatic Data Processing, Inc.	5,569	1,259,652
Block, Inc., Class A(1)	9,662	531,313
Broadridge Financial Solutions, Inc.	1,985	286,475
Cognizant Technology Solutions Corp., Class A	4,839	277,952
Concentrix Corp.	765	85,397
EPAM Systems, Inc.(1)	1,069	387,181
Euronet Worldwide, Inc.(1)	1,155	87,503
ExlService Holdings, Inc.(1)	590	86,942
Fidelity National Information Services, Inc.	11,258	850,767
Fiserv, Inc.(1)	11,266	1,054,160
Gartner, Inc.(1)	1,379	381,556
Genpact, Ltd.	1,938	84,826
International Business Machines Corp.	901	107,048
Jack Henry & Associates, Inc.	1,417	258,277
Mastercard, Inc., Class A	15,718	4,469,256
Okta, Inc.(1)	2,859	162,591
Paychex, Inc.	4,667	523,684
PayPal Holdings, Inc.(1)	21,143	1,819,778
SS&C Technologies Holdings, Inc.	3,239	154,662
Switch, Inc., Class A	3,609	121,587
Twilio, Inc., Class A(1)	3,329	230,167
VeriSign, Inc.(1)	1,696	294,595
Visa, Inc., Class A	29,477	5,236,589
WEX, Inc.(1)	971	123,259
		$ 22,229,229
Leisure Products — 0.0%(3)
Brunswick Corp.	200	$ 13,090
Hasbro, Inc.	1,329	89,601
Mattel, Inc.(1)	357	6,762
		$ 109,453
Life Sciences Tools & Services — 3.6%
10X Genomics, Inc., Class A(1)	2,310	$ 65,789
Agilent Technologies, Inc.	6,516	792,020
Avantor, Inc.(1)	14,927	292,569
Azenta, Inc.	1,247	53,446
Bio-Rad Laboratories, Inc., Class A(1)	504	210,238
Bio-Techne Corp.	825	234,300
Bruker Corp.	2,462	130,634
Charles River Laboratories International, Inc.(1)	1,146	225,533
Danaher Corp.	12,778	3,300,430
Illumina, Inc.(1)	3,316	632,660

11
See Notes to Financial Statements.

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2022
Schedule of Investments — continued

Security	Shares	Value
Life Sciences Tools & Services (continued)
IQVIA Holdings, Inc.(1)	4,049	$ 733,436
Medpace Holdings, Inc.(1)	574	90,215
Mettler-Toledo International, Inc.(1)	496	537,723
PerkinElmer, Inc.	2,579	310,331
Repligen Corp.(1)	1,210	226,403
Syneos Health, Inc.(1)	2,107	99,345
Thermo Fisher Scientific, Inc.	7,435	3,770,958
Waters Corp.(1)	1,251	337,182
West Pharmaceutical Services, Inc.	1,673	411,692
		$ 12,454,904
Machinery — 2.0%
Caterpillar, Inc.	3,774	$ 619,238
Chart Industries, Inc.(1)(2)	832	153,379
Cummins, Inc.	440	89,544
Deere & Co.	4,070	1,358,932
Donaldson Co., Inc.	1,543	75,622
Dover Corp.	1,898	221,269
Evoqua Water Technologies Corp.(1)	2,858	94,514
Flowserve Corp.	1,096	26,633
Fortive Corp.	3,939	229,644
Graco, Inc.	4,359	261,322
IDEX Corp.	1,515	302,773
Illinois Tool Works, Inc.	5,952	1,075,229
Ingersoll Rand, Inc.	2,215	95,821
ITT, Inc.	1,026	67,039
Lincoln Electric Holdings, Inc.	1,056	132,760
Middleby Corp. (The)(1)	857	109,842
Nordson Corp.	1,190	252,601
Otis Worldwide Corp.	10,375	661,925
Parker-Hannifin Corp.	1,761	426,708
Pentair PLC	1,874	76,141
Snap-on, Inc.	284	57,183
Toro Co. (The)	2,775	239,982
Watts Water Technologies, Inc., Class A	407	51,172
Westinghouse Air Brake Technologies Corp.	1,234	100,386
Xylem, Inc.	1,772	154,802
		$ 6,934,461
Media — 0.4%
Cable One, Inc.	57	$ 48,624
Charter Communications, Inc., Class A(1)	1,642	498,101
Liberty Broadband Corp., Class C(1)	2,475	182,655
New York Times Co. (The), Class A	2,068	59,455
Sirius XM Holdings, Inc.	11,536	65,870
Security	Shares	Value
Media (continued)
Trade Desk, Inc. (The), Class A(1)	8,092	$ 483,497
		$ 1,338,202
Multiline Retail — 0.3%
Dillard's, Inc., Class A	100	$ 27,276
Dollar General Corp.	3,256	780,984
Target Corp.	1,830	271,554
		$ 1,079,814
Multi-Utilities — 0.2%
Ameren Corp.	250	$ 20,138
Sempra Energy	4,532	679,528
		$ 699,666
Oil, Gas & Consumable Fuels — 0.0%(3)
New Fortress Energy, Inc.	1,729	$ 75,575
		$ 75,575
Paper & Forest Products — 0.0%(3)
Louisiana-Pacific Corp.	1,281	$ 65,574
		$ 65,574
Personal Products — 0.3%
Coty, Inc., Class A(1)	3,419	$ 21,608
Estee Lauder Cos., Inc. (The), Class A	4,050	874,395
Olaplex Holdings, Inc.(1)	1,500	14,325
		$ 910,328
Pharmaceuticals — 4.5%
Bristol-Myers Squibb Co.	43,540	$ 3,095,259
Catalent, Inc.(1)	3,532	255,575
Elanco Animal Health, Inc.(1)	1,270	15,761
Eli Lilly & Co.	14,839	4,798,191
Jazz Pharmaceuticals PLC(1)	1,420	189,272
Merck & Co., Inc.	29,297	2,523,058
Organon & Co.	2,915	68,211
Pfizer, Inc.	64,449	2,820,288
Royalty Pharma PLC, Class A	7,680	308,582
Zoetis, Inc.	10,301	1,527,535
		$ 15,601,732
Professional Services — 0.6%
Booz Allen Hamilton Holding Corp.	1,810	$ 167,154
CoStar Group, Inc.(1)	7,891	549,608
Dun & Bradstreet Holdings, Inc.	644	7,979
Equifax, Inc.	2,291	392,746

12
See Notes to Financial Statements.

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2022
Schedule of Investments — continued

Security	Shares	Value
Professional Services (continued)
Exponent, Inc.	884	$ 77,500
FTI Consulting, Inc.(1)	538	89,152
Robert Half International, Inc.	1,762	134,793
TransUnion	3,727	221,719
TriNet Group, Inc.(1)	407	28,987
Verisk Analytics, Inc.	2,894	493,514
		$ 2,163,152
Real Estate Management & Development — 0.1%
CBRE Group, Inc., Class A(1)	2,071	$ 139,813
Zillow Group, Inc., Class C(1)(2)	3,639	104,112
		$ 243,925
Road & Rail — 0.8%
Avis Budget Group, Inc.(1)	117	$ 17,370
J.B. Hunt Transport Services, Inc.	1,386	216,798
Landstar System, Inc.	515	74,351
Norfolk Southern Corp.	1,740	364,791
Old Dominion Freight Line, Inc.	1,731	430,621
Saia, Inc.(1)	426	80,940
Union Pacific Corp.	7,498	1,460,760
		$ 2,645,631
Semiconductors & Semiconductor Equipment — 7.0%
Advanced Micro Devices, Inc.(1)	30,060	$ 1,904,602
Allegro MicroSystems, Inc.(1)	662	14,465
Analog Devices, Inc.	9,438	1,315,091
Applied Materials, Inc.	15,792	1,293,839
Broadcom, Inc.	7,294	3,238,609
Cirrus Logic, Inc.(1)	1,246	85,725
Enphase Energy, Inc.(1)	2,308	640,401
Entegris, Inc.	2,984	247,732
First Solar, Inc.(1)	30	3,968
GlobalFoundries, Inc.(1)(2)	500	24,175
KLA Corp.	2,608	789,259
Lam Research Corp.	2,563	938,058
Lattice Semiconductor Corp.(1)	2,826	139,067
Marvell Technology, Inc.	13,067	560,705
Microchip Technology, Inc.	9,929	605,967
Micron Technology, Inc.	732	36,673
MKS Instruments, Inc.	455	37,601
Monolithic Power Systems, Inc.	857	311,434
NVIDIA Corp.	43,139	5,236,643
ON Semiconductor Corp.(1)	7,835	488,355
Power Integrations, Inc.	1,263	81,236
Qorvo, Inc.(1)	1,752	139,126
Security	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
QUALCOMM, Inc.	20,840	$ 2,354,503
Semtech Corp.(1)	1,056	31,057
Silicon Laboratories, Inc.(1)	663	81,841
Skyworks Solutions, Inc.	3,096	263,996
SolarEdge Technologies, Inc.(1)	1,041	240,950
Synaptics, Inc.(1)	675	66,832
Teradyne, Inc.	3,089	232,138
Texas Instruments, Inc.	16,808	2,601,542
Universal Display Corp.	740	69,819
		$ 24,075,409
Software — 14.2%
Adobe, Inc.(1)	8,559	$ 2,355,437
Altair Engineering, Inc., Class A(1)	850	37,587
ANSYS, Inc.(1)	1,644	364,475
AppLovin Corp., Class A(1)(2)	2,467	48,082
Aspen Technology, Inc.(1)	603	143,635
Autodesk, Inc.(1)	3,955	738,794
Avalara, Inc.(1)	612	56,182
Bill.com Holdings, Inc.(1)	1,089	144,151
Black Knight, Inc.(1)	1,619	104,798
Blackline, Inc.(1)	887	53,131
Cadence Design Systems, Inc.(1)	5,132	838,723
Citrix Systems, Inc.	2,535	263,640
Clear Secure, Inc., Class A(1)(2)	1,000	22,860
Coupa Software, Inc.(1)	1,369	80,497
CrowdStrike Holdings, Inc., Class A(1)	3,791	624,795
Datadog, Inc., Class A(1)	4,690	416,378
DocuSign, Inc.(1)	3,812	203,828
Dolby Laboratories, Inc., Class A	609	39,676
Dropbox, Inc., Class A(1)	4,301	89,117
Dynatrace, Inc.(1)	3,295	114,699
Elastic NV(1)	493	35,368
Fair Isaac Corp.(1)	532	219,189
Five9, Inc.(1)	1,549	116,144
Guidewire Software, Inc.(1)	1,248	76,852
HubSpot, Inc.(1)	856	231,223
Informatica, Inc., Class A(1)	1,000	20,070
Intuit, Inc.	5,098	1,974,557
Manhattan Associates, Inc.(1)	1,057	140,613
Microsoft Corp.	120,558	28,077,958
NCR Corp.(1)	3,131	59,520
NortonLifeLock, Inc.	10,904	219,606
Oracle Corp.	28,306	1,728,647
Palo Alto Networks, Inc.(1)	5,454	893,311
Paycom Software, Inc.(1)	955	315,140
Paycor HCM, Inc.(1)	1,000	29,560

13
See Notes to Financial Statements.

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2022
Schedule of Investments — continued

Security	Shares	Value
Software (continued)
Paylocity Holding Corp.(1)	697	$ 168,381
PTC, Inc.(1)	2,046	214,011
Qualys, Inc.(1)	765	106,633
Rapid7, Inc.(1)	970	41,613
RingCentral, Inc., Class A(1)	2,076	82,957
Roper Technologies, Inc.	1,645	591,608
Salesforce, Inc.(1)	17,901	2,574,880
ServiceNow, Inc.(1)	3,706	1,399,423
Smartsheet, Inc., Class A(1)	2,003	68,823
Splunk, Inc.(1)	513	38,578
Synopsys, Inc.(1)	2,880	879,869
Tenable Holdings, Inc.(1)	2,200	76,560
Tyler Technologies, Inc.(1)	788	273,830
VMware, Inc., Class A	4,060	432,227
Workday, Inc., Class A(1)	3,825	582,241
Zendesk, Inc.(1)	2,360	179,596
Zoom Video Communications, Inc., Class A(1)	3,832	281,997
Zscaler, Inc.(1)	1,645	270,389
		$ 49,141,859
Specialty Retail — 3.2%
Advance Auto Parts, Inc.	320	$ 50,029
AutoZone, Inc.(1)	351	751,817
Burlington Stores, Inc.(1)	837	93,652
Carvana Co.(1)(2)	2,357	47,847
Five Below, Inc.(1)	1,054	145,104
Floor & Decor Holdings, Inc., Class A(1)	1,963	137,920
GameStop Corp., Class A(1)	592	14,877
Home Depot, Inc. (The)	18,050	4,980,717
Lowe's Cos., Inc.	10,853	2,038,302
O'Reilly Automotive, Inc.(1)	1,096	770,872
RH (1)	379	93,260
Ross Stores, Inc.	3,633	306,153
TJX Cos., Inc. (The)	13,756	854,523
Tractor Supply Co.	1,909	354,845
Ulta Beauty, Inc.(1)	882	353,850
Williams-Sonoma, Inc.	741	87,327
		$ 11,081,095
Technology Hardware, Storage & Peripherals — 10.6%
Apple, Inc.	262,898	$ 36,332,504
NetApp, Inc.	1,862	115,165
Pure Storage, Inc., Class A(1)	3,920	107,290
Seagate Technology Holdings PLC	1,512	80,484
Western Digital Corp.(1)	726	23,631
		$ 36,659,074
Security	Shares	Value
Textiles, Apparel & Luxury Goods — 0.7%
Columbia Sportswear Co.	88	$ 5,922
Deckers Outdoor Corp.(1)	486	151,929
lululemon Athletica, Inc.(1)	2,020	564,711
NIKE, Inc., Class B	22,004	1,828,973
Tapestry, Inc.	708	20,128
Under Armour, Inc., Class A(1)	1,854	12,329
		$ 2,583,992
Trading Companies & Distributors — 0.4%
Air Lease Corp.	1,000	$ 31,010
Beacon Roofing Supply, Inc.(1)	500	27,360
Core & Main, Inc., Class A(1)	1,000	22,740
Fastenal Co.	10,514	484,064
SiteOne Landscape Supply, Inc.(1)	671	69,878
United Rentals, Inc.(1)	1,058	285,787
W.W. Grainger, Inc.	757	370,317
		$ 1,291,156
Water Utilities — 0.1%
American Water Works Co., Inc.	905	$ 117,794
Essential Utilities, Inc.	1,813	75,022
		$ 192,816
Wireless Telecommunication Services — 0.3%
T-Mobile US, Inc.(1)	7,151	$ 959,450
		$ 959,450
Total Common Stocks (identified cost $312,828,430)		$345,058,679

14
See Notes to Financial Statements.

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2022
Schedule of Investments — continued

Short-Term Investments — 0.4%
Affiliated Fund — 0.3%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 2.80%(4)	1,086,317	$ 1,086,317
Total Affiliated Fund (identified cost $1,086,317)		$ 1,086,317
Securities Lending Collateral — 0.1%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 3.07%(5)	271,675	$ 271,675
Total Securities Lending Collateral (identified cost $271,675)		$ 271,675
Total Short-Term Investments (identified cost $1,357,992)		$ 1,357,992
Total Investments — 100.1% (identified cost $314,186,422)		$346,416,671
Other Assets, Less Liabilities — (0.1)%		$ (400,282)
Net Assets — 100.0%		$ 346,016,389

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Non-income producing security.
(2)	All or a portion of this security was on loan at September 30, 2022. The aggregate market value of securities on loan at September 30, 2022 was $1,113,344.
(3)	Amount is less than 0.05%.
(4)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of September 30, 2022.
(5)	Represents investment of cash collateral received in connection with securities lending.
15
See Notes to Financial Statements.

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2022
Statement of Assets and Liabilities

September 30, 2022
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $313,100,105) - including $1,113,344 of securities on loan	$ 345,330,354
Investments in securities of affiliated issuers, at value (identified cost $1,086,317)	1,086,317
Receivable for capital shares sold	1,144,943
Dividends receivable	131,596
Dividends receivable - affiliated	1,497
Securities lending income receivable	849
Receivable from affiliate	137,574
Directors' deferred compensation plan	40,248
Total assets	$347,873,378
Liabilities
Payable for investments purchased	$ 1,332,013
Payable for capital shares redeemed	16,816
Deposits for securities loaned	271,675
Payable to affiliates:
Investment advisory fee	36,504
Administrative fee	36,628
Distribution and service fees	10,445
Sub-transfer agency fee	4,370
Directors' deferred compensation plan	40,248
Accrued expenses	108,290
Total liabilities	$ 1,856,989
Net Assets	$346,016,389
Sources of Net Assets
Paid-in capital	$ 324,943,971
Distributable earnings	21,072,418
Net Assets	$346,016,389
Class A Shares
Net Assets	$ 47,247,605
Shares Outstanding	1,237,515
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 38.18
Maximum Offering Price Per Share (100 ÷ 95.25 of net asset value per share)	$ 40.08
Class I Shares
Net Assets	$ 297,904,705
Shares Outstanding	7,728,240
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 38.55
16
See Notes to Financial Statements.

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2022
Statement of Assets and Liabilities — continued

September 30, 2022
Class R6 Shares
Net Assets	$ 864,079
Shares Outstanding	22,415
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 38.55

On sales of $50,000 or more, the offering price of Class A shares is reduced.
17
See Notes to Financial Statements.

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2022
Statement of Operations

Year Ended
September 30, 2022
Investment Income
Dividend income (net of foreign taxes withheld of $303)	$ 2,598,006
Dividend income - affiliated issuers	12,171
Interest income	297
Securities lending income, net	9,325
Total investment income	$ 2,619,799
Expenses
Investment advisory fee	$ 370,761
Administrative fee	370,761
Distribution and service fees:
Class A	135,478
Directors' fees and expenses	14,014
Custodian fees	9,639
Transfer agency fees and expenses	247,871
Accounting fees	70,798
Professional fees	37,384
Registration fees	79,217
Reports to shareholders	16,470
Miscellaneous	17,507
Total expenses	$ 1,369,900
Waiver and/or reimbursement of expenses by affiliate	$ (493,453)
Net expenses	$ 876,447
Net investment income	$ 1,743,352
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ (10,497,455)
Investment securities - affiliated issuers	(102)
Net realized loss	$(10,497,557)
Change in unrealized appreciation (depreciation):
Investment securities	$ (65,483,181)
Investment securities - affiliated issuers	(56)
Net change in unrealized appreciation (depreciation)	$(65,483,237)
Net realized and unrealized loss	$(75,980,794)
Net decrease in net assets from operations	$(74,237,442)
18
See Notes to Financial Statements.

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2022
Statements of Changes in Net Assets

	Year Ended September 30,
	2022	2021
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 1,743,352	$ 1,051,412
Net realized gain (loss)	(10,497,557)	4,403,237
Net change in unrealized appreciation (depreciation)	(65,483,237)	39,140,338
Net increase (decrease) in net assets from operations	$ (74,237,442)	$ 44,594,987
Distributions to shareholders:
Class A	$ (970,439)	$ (540,452)
Class I	(4,433,200)	(2,398,807)
Total distributions to shareholders	$ (5,403,639)	$ (2,939,259)
Capital share transactions:
Class A	$ 10,436,610	$ 13,625,518
Class I	153,430,921	64,222,299
Class R6(1)	962,024	—
Net increase in net assets from capital share transactions	$164,829,555	$ 77,847,817
Net increase in net assets	$ 85,188,474	$119,503,545
Net Assets
At beginning of year	$ 260,827,915	$ 141,324,370
At end of year	$346,016,389	$260,827,915

(1)	For the period from the commencement of operations, February 1, 2022, to September 30, 2022.
19
See Notes to Financial Statements.

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2022
Financial Highlights

	Class A
	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 49.71	$ 39.77	$ 29.65	$ 29.83	$ 24.35
Income (Loss) From Operations
Net investment income(1)	$ 0.16	$ 0.15	$ 0.19	$ 0.20	$ 0.17
Net realized and unrealized gain (loss)	(10.79)	10.49	10.39	0.96	5.84
Total income (loss) from operations	$ (10.63)	$ 10.64	$ 10.58	$ 1.16	$ 6.01
Less Distributions
From net investment income	$ (0.11)	$ (0.15)	$ (0.17)	$ (0.20)	$ (0.19)
From net realized gain	(0.79)	(0.55)	(0.29)	(1.14)	(0.34)
Total distributions	$ (0.90)	$ (0.70)	$ (0.46)	$ (1.34)	$ (0.53)
Net asset value — End of year	$ 38.18	$ 49.71	$ 39.77	$ 29.65	$ 29.83
Total Return(2)	(21.87)%	27.06%	36.14%	4.51%	25.03%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$47,248	$50,963	$29,021	$16,361	$14,036
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.65%	0.66%	0.67%	0.77%	0.82%
Net expenses	0.49% (4)	0.49%	0.49%	0.51%	0.57%
Net investment income	0.35%	0.32%	0.56%	0.72%	0.63%
Portfolio Turnover	19%	25%	53%	34%	54%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended September 30, 2022).
20
See Notes to Financial Statements.

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2022
Financial Highlights — continued

	Class I
	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 50.15	$ 40.08	$ 29.88	$ 30.02	$ 24.45
Income (Loss) From Operations
Net investment income(1)	$ 0.28	$ 0.27	$ 0.27	$ 0.28	$ 0.26
Net realized and unrealized gain (loss)	(10.87)	10.57	10.46	0.97	5.87
Total income (loss) from operations	$ (10.59)	$ 10.84	$ 10.73	$ 1.25	$ 6.13
Less Distributions
From net investment income	$ (0.22)	$ (0.22)	$ (0.24)	$ (0.25)	$ (0.22)
From net realized gain	(0.79)	(0.55)	(0.29)	(1.14)	(0.34)
Total distributions	$ (1.01)	$ (0.77)	$ (0.53)	$ (1.39)	$ (0.56)
Net asset value — End of year	$ 38.55	$ 50.15	$ 40.08	$ 29.88	$ 30.02
Total Return(2)	(21.66)%	27.40%	36.42%	4.82%	25.46%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$297,905	$209,865	$112,304	$74,948	$60,367
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.40%	0.41%	0.42%	0.52%	0.58%
Net expenses	0.24% (4)	0.24%	0.24%	0.24%	0.22%
Net investment income	0.61%	0.57%	0.81%	1.00%	0.98%
Portfolio Turnover	19%	25%	53%	34%	54%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended September 30, 2022).
21
See Notes to Financial Statements.

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2022
Financial Highlights — continued

Class R6
Period Ended September 30,
2022 (1)
Net asset value — Beginning of period	$ 50.25
Income (Loss) From Operations
Net investment income(2)	$ 0.19
Net realized and unrealized loss	(11.89)
Total loss from operations	$(11.70)
Net asset value — End of period	$ 38.55
Total Return(3)	(23.28)% (4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$ 864
Ratios (as a percentage of average daily net assets):(5)
Total expenses	0.40% (6)
Net expenses	0.21% (6)(7)
Net investment income	0.68% (6)
Portfolio Turnover	19% (4)(8)

(1)	For the period from the commencement of operations, February 1, 2022, to September 30, 2022.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Not annualized.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Annualized.
(7)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the period ended September 30, 2022).
(8)	For the year ended September 30, 2022.
22
See Notes to Financial Statements.

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2022
Notes to Financial Statements

1  Significant Accounting Policies
Calvert US Large-Cap Growth Responsible Index Fund (the Fund) is a diversified series of Calvert Responsible Index Series, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek to track the performance of the Calvert US Large-Cap Growth Responsible Index, which measures the investment return of large-capitalization stocks.
The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.25% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class I and Class R6 shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy.
Other Securities. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day and are categorized as Level 1 in the hierarchy.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, which became effective September 8, 2022, the Board has designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
23

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2022
Notes to Financial Statements — continued

The following table summarizes the market value of the Fund's holdings as of September 30, 2022, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks	$ 345,058,679(1)	$ —	$ —	$ 345,058,679
Short-Term Investments:
Affiliated Fund	1,086,317	—	—	1,086,317
Securities Lending Collateral	271,675	—	—	271,675
Total Investments	$346,416,671	$ —	$ —	$346,416,671

(1)	The level classification by major category of investments is the same as the category presentation in the Schedule of Investments.
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund's understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income is accrued as earned.
C  Share Class Accounting— Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Expenses arising in connection with a specific class are charged directly to that class. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer agency fees and expenses on the Statement of Operations, are not allocated to Class R6 shares.
D  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. Distributions from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
E  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F   Indemnifications— The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
G  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
2  Related Party Transactions
The investment advisory fee is earned by Calvert Research and Management (CRM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment advisory fee is computed at the annual rate of 0.12% of the Fund’s average daily net assets and is payable monthly. For the year ended September 30, 2022, the investment advisory fee amounted to $370,761.
Effective April 26, 2022, the Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment advisory fee paid by the Fund is reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended September 30, 2022, the investment advisory fee paid was reduced by $1,268 relating to the Fund’s investment in the Liquidity Fund. Prior to April 26, 2022, the Fund may have invested its cash in Calvert Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by CRM. CRM did not receive a fee for advisory services provided to Cash Reserves Fund.
24

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2022
Notes to Financial Statements — continued

CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.49%, 0.24% and 0.21% for Class A, Class I and Class R6, respectively, of such class’s average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after January 31, 2023. For the year ended September 30, 2022, CRM waived or reimbursed expenses of $492,185.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to  Class A, Class I and Class R6 and is payable monthly. For the year ended September 30, 2022, CRM was paid administrative fees of $370,761.
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2022 amounted to $135,478 for Class A shares.
The Fund was informed that EVD received $22,422 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2022. The Fund was also informed that EVD received less than $100 of contingent deferred sales charges paid by Class A shareholders for the same period.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2022, sub-transfer agency fees and expenses incurred to EVM amounted to $13,699 and are included in transfer agency fees and expenses on the Statement of Operations.
During the year ended September 30, 2022, CRM agreed to reimburse the Fund $47,396 for a net realized loss due to a trading error in the period. The reimbursement is included in Receivable from affiliate on the Statement of Assets and Liabilities. The impact of the reimbursement had no significant impact on total return for each class.
Each Director of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $214,000 ($154,000 prior to January 1, 2022), plus an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee. The Board chair receives an additional $30,000 annual fee, Committee chairs receive an additional $6,000 annual fee and the special equities liaison receives an additional $2,500 annual fee. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM.
3  Investment Activity
During the year ended September 30, 2022, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $220,171,836 and $58,163,191, respectively.
4  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended September 30, 2022 and September 30, 2021 was as follows:
	Year Ended September 30,
	2022	2021
Ordinary income	$3,029,416	$1,293,558
Long-term capital gains	$2,374,223	$1,645,701
During the year ended September 30, 2022, distributable earnings was decreased by $151,407 and paid-in capital was increased by $151,407 due to the Fund's use of equalization accounting and differences between book and tax accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains.
These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of September 30, 2022, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
25

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2022
Notes to Financial Statements — continued

Undistributed ordinary income	$ 1,292,165
Deferred capital losses	(2,788,621)
Net unrealized appreciation	22,568,874
Distributable earnings	$21,072,418
At September 30, 2022, the Fund, for federal income tax purposes, had deferred capital losses of $2,788,621 which would reduce the Fund's taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund's next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at September 30, 2022, $2,649,218 are short-term and $139,403 are long-term.
The cost and unrealized appreciation (depreciation) of investments of the Fund at September 30, 2022, as determined on a federal income tax basis, were as follows:
Aggregate cost	$323,847,797
Gross unrealized appreciation	$ 39,904,640
Gross unrealized depreciation	(17,335,766)
Net unrealized appreciation	$ 22,568,874
5  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2022, the total value of securities on loan was $1,113,344 and the total value of collateral received was $1,164,992, comprised of cash of $271,675 and U.S. government and/or agencies securities of $893,317.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2022.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Common Stocks	$271,675	$ —	$ —	$ —	$271,675
The carrying amount of the liability for deposits for securities loaned at September 30, 2022 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2022.
26

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2022
Notes to Financial Statements — continued

6  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit with a group of banks, which is in effect through October 25, 2022. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2021, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings outstanding pursuant to its line of credit at September 30, 2022. The Fund did not have any significant borrowings or allocated fees during the year ended September 30, 2022. Effective October 25, 2022, the Fund renewed its line of credit agreement, which expires October 24, 2023. In connection with the renewal, the borrowing limit was decreased to $725 million.
7  Affiliated Funds
At September 30, 2022, the value of the Fund’s investment in affiliated funds was $1,086,317, which represents 0.3% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended September 30, 2022 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units/Shares, end of period
Short-Term Investments
Cash Reserves Fund	$556,919	$ 38,770,756	$ (39,327,517)	$ (102)	$ (56)	$ —	$ 363	—
Liquidity Fund	—	110,478,452	(109,392,135)	—	—	1,086,317	11,808	1,086,317
Total				$(102)	$ (56)	$1,086,317	$12,171
8  Capital Shares
The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 75,000,000 common shares, $0.01 par value, for each Class.
Transactions in capital shares for the years ended September 30, 2022 and September 30, 2021 were as follows:
	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Amount	Shares	Amount
Class A
Shares sold	391,567	$ 18,624,018	459,928	$ 21,081,845
Reinvestment of distributions	18,125	947,927	12,185	516,884
Shares redeemed	(197,409)	(9,135,335)	(176,621)	(7,973,211)
Net increase	212,283	$ 10,436,610	295,492	$ 13,625,518
Class I
Shares sold	4,412,350	$ 193,442,806	2,108,850	$ 97,474,428
Reinvestment of distributions	83,068	4,376,828	55,026	2,350,142
Shares redeemed	(951,510)	(44,388,713)	(781,346)	(35,602,271)
Net increase	3,543,908	$153,430,921	1,382,530	$ 64,222,299
27

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2022
Notes to Financial Statements — continued

	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Amount	Shares	Amount
Class R6(1)
Shares sold	22,493	$ 965,202	—	$ —
Shares redeemed	(78)	(3,178)	—	—
Net increase	22,415	$ 962,024	—	$ —

(1)	For the period from the commencement of operations, February 1, 2022, to September 30, 2022.
28

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2022
Notes to Financial Statements — continued

9  Risks and Uncertainties
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and industries, and could continue to affect the market in significant and unforeseen ways. Other epidemics and pandemics that may arise in the future may have similar effects. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.
29

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2022
Report of Independent Registered Public Accounting Firm

To the Board of Directors of Calvert Responsible Index Series, Inc. and Shareholders of Calvert US Large-Cap Growth Responsible Index Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Calvert US Large-Cap Growth Responsible Index Fund (the "Fund") (one of the funds constituting Calvert Responsible Index Series, Inc.), including the schedule of investments, as of September 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the years ended September 30, 2020, 2019, and 2018 were audited by other auditors whose report, dated November 20, 2020, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 22, 2022
We have served as the auditor of one or more Calvert investment companies since 2021.
30

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2022
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2023 will show the tax status of all distributions paid to your account in calendar year 2022. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.
Qualified Dividend Income. For the fiscal year ended September 30, 2022, the Fund designates approximately $2,586,195, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2022 ordinary income dividends, 54.23% qualifies for the corporate dividends received deduction.
31

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2022
Board of Directors' Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended, provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of directors, including by a vote of a majority of the directors who are not “interested persons” of the fund (“Independent Directors”), cast in person at a meeting called for the purpose of considering such approval.
At a video conference meeting of the Boards of Trustees/Directors (each a “Board”) of the registered investment companies advised by Calvert Research and Management (“CRM” or the “Adviser”) (the “Calvert Funds”) held on June 14, 2022, the Board, including a majority of the Independent Directors, voted to approve continuation of existing investment advisory and investment sub-advisory agreements for the Calvert Funds for an additional one-year period. The meeting was held by video conference due to circumstances related to current or potential effects of COVID-19 pursuant to temporary exemptive relief issued by the Securities and Exchange Commission.
In evaluating the investment advisory and investment sub-advisory agreements for the Calvert Funds, the Board considered a variety of information relating to the Calvert Funds and various service providers, including the Adviser. The Independent Directors reviewed a report prepared by the Adviser regarding various services provided to the Calvert Funds by the Adviser and its affiliates. Such report included, among other data, information regarding the Adviser’s personnel and the Adviser’s revenue and cost of providing services to the Calvert Funds, and a separate report prepared by an independent data provider, which compared each fund’s investment performance, fees and expenses to those of comparable funds as identified by such independent data provider (“comparable funds”).
The Independent Directors were separately represented by independent legal counsel with respect to their consideration of the continuation of the investment advisory and investment sub-advisory agreements for the Calvert Funds. Prior to voting, the Independent Directors reviewed the proposed continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements with management and also met in private sessions with their counsel at which time no representatives of management were present.
The information that the Board considered included, among other things, the following (for funds that invest through one or more affiliated underlying fund(s), references to “each fund” in this section may include information that was considered at the underlying fund-level):
Information about Fees, Performance and Expenses
•	A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;
•	A report from an independent data provider comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to benchmark indices;
•	For each fund, comparative information concerning the fees charged and the services provided by the Adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for the Adviser with respect to each fund;
Information about Portfolio Management and Trading
•	Descriptions of the investment management services provided to each fund, including investment strategies and processes it employs;
•	Information about the Adviser’s policies and practices with respect to trading, including the Adviser’s processes for monitoring best execution of portfolio transactions;
•	Information about the allocation of brokerage transactions and the benefits received by the Adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
Information about the Adviser
•	Reports detailing the financial results and condition of CRM;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;
•	A description of CRM’s procedures for overseeing sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
32

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2022
Board of Directors' Contract Approval — continued

Other Relevant Information
•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by CRM and its affiliates; and
•	The terms of each investment advisory agreement.
Over the course of the year, the Board and its committees held regular quarterly meetings. During these meetings, the Directors participated in investment and performance reviews with the portfolio managers and other investment professionals of the Adviser relating to each fund, and considered various investment and trading strategies used in pursuing each fund’s investment objective(s), such as the use of derivative instruments, as well as risk management techniques. The Board and its committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, corporate governance and other issues with respect to the funds, and received and participated in reports and presentations provided by CRM and its affiliates with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Directors held regular video conferences in between meetings to discuss, among other topics, matters relating to the continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements.
For funds that invest through one or more affiliated underlying funds, the Board considered similar information about the underlying fund(s) when considering the approval of investment advisory agreements. In addition, in cases where the Adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any investment sub-advisory agreement.
The Independent Directors were assisted throughout the contract review process by their independent legal counsel. The Independent Directors relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and investment sub-advisory agreement and the weight to be given to each such factor. The Board, including the Independent Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board, including the Independent Directors, concluded that the continuation of the investment advisory agreement of Calvert US Large-Cap Growth Responsible Index Fund (the “Fund”), including the fee payable under the agreement, is in the best interests of the Fund’s shareholders. Accordingly, the Board, including a majority of the Independent Directors, voted to approve the continuation of the investment advisory agreement of the Fund.
Nature, Extent and Quality of Services
In considering the nature, extent and quality of the services provided by the Adviser under the investment advisory agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel, including, among other information, biographical information on the Adviser’s investment personnel and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Adviser as well as the Board’s familiarity with management through Board meetings, discussions and other reports. The Board considered the Adviser’s management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Adviser’s compliance with applicable policies and procedures, including those related to personal investing. The Board took into account, among other items, periodic reports received from the Adviser over the past year concerning the Adviser’s ongoing review and enhancement of certain processes, policies and procedures of the Calvert Funds and the Adviser. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Adviser under the investment advisory agreement.
Fund Performance
In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. The Board compared the Fund’s investment performance to that of the Fund’s peer universe and the index it is designed to track. The Board’s review included comparative performance data for the one-, three- and five-year periods ended December 31, 2021. This performance data indicated that the Fund had outperformed the median of the Fund’s peer universe for the one-, three- and five-year periods ended December 31, 2021, while it had underperformed the index it is designed to track for the one-, three- and five-year periods ended December 31, 2021. Based upon its review, the Board concluded that the Fund’s performance was satisfactory relative to the performance of its peer universe and the index it is designed to track.
Management Fees and Expenses
In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with those of comparable funds in its expense universe. Among other findings, the data indicated that the Fund’s advisory and administrative fees (after taking into account waivers and/or reimbursements) (referred to collectively as “management fees”) and the Fund’s total expenses (net of waivers and/or reimbursements) were each below the respective median of the Fund’s expense universe. The Board took into account the Adviser’s current undertaking to maintain expense limitations for the Fund and that the Adviser was waiving and/or reimbursing a portion of the Fund’s expenses. Based upon its review, the Board concluded that the management fees were reasonable in view of the nature, extent and quality of services provided by the Adviser.
33

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2022
Board of Directors' Contract Approval — continued

Profitability and Other “Fall-Out” Benefits
The Board reviewed the Adviser’s profitability in regard to the Fund and the Calvert Funds in the aggregate. In reviewing the overall profitability of the Fund to the Adviser, the Board also considered the fact that the Adviser and its affiliates provided sub-transfer agency support, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included the profitability of the Fund to the Adviser and its affiliates without regard to any marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered that the Adviser and its affiliates derived benefits to their reputation and other indirect benefits from their relationships with the Fund. Based upon its review, the Board concluded that the Adviser’s and its affiliates’ level of profitability from their relationships with the Fund was reasonable.
Economies of Scale
The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time. The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.
34

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2022
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 14, 2022, the Committee provided a written report to the Fund’s Board of Trustees/ Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2021 through December 31, 2021 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
35

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2022
Management and Organization

Fund Management. The Directors of Calvert Responsible Index Series, Inc. (the Corporation) are responsible for the overall management and supervision of the affairs of the Corporation. The Board members and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund's current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Board member and the Chief Compliance Officer is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009 and the business address of the Secretary, Vice President and Chief Legal Officer and the Treasurer is Two International Place, Boston, Massachusetts 02110. As used below, “CRM” refers to Calvert Research and Management and “Eaton Vance” refers to Eaton Vance Management. Each Director oversees 42 funds in the Calvert fund complex. Effective March 1, 2021, each of Eaton Vance and CRM are indirect wholly-owned subsidiaries of Morgan Stanley. Each officer affiliated with CRM may hold a position with other CRM affiliates that is comparable to his or her position with CRM listed below.
Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Director
John H. Streur(1) 1960	Director and President	Since 2015	President and Chief Executive Officer of CRM (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc.
(January 2015 - December 2016); Chief Executive Officer of Calvert
Investment Distributors, Inc. (August 2015 - December 2016); Chief
Compliance Officer of Calvert Investment Management, Inc. (August 2015 -
April 2016); President and Director, Portfolio 21 Investments, Inc.
(through October 2014); President, Chief Executive Officer and
Director, Managers Investment Group LLC (through January 2012);
President and Director, The Managers Funds and Managers AMG
Funds (through January 2012).
Other Directorships. Portfolio 21 Investments, Inc. (asset management)
(through October 2014); Managers Investment Group LLC (asset management)
(through January 2012); The Managers Funds (asset management)
(through January 2012); Managers AMG Funds (asset management)
(through January 2012); Calvert Impact Capital, Inc.
Noninterested Directors
Richard L. Baird, Jr. 1948	Director	Since 2000	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
Other Directorships. None.
Alice Gresham Bullock 1950	Chair and Director	Since 2016	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
Other Directorships. None.
Cari M. Dominguez 1949	Director	Since 2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships. ManpowerGroup Inc. (workforce solutions company);
Triple S Management Corporation (managed care); National Association of Corporate Directors.
John G. Guffey, Jr. 1948	Director	Since 2000	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships. Calvert Impact Capital, Inc. (through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Director	Since 2005	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram) (November 1999 - September 2014).
Other Directorships. Bridgeway Funds (9) (asset management).
Joy V. Jones 1950	Director	Since 2000	Attorney. Other Directorships. Palm Management Corporation.
36

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2022
Management and Organization — continued

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Directors (continued)
Anthony A. Williams 1951	Director	Since 2016	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships. Freddie Mac; Evoq Properties/Meruelo Maddux
Properties, Inc. (real estate management); Weston Solutions, Inc.
(environmental services); Bipartisan Policy Center’s Debt Reduction Task Force;
Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization); The Howard Hughes Corporation (real estate development); Old Dominion National Bank.

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Directors
Hope L. Brown 1973	Chief Compliance Officer	Since 2014	Chief Compliance Officer of 42 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Deidre E. Walsh 1971	Secretary, Vice President and Chief Legal Officer	Since 2021	Vice President of CRM and officer of 42 registered investment companies advised by CRM (since 2021). Also Vice President of Eaton Vance and certain of its affiliates and officer of 136 registered investment companies advised or administered by Eaton Vance.
James F. Kirchner 1967	Treasurer	Since 2016	Vice President of CRM and officer of 42 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 136 registered investment companies advised or administered by Eaton Vance.

(1) Mr. Streur is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
37

Calvert Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■
investment experience and risk tolerance
■
checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com

38

Calvert Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■
buy securities from us or make a wire transfer
■
give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■
affiliates from using your information to market to you
■
sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
39

Calvert Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
40

Investment Adviser and Administrator
Calvert Research and Management
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24189     9.30.22

Calvert
US Mid-Cap Core Responsible Index Fund
Annual Report
September 30, 2022

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
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Annual Report September 30, 2022
Calvert
US Mid-Cap Core Responsible Index Fund

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2022
Management's Discussion of Fund Performance†

Economic and Market Conditions
The 12-month period starting October 1, 2021, was dominated by the ongoing effects of one black swan event — the COVID-19 pandemic — and new fallout from another — Russia’s unprovoked invasion of Ukraine.
In the opening months of the period, stock investors as well as consumers appeared to be taking a “glass is half full” approach. Despite the appearance of a new and more contagious COVID-19 variant, the highest inflation readings in nearly four decades, and the U.S. Federal Reserve’s (the Fed’s) announcement that it would begin tapering bond purchases that had supported economic growth, major U.S. equity indexes repeatedly closed at new all-time highs during the final quarter of 2021. As consumers rushed to spend money saved during the early months of the pandemic, Mastercard, Inc. reported its highest retail sales on record during the 2021 holiday season.
But as the new year began, investors appeared to reevaluate the twin threats of inflation and interest rate hikes, and stock performance turned negative. In February, Russia’s invasion of Ukraine sent shock waves through U.S. and global markets, exacerbating inflationary pressures on energy and food costs.
As the Fed’s outlook on inflation worsened from “transitory” to “persistent”, investors began to expect that the Fed would raise interest rates at every 2022 policy meeting and, in turn, worried that aggressive rate hikes could tip the U.S. economy into recession. At its June, July, and September meetings, the Fed hiked the federal funds rate 0.75% each time — its first moves of that magnitude since 1994. Higher interest rates, inflation, and recessionary worries drove stock prices down, with rate-sensitive technology stocks — which had been star performers early in the pandemic — suffering some of the worst declines.
For the period as a whole, the blue-chip Dow Jones Industrial Average returned -13.40%; the S&P 500, a broad measure of U.S. stocks, lost 15.47%; and the technology-laden Nasdaq Composite Index fell 26.25%.
Fund Performance
For the 12-month period ended September 30, 2022, Calvert US Mid-Cap Core Responsible Index Fund (the Fund) returned -21.17% for Class A shares at net asset value (NAV). The Fund underperformed its primary benchmark, the Russell Midcap® Index (the Russell Index), which returned -19.39%; and underperformed its secondary benchmark, the Calvert US Mid-Cap Core Responsible Index (the Calvert Index), which returned -20.96% during the period.
The Fund’s underperformance versus the Calvert Index was due primarily to Fund expenses and fees, which the Calvert Index does not incur.
Of the Fund’s 11 market sectors, only utilities, energy, and consumer staples delivered positive returns during a period notable for a widespread market downturn. The weakest-performing sectors were real estate, communication services, health care, and consumer discretionary.
The Fund’s underperformance versus the Russell Index was due in part to security selections and an underweight position in the energy sector. The combination of increased oil and gas demand from the reopening of the global economy and tightening supplies as a result of Russia’s invasion of Ukraine caused energy prices to soar, making energy the strongest performing sector in the Russell Index during the period. Within the sector, not owning Russell Index components and oil and gas exploration and production firms Occidental Petroleum Corp. and Devon Energy Corp., as well as Russell Index component and liquified natural gas producer Cheniere Energy, Inc., detracted from Fund returns relative to the Russell Index as their stock prices rose sharply during the period.
Security selections and an overweight position in the health care sector, along with security selections and an underweight position in the real estate sector, detracted from performance versus the Russell Index as well.
Within the health care sector, not owning Russell Index component McKesson Corp. (McKesson) ― a provider of pharmaceuticals as well as medical technology, supplies, and tools ― detracted from returns relative to the Russell Index. McKesson’s stock price rose during the period as its earnings moved from losses to profitability.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
2

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2022
Performance

Portfolio Manager(s) Thomas C. Seto of Calvert Research and Management
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	10/30/2015	10/30/2015	(21.17)%	6.71%	8.21%
Class A with 4.75% Maximum Sales Charge	—	—	(24.92)	5.68	7.45
Class I at NAV	10/30/2015	10/30/2015	(20.97)	7.01	8.54
Class R6 at NAV	02/01/2022	10/30/2015	(20.94)	7.02	8.54

Russell Midcap® Index	—	—	(19.39)%	6.48%	7.95%
Calvert US Mid-Cap Core Responsible Index	—	—	(20.96)	7.23	8.82

% Total Annual Operating Expense Ratios[3]	Class A	Class I	Class R6
Gross	0.68%	0.43%	0.39%
Net	0.49	0.24	0.20
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class I, at minimum investment	$1,000,000	10/30/2015	$1,763,185	N.A.
Class R6, at minimum investment	$5,000,000	10/30/2015	$8,818,840	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
3

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2022
Fund Profile

Sector Allocation (% of net assets)[1]
Top 10 Holdings (% of net assets)[1]
Biogen, Inc.	0.6%
Chipotle Mexican Grill, Inc.	0.6
Motorola Solutions, Inc.	0.6
Enphase Energy, Inc.	0.6
Agilent Technologies, Inc.	0.5
CrowdStrike Holdings, Inc., Class A	0.5
Johnson Controls International PLC	0.5
Trane Technologies PLC	0.5
Allstate Corp. (The)	0.5
MSCI, Inc.	0.5
Total	5.4%

Footnotes:
[1]	Excludes cash and cash equivalents.
4

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2022
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Russell Midcap® Index is an unmanaged index of U.S. mid-cap stocks. Calvert US Mid-Cap Core Responsible Index (the “Calvert Index”) is composed of common stocks of mid-sized companies that operate their businesses in a manner that is consistent with the Calvert Principles for Responsible Investment. Mid-size companies are the 1,000 largest publicly traded U.S. companies based on market capitalization, excluding real estate investment trusts, business development companies and approximately the 200 largest publicly traded U.S. companies. The Calvert Principles of Responsible Investment serve as a framework for considering environmental, social and governance factors that may affect investment performance. Stocks are weighted in the Calvert Index based on their float-adjusted market capitalization within the relevant sector, subject to certain prescribed limits. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance since inception for an index, if presented, is the performance since the Fund's or oldest share class's inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/23. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Additional Information
S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC ("S&P DJI") and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC ("Dow Jones"); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the "Corporations") and Nasdaq's third party licensors on an "as is" basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund.

5

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2022
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2022 to September 30, 2022).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (4/1/22)	Ending Account Value (9/30/22)	Expenses Paid During Period* (4/1/22 – 9/30/22)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$ 805.50	$2.22 **	0.49%
Class I	$1,000.00	$ 806.60	$1.09 **	0.24%
Class R6	$1,000.00	$ 807.00	$0.91 **	0.20%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,022.61	$2.48 **	0.49%
Class I	$1,000.00	$1,023.87	$1.22 **	0.24%
Class R6	$1,000.00	$1,024.07	$1.01 **	0.20%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2022.
**	Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.
6

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2022
Schedule of Investments

Common Stocks — 99.5%

Security	Shares	Value
Aerospace & Defense — 0.5%
Axon Enterprise, Inc.(1)	3,831	$ 443,438
Curtiss-Wright Corp.	2,192	305,039
HEICO Corp.	2,704	389,322
Hexcel Corp.	5,073	262,375
Woodward, Inc.	3,245	260,444
		$ 1,660,618
Air Freight & Logistics — 0.5%
C.H. Robinson Worldwide, Inc.	7,298	$ 702,870
Expeditors International of Washington, Inc.	9,524	841,064
GXO Logistics, Inc.(1)	6,459	226,453
		$ 1,770,387
Airlines — 0.9%
Alaska Air Group, Inc.(1)	7,204	$ 282,037
American Airlines Group, Inc.(1)	38,051	458,134
Delta Air Lines, Inc.(1)	36,223	1,016,417
Southwest Airlines Co.(1)	32,815	1,012,015
		$ 2,768,603
Auto Components — 0.8%
Aptiv PLC(1)	14,344	$ 1,121,844
Autoliv, Inc.	5,371	357,870
BorgWarner, Inc.	14,410	452,474
Gentex Corp.	13,354	318,359
Lear Corp.	3,635	435,073
		$ 2,685,620
Automobiles — 0.3%
Harley-Davidson, Inc.	8,360	$ 291,597
Rivian Automotive, Inc., Class A(1)(2)	10,708	352,400
Thor Industries, Inc.	3,262	228,275
		$ 872,272
Banks — 5.2%
Bank OZK	5,689	$ 225,057
BOK Financial Corp.	1,255	111,519
Cadence Bank	8,895	226,022
Citizens Financial Group, Inc.	24,591	844,947
Comerica, Inc.	6,307	448,428
Commerce Bancshares, Inc.	5,661	374,532
Cullen/Frost Bankers, Inc.	2,808	371,274
East West Bancorp, Inc.	6,833	458,768
F.N.B. Corp.	16,795	194,822
Security	Shares	Value
Banks (continued)
Fifth Third Bancorp	33,957	$ 1,085,266
First Citizens Bancshares, Inc., Class A	582	464,104
First Financial Bankshares, Inc.	6,410	268,130
First Horizon Corp.	25,566	585,461
First Interstate BancSystem, Inc., Class A	4,415	178,145
First Republic Bank	8,894	1,161,112
Glacier Bancorp, Inc.	5,699	279,992
Hancock Whitney Corp.	4,147	189,974
Home BancShares, Inc.	9,476	213,305
Huntington Bancshares, Inc.	71,031	936,189
KeyCorp	45,096	722,438
M&T Bank Corp.	8,632	1,521,994
Old National Bancorp	14,073	231,782
Pinnacle Financial Partners, Inc.	3,852	312,397
Popular, Inc.	3,632	261,722
Prosperity Bancshares, Inc.	4,158	277,255
Regions Financial Corp.	45,459	912,362
ServisFirst Bancshares, Inc.	2,361	188,880
Signature Bank	3,044	459,644
SouthState Corp.	3,441	272,252
SVB Financial Group(1)	2,927	982,828
Synovus Financial Corp.	7,419	278,287
UMB Financial Corp.	2,006	169,086
United Bankshares, Inc.	6,430	229,872
Valley National Bancorp	22,058	238,226
Webster Financial Corp.	8,315	375,838
Western Alliance Bancorp	4,978	327,254
Wintrust Financial Corp.	2,965	241,796
Zions Bancorp NA	7,227	367,565
		$ 16,988,525
Beverages — 0.0%(3)
Coca-Cola Consolidated, Inc.	254	$ 104,579
		$ 104,579
Biotechnology — 3.2%
Alkermes PLC(1)	8,655	$ 193,266
Alnylam Pharmaceuticals, Inc.(1)	6,397	1,280,424
Apellis Pharmaceuticals, Inc.(1)	4,734	323,332
Biogen, Inc.(1)	7,520	2,007,840
Biohaven Pharmaceutical Holding Co., Ltd.(1)	3,384	511,559
BioMarin Pharmaceutical, Inc.(1)	10,019	849,311
Exact Sciences Corp.(1)	9,462	307,420
Exelixis, Inc.(1)	17,444	273,522
Halozyme Therapeutics, Inc.(1)	7,116	281,367
Horizon Therapeutics PLC(1)	12,038	745,032

7
See Notes to Financial Statements.

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2022
Schedule of Investments — continued

Security	Shares	Value
Biotechnology (continued)
Incyte Corp.(1)	10,077	$ 671,531
Ionis Pharmaceuticals, Inc.(1)	7,708	340,925
Neurocrine Biosciences, Inc.(1)	4,890	519,367
Sarepta Therapeutics, Inc.(1)	4,336	479,301
Seagen, Inc.(1)	7,422	1,015,552
United Therapeutics Corp.(1)	2,475	518,216
		$ 10,317,965
Building Products — 2.8%
Advanced Drainage Systems, Inc.	3,488	$ 433,803
Allegion PLC	5,212	467,412
Carlisle Cos., Inc.	3,123	875,720
Carrier Global Corp.	42,720	1,519,123
Fortune Brands Home & Security, Inc.	6,829	366,649
Johnson Controls International PLC	34,193	1,682,980
Lennox International, Inc.	1,868	415,948
Masco Corp.	11,809	551,362
Owens Corning	7,235	568,743
Simpson Manufacturing Co., Inc.	2,538	198,979
Trane Technologies PLC	11,467	1,660,536
Trex Co., Inc.(1)	5,824	255,907
UFP Industries, Inc.	3,197	230,696
		$ 9,227,858
Capital Markets — 5.4%
Affiliated Managers Group, Inc.	1,711	$ 191,375
Ameriprise Financial, Inc.	5,323	1,341,130
Ares Management Corp., Class A	6,700	415,065
Bank of New York Mellon Corp. (The)	39,836	1,534,483
Carlyle Group, Inc. (The)	9,450	244,188
Cboe Global Markets, Inc.	5,129	601,991
Coinbase Global, Inc., Class A(1)	7,208	464,844
Evercore, Inc., Class A	1,555	127,899
FactSet Research Systems, Inc.	2,262	905,049
Franklin Resources, Inc.	13,799	296,955
Houlihan Lokey, Inc.	2,399	180,837
Interactive Brokers Group, Inc., Class A	4,698	300,249
Invesco, Ltd.	17,299	236,996
Jefferies Financial Group, Inc.	10,448	308,216
KKR & Co., Inc.	28,255	1,214,965
LPL Financial Holdings, Inc.	3,857	842,677
MarketAxess Holdings, Inc.	2,314	514,842
Morningstar, Inc.	1,560	331,219
MSCI, Inc.	3,885	1,638,654
Nasdaq, Inc.	16,642	943,269
Northern Trust Corp.	10,188	871,685
Security	Shares	Value
Capital Markets (continued)
Raymond James Financial, Inc.	9,426	$ 931,477
SEI Investments Co.	5,263	258,150
State Street Corp.	18,193	1,106,316
Stifel Financial Corp.	5,013	260,225
T. Rowe Price Group, Inc.	11,026	1,157,840
Tradeweb Markets, Inc., Class A	5,053	285,090
Virtu Financial, Inc., Class A	5,167	107,319
		$ 17,613,005
Chemicals — 2.1%
Ashland, Inc.	3,334	$ 316,630
Avient Corp.	5,200	157,560
Axalta Coating Systems, Ltd.(1)	12,285	258,722
Cabot Corp.	3,299	210,773
Celanese Corp.	6,315	570,497
Eastman Chemical Co.	6,991	496,711
FMC Corp.	7,406	782,814
Huntsman Corp.	11,838	290,505
International Flavors & Fragrances, Inc.	13,161	1,195,414
Livent Corp.(1)(2)	9,488	290,807
Mosaic Co. (The)	19,643	949,346
PPG Industries, Inc.	12,142	1,343,998
		$ 6,863,777
Commercial Services & Supplies — 0.9%
Clean Harbors, Inc.(1)	4,314	$ 474,454
Copart, Inc.(1)	11,371	1,209,874
IAA, Inc.(1)	7,118	226,708
MSA Safety, Inc.	2,156	235,608
Stericycle, Inc.(1)	8,134	342,523
Tetra Tech, Inc.	4,141	532,243
		$ 3,021,410
Communications Equipment — 1.5%
Arista Networks, Inc.(1)	12,292	$ 1,387,644
Ciena Corp.(1)	7,866	318,022
F5, Inc.(1)	3,375	488,464
Juniper Networks, Inc.	18,137	473,738
Lumentum Holdings, Inc.(1)	3,840	263,309
Motorola Solutions, Inc.	8,103	1,814,829
		$ 4,746,006
Construction & Engineering — 0.9%
AECOM	9,688	$ 662,369
EMCOR Group, Inc.	4,165	480,974
MasTec, Inc.(1)	4,959	314,897

8
See Notes to Financial Statements.

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2022
Schedule of Investments — continued

Security	Shares	Value
Construction & Engineering (continued)
Quanta Services, Inc.	7,996	$ 1,018,610
Valmont Industries, Inc.	1,171	314,554
		$ 2,791,404
Construction Materials — 0.4%
Vulcan Materials Co.	7,222	$ 1,138,982
		$ 1,138,982
Consumer Finance — 1.0%
Ally Financial, Inc.	14,456	$ 402,310
Credit Acceptance Corp.(1)(2)	407	178,266
Discover Financial Services	13,473	1,224,965
OneMain Holdings, Inc.	6,476	191,172
SLM Corp.	12,832	179,520
SoFi Technologies, Inc.(1)	39,480	192,662
Synchrony Financial	22,862	644,480
Upstart Holdings, Inc.(1)(2)	4,494	93,430
		$ 3,106,805
Containers & Packaging — 1.5%
AptarGroup, Inc.	3,762	$ 357,503
Avery Dennison Corp.	4,743	771,686
Ball Corp.	18,326	885,512
Berry Global Group, Inc.(1)	7,513	349,580
Crown Holdings, Inc.	7,144	578,878
Graphic Packaging Holding Co.	18,283	360,906
Packaging Corp. of America	5,517	619,504
Silgan Holdings, Inc.	5,271	221,593
Sonoco Products Co.	6,004	340,607
WestRock Co.	14,614	451,427
		$ 4,937,196
Distributors — 0.7%
Genuine Parts Co.	7,164	$ 1,069,728
LKQ Corp.	14,113	665,428
Pool Corp.	1,931	614,464
		$ 2,349,620
Diversified Consumer Services — 0.5%
ADT, Inc.	12,284	$ 92,007
Bright Horizons Family Solutions, Inc.(1)	3,582	206,502
H&R Block, Inc.	10,290	437,737
Service Corp. International	9,690	559,500
Terminix Global Holdings, Inc.(1)	7,906	302,721
		$ 1,598,467
Security	Shares	Value
Diversified Financial Services — 0.2%
Equitable Holdings, Inc.	18,439	$ 485,868
Voya Financial, Inc.	4,901	296,510
		$ 782,378
Diversified Telecommunication Services — 0.2%
Iridium Communications, Inc.(1)	7,377	$ 327,318
Lumen Technologies, Inc.	55,429	403,523
		$ 730,841
Electric Utilities — 1.6%
Alliant Energy Corp.	14,916	$ 790,399
Avangrid, Inc.	6,170	257,289
Constellation Energy Corp.	17,205	1,431,284
Eversource Energy	17,744	1,383,322
Hawaiian Electric Industries, Inc.	9,365	324,591
NRG Energy, Inc.	16,429	628,738
Portland General Electric Co.	7,853	341,291
		$ 5,156,914
Electrical Equipment — 2.0%
Acuity Brands, Inc.	1,965	$ 309,429
AMETEK, Inc.	11,996	1,360,466
Atkore, Inc.(1)	2,624	204,173
ChargePoint Holdings, Inc.(1)	9,896	146,065
Generac Holdings, Inc.(1)	3,805	677,823
Hubbell, Inc.	3,212	716,276
nVent Electric PLC	9,571	302,539
Regal Rexnord Corp.	3,790	531,964
Rockwell Automation, Inc.	6,068	1,305,288
Sensata Technologies Holding PLC	9,327	347,711
Sunrun, Inc.(1)	11,571	319,244
Vertiv Holdings Co.	18,207	176,972
		$ 6,397,950
Electronic Equipment, Instruments & Components — 2.8%
Arrow Electronics, Inc.(1)	3,194	$ 294,455
Avnet, Inc.	4,977	179,769
CDW Corp.	7,350	1,147,188
Cognex Corp.	10,068	417,319
Coherent, Corp.(1)	7,758	270,366
Corning, Inc.	40,541	1,176,500
IPG Photonics Corp.(1)	1,997	168,447
Jabil, Inc.	7,321	422,495
Keysight Technologies, Inc.(1)	9,276	1,459,671
Littelfuse, Inc.	1,517	301,413
National Instruments Corp.	7,382	278,597

9
See Notes to Financial Statements.

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2022
Schedule of Investments — continued

Security	Shares	Value
Electronic Equipment, Instruments & Components (continued)
Novanta, Inc.(1)	1,983	$ 229,334
Rogers Corp.(1)	1,084	262,198
TD SYNNEX Corp.	2,318	188,198
Teledyne Technologies, Inc.(1)	2,686	906,445
Trimble, Inc.(1)	14,878	807,429
Zebra Technologies Corp., Class A(1)	2,934	768,737
		$ 9,278,561
Energy Equipment & Services — 0.3%
Baker Hughes Co.	53,990	$ 1,131,630
		$ 1,131,630
Entertainment — 1.0%
AMC Entertainment Holdings, Inc., Class A(1)(2)	33,969	$ 236,764
Liberty Media Corp.-Liberty Formula One, Class A(1)	1,656	86,973
Live Nation Entertainment, Inc.(1)	8,901	676,832
ROBLOX Corp., Class A(1)	23,256	833,495
Roku, Inc.(1)	6,986	394,010
Take-Two Interactive Software, Inc.(1)	8,564	933,476
Warner Music Group Corp., Class A	7,708	178,903
		$ 3,340,453
Food & Staples Retailing — 1.0%
Albertsons Cos., Inc., Class A	8,567	$ 212,976
BJ's Wholesale Club Holdings, Inc.(1)	6,664	485,206
Casey's General Stores, Inc.	1,967	398,357
Kroger Co. (The)	35,947	1,572,681
Performance Food Group Co.(1)	7,813	335,568
US Foods Holding Corp.(1)	11,098	293,431
		$ 3,298,219
Food Products — 2.3%
Bunge, Ltd.	8,287	$ 684,258
Campbell Soup Co.	10,984	517,566
Conagra Brands, Inc.	25,976	847,597
Darling Ingredients, Inc.(1)	8,710	576,166
Flowers Foods, Inc.	11,276	278,404
Hormel Foods Corp.	15,643	710,818
Ingredion, Inc.	3,480	280,210
JM Smucker Co. (The)	5,707	784,199
Kellogg Co.	13,611	948,142
Lamb Weston Holdings, Inc.	7,636	590,874
McCormick & Co., Inc.(2)	14,486	1,032,417
Post Holdings, Inc.(1)	3,000	245,730
		$ 7,496,381
Security	Shares	Value
Gas Utilities — 0.2%
New Jersey Resources Corp.	8,465	$ 327,595
ONE Gas, Inc.	4,697	330,622
		$ 658,217
Health Care Equipment & Supplies — 4.7%
ABIOMED, Inc.(1)	2,336	$ 573,862
Align Technology, Inc.(1)	3,949	817,877
Baxter International, Inc.	26,176	1,409,839
Cooper Cos., Inc. (The)	2,631	694,321
DENTSPLY SIRONA, Inc.	11,971	339,378
DexCom, Inc.(1)	19,597	1,578,342
Envista Holdings Corp.(1)	8,665	284,299
Globus Medical, Inc., Class A(1)	5,414	322,512
Hologic, Inc.(1)	13,539	873,536
ICU Medical, Inc.(1)	1,078	162,347
IDEXX Laboratories, Inc.(1)	4,301	1,401,266
Insulet Corp.(1)	3,791	869,656
Integra LifeSciences Holdings Corp.(1)	3,840	162,662
iRhythm Technologies, Inc.(1)	1,572	196,940
Masimo Corp.(1)	2,502	353,182
Novocure, Ltd.(1)	5,652	429,439
Omnicell, Inc.(1)	2,251	195,905
Penumbra, Inc.(1)	2,019	382,802
ResMed, Inc.	7,422	1,620,223
STERIS PLC	5,436	903,898
Tandem Diabetes Care, Inc.(1)	3,418	163,551
Teleflex, Inc.	2,596	522,990
Zimmer Biomet Holdings, Inc.	11,416	1,193,543
		$ 15,452,370
Health Care Providers & Services — 1.9%
AMN Healthcare Services, Inc.(1)	2,796	$ 296,264
Chemed Corp.	825	360,162
DaVita, Inc.(1)	2,965	245,413
Encompass Health Corp.	5,473	247,544
Enhabit, Inc.(1)	2,736	38,414
Ensign Group, Inc. (The)	2,814	223,713
Guardant Health, Inc.(1)	5,436	292,620
HealthEquity, Inc.(1)	4,697	315,498
Henry Schein, Inc.(1)	7,146	469,992
Laboratory Corp. of America Holdings	4,957	1,015,243
LHC Group, Inc.(1)	1,585	259,401
Molina Healthcare, Inc.(1)	3,110	1,025,802
Option Care Health, Inc.(1)	8,792	276,684
Premier, Inc., Class A	6,290	213,483
Quest Diagnostics, Inc.	6,251	766,935

10
See Notes to Financial Statements.

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2022
Schedule of Investments — continued

Security	Shares	Value
Health Care Providers & Services (continued)
R1 RCM, Inc.(1)	9,123	$ 169,049
		$ 6,216,217
Health Care Technology — 0.6%
Change Healthcare, Inc.(1)	14,666	$ 403,168
Doximity, Inc., Class A(1)(2)	5,130	155,029
Teladoc Health, Inc.(1)(2)	8,055	204,194
Veeva Systems, Inc., Class A(1)	7,310	1,205,273
		$ 1,967,664
Hotels, Restaurants & Leisure — 2.7%
Aramark	13,926	$ 434,491
Chipotle Mexican Grill, Inc.(1)	1,329	1,997,168
Choice Hotels International, Inc.	2,337	255,948
Darden Restaurants, Inc.	6,748	852,408
Domino's Pizza, Inc.	1,953	605,821
Expedia Group, Inc.(1)	8,509	797,208
Hilton Grand Vacations, Inc.(1)	5,443	179,020
Hyatt Hotels Corp., Class A(1)	3,155	255,429
Marriott Vacations Worldwide Corp.	2,498	304,406
Planet Fitness, Inc., Class A(1)	4,961	286,051
Texas Roadhouse, Inc.	3,409	297,469
Travel + Leisure Co.	5,330	181,860
Vail Resorts, Inc.	2,574	555,057
Wyndham Hotels & Resorts, Inc.	5,872	360,247
Yum! Brands, Inc.	14,566	1,548,949
		$ 8,911,532
Household Durables — 1.7%
D.R. Horton, Inc.	16,898	$ 1,138,080
Helen of Troy, Ltd.(1)	1,157	111,581
Leggett & Platt, Inc.	6,998	232,474
Lennar Corp., Class A	14,497	1,080,751
Mohawk Industries, Inc.(1)	2,628	239,647
Newell Brands, Inc.	21,155	293,843
NVR, Inc.(1)	193	769,507
PulteGroup, Inc.	16,649	624,338
Tempur Sealy International, Inc.	8,259	199,372
TopBuild Corp.(1)	2,747	452,651
Whirlpool Corp.	2,630	354,550
		$ 5,496,794
Household Products — 0.6%
Church & Dwight Co., Inc.	12,721	$ 908,788
Clorox Co. (The)	6,476	831,454
Security	Shares	Value
Household Products (continued)
Reynolds Consumer Products, Inc.(2)	2,810	$ 73,088
		$ 1,813,330
Independent Power and Renewable Electricity Producers — 0.6%
AES Corp. (The)	39,374	$ 889,852
Brookfield Renewable Corp., Class A	14,448	472,161
Clearway Energy, Inc., Class C	7,227	230,180
Ormat Technologies, Inc.	3,975	342,645
		$ 1,934,838
Insurance — 5.1%
Aflac, Inc.	28,243	$ 1,587,257
Alleghany Corp.(1)	631	529,643
Allstate Corp. (The)	13,214	1,645,539
American Financial Group, Inc.	3,284	403,702
Arch Capital Group, Ltd.(1)	17,643	803,462
Assurant, Inc.	2,599	377,557
Axis Capital Holdings, Ltd.	3,767	185,148
Brown & Brown, Inc.	14,410	871,517
Cincinnati Financial Corp.	7,619	682,434
Enstar Group, Ltd.(1)	558	94,631
Erie Indemnity Co., Class A	1,217	270,551
Everest Re Group, Ltd.	1,882	493,912
Fidelity National Financial, Inc.	12,867	465,785
First American Financial Corp.	6,448	297,253
Globe Life, Inc.	4,677	466,297
Hanover Insurance Group, Inc. (The)	1,789	229,242
Hartford Financial Services Group, Inc. (The)	15,850	981,749
Kinsale Capital Group, Inc.	1,049	267,936
Lincoln National Corp.	7,352	322,826
Markel Corp.(1)	645	699,322
Old Republic International Corp.	13,851	289,901
Primerica, Inc.	1,779	219,618
Principal Financial Group, Inc.	12,198	880,086
Reinsurance Group of America, Inc.	3,131	393,911
RenaissanceRe Holdings, Ltd.	2,050	287,800
RLI Corp.	1,863	190,734
Ryan Specialty Holdings, Inc.(1)	4,152	168,654
Selective Insurance Group, Inc.	2,875	234,025
Unum Group	9,705	376,554
W.R. Berkley Corp.	10,269	663,172
Willis Towers Watson PLC	5,335	1,072,015
		$ 16,452,233
Interactive Media & Services — 0.9%
IAC, Inc.(1)	4,281	$ 237,082

11
See Notes to Financial Statements.

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2022
Schedule of Investments — continued

Security	Shares	Value
Interactive Media & Services (continued)
Match Group, Inc.(1)	16,063	$ 767,008
Pinterest, Inc., Class A(1)	32,807	764,403
Snap, Inc., Class A(1)	58,979	579,174
ZoomInfo Technologies, Inc., Class A(1)	16,690	695,305
		$ 3,042,972
Internet & Direct Marketing Retail — 0.6%
Chewy, Inc., Class A(1)	5,185	$ 159,283
eBay, Inc.	28,725	1,057,367
Etsy, Inc.(1)	6,420	642,835
Wayfair, Inc., Class A(1)	3,631	118,189
		$ 1,977,674
IT Services — 4.0%
Affirm Holdings, Inc.(1)	11,333	$ 212,607
Akamai Technologies, Inc.(1)	8,905	715,250
Amdocs, Ltd.	6,862	545,186
Broadridge Financial Solutions, Inc.	6,597	952,079
Cloudflare, Inc., Class A(1)	15,854	876,885
Cognizant Technology Solutions Corp., Class A	26,303	1,510,844
Concentrix Corp.	2,333	260,433
DXC Technology Co.(1)	13,187	322,818
EPAM Systems, Inc.(1)	3,025	1,095,625
Euronet Worldwide, Inc.(1)	2,558	193,794
ExlService Holdings, Inc.(1)	1,876	276,447
Gartner, Inc.(1)	4,004	1,107,867
Genpact, Ltd.	9,072	397,081
Jack Henry & Associates, Inc.	4,128	752,411
Marqeta, Inc., Class A(1)(2)	22,129	157,558
Okta, Inc.(1)	8,460	481,120
SS&C Technologies Holdings, Inc.	12,697	606,282
Switch, Inc., Class A	12,353	416,173
Toast, Inc., Class A(1)	14,547	243,226
Twilio, Inc., Class A(1)	9,782	676,327
VeriSign, Inc.(1)	5,456	947,707
WEX, Inc.(1)	2,465	312,907
		$ 13,060,627
Leisure Products — 0.3%
Brunswick Corp.	4,101	$ 268,410
Hasbro, Inc.	6,493	437,758
Mattel, Inc.(1)	18,152	343,799
		$ 1,049,967
Life Sciences Tools & Services — 3.4%
10X Genomics, Inc., Class A(1)	4,395	$ 125,170
Security	Shares	Value
Life Sciences Tools & Services (continued)
Agilent Technologies, Inc.	14,768	$ 1,795,050
Avantor, Inc.(1)	35,976	705,130
Azenta, Inc.	4,170	178,726
Bio-Rad Laboratories, Inc., Class A(1)	1,118	466,362
Bio-Techne Corp.	2,078	590,152
Bruker Corp.	5,585	296,340
Charles River Laboratories International, Inc.(1)	2,759	542,971
Illumina, Inc.(1)	7,939	1,514,682
Medpace Holdings, Inc.(1)	1,308	205,578
Mettler-Toledo International, Inc.(1)	1,172	1,270,589
PerkinElmer, Inc.	6,938	834,850
Repligen Corp.(1)	2,703	505,758
Syneos Health, Inc.(1)	5,754	271,301
Waters Corp.(1)	3,281	884,328
West Pharmaceutical Services, Inc.	4,023	989,980
		$ 11,176,967
Machinery — 5.8%
AGCO Corp.	3,538	$ 340,249
Chart Industries, Inc.(1)(2)	2,067	381,051
CNH Industrial NV	58,292	651,122
Cummins, Inc.	7,079	1,440,647
Donaldson Co., Inc.	6,930	339,639
Dover Corp.	8,321	970,062
Evoqua Water Technologies Corp.(1)	7,061	233,507
Flowserve Corp.	7,555	183,586
Fortive Corp.	19,281	1,124,082
Graco, Inc.	9,967	597,522
IDEX Corp.	4,474	894,129
Ingersoll Rand, Inc.	23,052	997,230
ITT, Inc.	4,723	308,601
Lincoln Electric Holdings, Inc.	3,263	410,224
Middleby Corp. (The)(1)	2,895	371,052
Nordson Corp.	3,102	658,462
Oshkosh Corp.	3,622	254,590
Otis Worldwide Corp.	21,490	1,371,062
PACCAR, Inc.	17,445	1,459,972
Parker-Hannifin Corp.	6,443	1,561,203
Pentair PLC	9,877	401,303
Snap-on, Inc.	3,137	631,635
Stanley Black & Decker, Inc.	8,827	663,879
Timken Co. (The)	3,668	216,559
Toro Co. (The)	6,218	537,733
Watts Water Technologies, Inc., Class A	1,531	192,493
Westinghouse Air Brake Technologies Corp.	10,539	857,348

12
See Notes to Financial Statements.

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2022
Schedule of Investments — continued

Security	Shares	Value
Machinery (continued)
Xylem, Inc.	10,581	$ 924,356
		$ 18,973,298
Media — 1.6%
Altice USA, Inc., Class A(1)	11,010	$ 64,188
Cable One, Inc.	245	208,997
Interpublic Group of Cos., Inc. (The)	24,179	618,982
Liberty Broadband Corp., Class C(1)	8,045	593,721
New York Times Co. (The), Class A	10,901	313,404
Omnicom Group, Inc.	12,397	782,127
Paramount Global, Class B(2)	37,042	705,280
Sirius XM Holdings, Inc.	46,166	263,608
TEGNA, Inc.	13,904	287,535
Trade Desk, Inc. (The), Class A(1)	23,115	1,381,121
		$ 5,218,963
Metals & Mining — 1.0%
Commercial Metals Co.	12,021	$ 426,505
Nucor Corp.	13,154	1,407,347
Reliance Steel & Aluminum Co.	4,003	698,163
Steel Dynamics, Inc.	10,632	754,340
		$ 3,286,355
Multiline Retail — 0.2%
Dillard's, Inc., Class A	207	$ 56,461
Kohl's Corp.	6,798	170,970
Macy's, Inc.	15,009	235,191
Nordstrom, Inc.(2)	5,840	97,703
		$ 560,325
Multi-Utilities — 1.1%
Ameren Corp.	13,698	$ 1,103,374
CMS Energy Corp.	16,116	938,596
Consolidated Edison, Inc.	17,659	1,514,436
		$ 3,556,406
Oil, Gas & Consumable Fuels — 0.1%
Enviva, Inc.(2)	1,971	$ 118,378
New Fortress Energy, Inc.	7,922	346,271
		$ 464,649
Paper & Forest Products — 0.1%
Louisiana-Pacific Corp.	3,987	$ 204,095
		$ 204,095
Security	Shares	Value
Personal Products — 0.1%
Coty, Inc., Class A(1)	16,940	$ 107,061
Olaplex Holdings, Inc.(1)	6,379	60,919
		$ 167,980
Pharmaceuticals — 0.9%
Catalent, Inc.(1)	8,860	$ 641,110
Elanco Animal Health, Inc.(1)	25,353	314,631
Jazz Pharmaceuticals PLC(1)	3,319	442,389
Organon & Co.	13,603	318,310
Perrigo Co. PLC	7,097	253,079
Royalty Pharma PLC, Class A	19,750	793,555
		$ 2,763,074
Professional Services — 2.5%
ASGN, Inc.(1)	3,153	$ 284,936
Booz Allen Hamilton Holding Corp.	8,151	752,745
CoStar Group, Inc.(1)	20,618	1,436,044
Dun & Bradstreet Holdings, Inc.	11,958	148,160
Equifax, Inc.	6,650	1,140,009
Exponent, Inc.	3,036	266,166
FTI Consulting, Inc.(1)	2,063	341,860
ManpowerGroup, Inc.	3,336	215,806
Nielsen Holdings PLC	23,359	647,511
Robert Half International, Inc.	6,578	503,217
Science Applications International Corp.	3,252	287,574
TransUnion	11,453	681,339
TriNet Group, Inc.(1)	2,159	153,764
Verisk Analytics, Inc.	8,090	1,379,588
		$ 8,238,719
Real Estate Management & Development — 0.7%
CBRE Group, Inc., Class A(1)	16,994	$ 1,147,265
Howard Hughes Corp. (The)(1)	3,374	186,886
Jones Lang LaSalle, Inc.(1)	3,474	524,817
Zillow Group, Inc., Class C(1)(2)	9,022	258,119
		$ 2,117,087
Road & Rail — 1.2%
Avis Budget Group, Inc.(1)	2,065	$ 306,570
J.B. Hunt Transport Services, Inc.	4,920	769,586
Knight-Swift Transportation Holdings, Inc.	9,144	447,416
Landstar System, Inc.	2,197	317,181
Old Dominion Freight Line, Inc.	5,117	1,272,956
Ryder System, Inc.	2,924	220,733
Saia, Inc.(1)	1,507	286,330
Schneider National, Inc., Class B	3,144	63,823

13
See Notes to Financial Statements.

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2022
Schedule of Investments — continued

Security	Shares	Value
Road & Rail (continued)
XPO Logistics, Inc.(1)	6,416	$ 285,640
		$ 3,970,235
Semiconductors & Semiconductor Equipment — 3.4%
Allegro MicroSystems, Inc.(1)	4,112	$ 89,847
Amkor Technology, Inc.	6,095	103,920
Cirrus Logic, Inc.(1)	3,258	224,150
Enphase Energy, Inc.(1)	6,487	1,799,948
Entegris, Inc.	8,430	699,859
First Solar, Inc.(1)	5,710	755,262
GlobalFoundries, Inc.(1)	3,552	171,739
Lattice Semiconductor Corp.(1)	7,501	369,124
MKS Instruments, Inc.	3,197	264,200
Monolithic Power Systems, Inc.	2,448	889,603
ON Semiconductor Corp.(1)	22,310	1,390,582
Power Integrations, Inc.	2,887	185,692
Qorvo, Inc.(1)	5,840	463,754
Semtech Corp.(1)	3,709	109,082
Silicon Laboratories, Inc.(1)	1,819	224,537
Skyworks Solutions, Inc.	9,108	776,639
SolarEdge Technologies, Inc.(1)	3,106	718,915
Synaptics, Inc.(1)	2,286	226,337
Teradyne, Inc.	8,899	668,760
Universal Display Corp.	2,571	242,574
Wolfspeed, Inc.(1)(2)	7,015	725,071
		$ 11,099,595
Software — 6.0%
Altair Engineering, Inc., Class A(1)	3,186	$ 140,885
ANSYS, Inc.(1)	4,804	1,065,047
AppLovin Corp., Class A(1)(2)	6,479	126,276
Aspen Technology, Inc.(1)	1,537	366,113
Avalara, Inc.(1)	4,771	437,978
Bill.com Holdings, Inc.(1)	5,632	745,508
Black Knight, Inc.(1)	8,426	545,415
Blackline, Inc.(1)	2,488	149,031
Citrix Systems, Inc.	6,848	712,192
Clear Secure, Inc., Class A(1)(2)	3,282	75,026
Coupa Software, Inc.(1)	4,112	241,786
CrowdStrike Holdings, Inc., Class A(1)	10,384	1,711,387
Datadog, Inc., Class A(1)	13,480	1,196,754
DocuSign, Inc.(1)	11,301	604,264
Dolby Laboratories, Inc., Class A	3,612	235,322
Dropbox, Inc., Class A(1)	14,947	309,702
Dynatrace, Inc.(1)	11,191	389,559
Elastic NV(1)	4,263	305,828
Security	Shares	Value
Software (continued)
Fair Isaac Corp.(1)	1,594	$ 656,744
Five9, Inc.(1)	3,970	297,671
Guidewire Software, Inc.(1)	4,510	277,726
HubSpot, Inc.(1)	2,596	701,231
Informatica, Inc., Class A(1)	2,065	41,445
Manhattan Associates, Inc.(1)	3,525	468,931
NCR Corp.(1)	7,550	143,525
NortonLifeLock, Inc.	31,725	638,941
Paycom Software, Inc.(1)	2,903	957,961
Paycor HCM, Inc.(1)	2,753	81,379
Paylocity Holding Corp.(1)	2,189	528,819
PTC, Inc.(1)	5,802	606,889
Qualys, Inc.(1)	2,032	283,240
Rapid7, Inc.(1)	3,244	139,168
RingCentral, Inc., Class A(1)	4,288	171,348
SentinelOne, Inc., Class A(1)	9,926	253,709
Smartsheet, Inc., Class A(1)	6,792	233,373
Splunk, Inc.(1)	8,329	626,341
Tenable Holdings, Inc.(1)	6,320	219,936
Tyler Technologies, Inc.(1)	2,339	812,802
Zendesk, Inc.(1)	6,836	520,220
Zoom Video Communications, Inc., Class A(1)	11,667	858,574
Zscaler, Inc.(1)	4,760	782,401
		$ 19,660,447
Specialty Retail — 2.7%
Advance Auto Parts, Inc.	2,986	$ 466,831
AutoNation, Inc.(1)	1,935	197,118
Bath & Body Works, Inc.	11,262	367,141
Best Buy Co., Inc.	10,285	651,452
Burlington Stores, Inc.(1)	3,407	381,209
CarMax, Inc.(1)	7,971	526,245
Carvana Co.(1)(2)	5,113	103,794
Dick's Sporting Goods, Inc.(2)	2,689	281,377
Five Below, Inc.(1)	2,812	387,128
Floor & Decor Holdings, Inc., Class A(1)	5,043	354,321
GameStop Corp., Class A(1)	13,600	341,768
Gap, Inc. (The)(2)	9,385	77,051
Lithia Motors, Inc., Class A	1,319	282,992
Penske Automotive Group, Inc.	1,372	135,046
Petco Health & Wellness Co., Inc.(1)	7,738	86,356
RH (1)	906	222,939
Ross Stores, Inc.	17,691	1,490,821
Tractor Supply Co.	5,785	1,075,316
Ulta Beauty, Inc.(1)	2,629	1,054,729

14
See Notes to Financial Statements.

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2022
Schedule of Investments — continued

Security	Shares	Value
Specialty Retail (continued)
Williams-Sonoma, Inc.	3,449	$ 406,465
		$ 8,890,099
Technology Hardware, Storage & Peripherals — 1.2%
Dell Technologies, Inc., Class C	14,644	$ 500,386
Hewlett Packard Enterprise Co.	73,927	885,645
NetApp, Inc.	12,347	763,662
Pure Storage, Inc., Class A(1)	15,727	430,448
Seagate Technology Holdings PLC	11,831	629,764
Western Digital Corp.(1)	17,417	566,923
		$ 3,776,828
Textiles, Apparel & Luxury Goods — 0.8%
Capri Holdings, Ltd.(1)	7,358	$ 282,841
Columbia Sportswear Co.	1,821	122,553
Deckers Outdoor Corp.(1)	1,346	420,773
Hanesbrands, Inc.	16,584	115,425
Levi Strauss & Co., Class A	3,781	54,711
PVH Corp.	3,458	154,918
Ralph Lauren Corp.	2,229	189,309
Skechers USA, Inc., Class A(1)	6,891	218,583
Tapestry, Inc.	11,876	337,635
Under Armour, Inc., Class A(1)	8,054	53,559
VF Corp.	19,323	577,951
		$ 2,528,258
Thrifts & Mortgage Finance — 0.2%
Essent Group, Ltd.	5,509	$ 192,099
MGIC Investment Corp.	15,523	199,005
New York Community Bancorp, Inc.(2)	21,046	179,522
TFS Financial Corp.	2,718	35,334
		$ 605,960
Trading Companies & Distributors — 1.5%
Air Lease Corp.	6,547	$ 203,022
Beacon Roofing Supply, Inc.(1)	2,779	152,067
Core & Main, Inc., Class A(1)	3,552	80,773
Fastenal Co.	29,793	1,371,670
MSC Industrial Direct Co., Inc., Class A	2,678	194,985
SiteOne Landscape Supply, Inc.(1)	2,376	247,437
United Rentals, Inc.(1)	3,885	1,049,416
Univar Solutions, Inc.(1)	9,772	222,215
W.W. Grainger, Inc.	2,356	1,152,532
WESCO International, Inc.(1)	2,219	264,904
		$ 4,939,021
Security	Shares	Value
Water Utilities — 0.6%
American Water Works Co., Inc.	9,565	$ 1,244,981
Essential Utilities, Inc.	14,793	612,134
		$ 1,857,115
Total Common Stocks (identified cost $349,885,278)		$324,266,337

Short-Term Investments — 1.0%
Affiliated Fund — 0.3%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 2.80%(4)	1,165,477	$ 1,165,477
Total Affiliated Fund (identified cost $1,165,477)		$ 1,165,477
Securities Lending Collateral — 0.7%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 3.07%(5)	2,235,742	$ 2,235,742
Total Securities Lending Collateral (identified cost $2,235,742)		$ 2,235,742
Total Short-Term Investments (identified cost $3,401,219)		$ 3,401,219
Total Investments — 100.5% (identified cost $353,286,497)		$327,667,556
Other Assets, Less Liabilities — (0.5)%		$ (1,770,498)
Net Assets — 100.0%		$ 325,897,058

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Non-income producing security.
(2)	All or a portion of this security was on loan at September 30, 2022. The aggregate market value of securities on loan at September 30, 2022 was $5,314,502.
(3)	Amount is less than 0.05%.
(4)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of September 30, 2022.
(5)	Represents investment of cash collateral received in connection with securities lending.

15
See Notes to Financial Statements.

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2022
Statement of Assets and Liabilities

September 30, 2022
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $352,121,020) - including $5,314,502 of securities on loan	$ 326,502,079
Investments in securities of affiliated issuers, at value (identified cost $1,165,477)	1,165,477
Cash	38,570
Receivable for capital shares sold	1,373,819
Dividends receivable	280,347
Dividends receivable - affiliated	1,457
Securities lending income receivable	3,894
Receivable from affiliate	310,322
Directors' deferred compensation plan	38,695
Total assets	$329,714,660
Liabilities
Payable for investments purchased	$ 1,248,198
Payable for capital shares redeemed	98,184
Deposits for securities loaned	2,235,742
Payable to affiliates:
Investment advisory fee	34,701
Administrative fee	34,815
Distribution and service fees	10,716
Sub-transfer agency fee	5,753
Directors' deferred compensation plan	38,695
Accrued expenses	110,798
Total liabilities	$ 3,817,602
Net Assets	$325,897,058
Sources of Net Assets
Paid-in capital	$ 363,012,812
Accumulated loss	(37,115,754)
Net Assets	$325,897,058
Class A Shares
Net Assets	$ 48,931,905
Shares Outstanding	1,633,574
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 29.95
Maximum Offering Price Per Share (100 ÷ 95.25 of net asset value per share)	$ 31.44
Class I Shares
Net Assets	$ 276,747,022
Shares Outstanding	9,142,610
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 30.27
16
See Notes to Financial Statements.

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2022
Statement of Assets and Liabilities — continued

September 30, 2022
Class R6 Shares
Net Assets	$ 218,131
Shares Outstanding	7,205
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 30.27

On sales of $50,000 or more, the offering price of Class A shares is reduced.
17
See Notes to Financial Statements.

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2022
Statement of Operations

Year Ended
September 30, 2022
Investment Income
Dividend income (net of foreign taxes withheld of $3,403)	$ 4,210,235
Dividend income - affiliated issuers	5,859
Securities lending income, net	59,507
Total investment income	$ 4,275,601
Expenses
Investment advisory fee	$ 428,092
Administrative fee	428,092
Distribution and service fees:
Class A	138,866
Directors' fees and expenses	16,214
Custodian fees	17,947
Transfer agency fees and expenses	314,711
Accounting fees	81,771
Professional fees	38,629
Registration fees	107,056
Reports to shareholders	23,828
Miscellaneous	24,863
Total expenses	$ 1,620,069
Waiver and/or reimbursement of expenses by affiliate	$ (622,025)
Net expenses	$ 998,044
Net investment income	$ 3,277,557
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ (11,746,485)
Investment securities - affiliated issuers	(629)
Net realized loss	$(11,747,114)
Change in unrealized appreciation (depreciation):
Investment securities	$ (77,130,190)
Investment securities - affiliated issuers	(41)
Foreign currency	2
Net change in unrealized appreciation (depreciation)	$(77,130,229)
Net realized and unrealized loss	$(88,877,343)
Net decrease in net assets from operations	$(85,599,786)
18
See Notes to Financial Statements.

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2022
Statements of Changes in Net Assets

	Year Ended September 30,
	2022	2021
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 3,277,557	$ 1,580,285
Net realized gain (loss)	(11,747,114)	8,373,514
Net change in unrealized appreciation (depreciation)	(77,130,229)	35,190,149
Net increase (decrease) in net assets from operations	$ (85,599,786)	$ 45,143,948
Distributions to shareholders:
Class A	$ (1,543,340)	$ (488,178)
Class I	(8,114,381)	(3,104,130)
Total distributions to shareholders	$ (9,657,721)	$ (3,592,308)
Capital share transactions:
Class A	$ 13,051,483	$ 29,553,392
Class I	94,258,432	144,627,573
Class R6(1)	244,218	—
Net increase in net assets from capital share transactions	$107,554,133	$174,180,965
Net increase in net assets	$ 12,296,626	$215,732,605
Net Assets
At beginning of year	$ 313,600,432	$ 97,867,827
At end of year	$325,897,058	$313,600,432

(1)	For the period from the commencement of operations, February 1, 2022, to September 30, 2022.
19
See Notes to Financial Statements.

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2022
Financial Highlights

	Class A
	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 39.02	$ 29.17	$ 26.80	$ 27.23	$ 24.44
Income (Loss) From Operations
Net investment income(1)	$ 0.25	$ 0.22	$ 0.28	$ 0.24	$ 0.25
Net realized and unrealized gain (loss)	(8.25)	10.47	2.54	(0.02)	3.25
Total income (loss) from operations	$ (8.00)	$ 10.69	$ 2.82	$ 0.22	$ 3.50
Less Distributions
From net investment income	$ (0.14)	$ (0.19)	$ (0.18)	$ (0.24)	$ (0.24)
From net realized gain	(0.93)	(0.65)	(0.27)	(0.41)	(0.47)
Total distributions	$ (1.07)	$ (0.84)	$ (0.45)	$ (0.65)	$ (0.71)
Net asset value — End of year	$ 29.95	$ 39.02	$ 29.17	$ 26.80	$ 27.23
Total Return(2)	(21.17)%	37.14%	10.60%	1.05%	14.55%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$48,932	$50,682	$14,803	$12,385	$22,575
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.66%	0.68%	0.77%	0.90%	0.94%
Net expenses	0.49% (4)	0.49%	0.49%	0.53%	0.57%
Net investment income	0.70%	0.57%	1.03%	0.93%	0.95%
Portfolio Turnover	26%	26%	31%	57%	39%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended September 30, 2022).
20
See Notes to Financial Statements.

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2022
Financial Highlights — continued

	Class I
	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 39.39	$ 29.42	$ 27.04	$ 27.45	$ 24.56
Income (Loss) From Operations
Net investment income(1)	$ 0.35	$ 0.31	$ 0.34	$ 0.32	$ 0.34
Net realized and unrealized gain (loss)	(8.34)	10.57	2.57	(0.02)	3.27
Total income (loss) from operations	$ (7.99)	$ 10.88	$ 2.91	$ 0.30	$ 3.61
Less Distributions
From net investment income	$ (0.20)	$ (0.26)	$ (0.26)	$ (0.30)	$ (0.25)
From net realized gain	(0.93)	(0.65)	(0.27)	(0.41)	(0.47)
Total distributions	$ (1.13)	$ (0.91)	$ (0.53)	$ (0.71)	$ (0.72)
Net asset value — End of year	$ 30.27	$ 39.39	$ 29.42	$ 27.04	$ 27.45
Total Return(2)	(20.97)%	37.49%	10.91%	1.30%	14.96%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$276,747	$262,918	$83,065	$49,221	$46,812
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.42%	0.43%	0.52%	0.64%	0.69%
Net expenses	0.24% (4)	0.24%	0.24%	0.24%	0.22%
Net investment income	0.96%	0.83%	1.27%	1.23%	1.31%
Portfolio Turnover	26%	26%	31%	57%	39%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended September 30, 2022).
21
See Notes to Financial Statements.

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2022
Financial Highlights — continued

Class R6
Period Ended September 30, 2022(1)
Net asset value — Beginning of period	$ 37.87
Income (Loss) From Operations
Net investment income(2)	$ 0.31
Net realized and unrealized loss	(7.91)
Total loss from operations	$ (7.60)
Net asset value — End of period	$ 30.27
Total Return(3)	(20.04)% (4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$ 218
Ratios (as a percentage of average daily net assets):(5)
Total expenses	0.38% (6)
Net expenses	0.20% (6)(7)
Net investment income	1.40% (6)
Portfolio Turnover	26% (4)(8)

(1)	For the period from the commencement of operations, February 1, 2022, to September 30, 2022.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Not annualized.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Annualized.
(7)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the period ended September 30, 2022).
(8)	For the year ended September 30, 2022.
22
See Notes to Financial Statements.

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2022
Notes to Financial Statements

1  Significant Accounting Policies
Calvert US Mid-Cap Core Responsible Index Fund (the Fund) is a diversified series of Calvert Responsible Index Series, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek to track the performance of the Calvert US Mid-Cap Core Responsible Index, which measures the investment return of mid-capitalization stocks.
The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.25% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class I and Class R6 shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy.
Other Securities. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day and are categorized as Level 1 in the hierarchy.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, which became effective September 8, 2022, the Board has designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
23

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2022
Notes to Financial Statements — continued

The following table summarizes the market value of the Fund's holdings as of September 30, 2022, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks	$ 324,266,337(1)	$ —	$ —	$ 324,266,337
Short-Term Investments:
Affiliated Fund	1,165,477	—	—	1,165,477
Securities Lending Collateral	2,235,742	—	—	2,235,742
Total Investments	$327,667,556	$ —	$ —	$327,667,556

(1)	The level classification by major category of investments is the same as the category presentation in the Schedule of Investments.
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund's understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain.
C  Share Class Accounting— Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Expenses arising in connection with a specific class are charged directly to that class. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer agency fees and expenses on the Statement of Operations, are not allocated to Class R6 shares.
D  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. Distributions from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
E  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F   Indemnifications— The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
G  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
2  Related Party Transactions
The investment advisory fee is earned by Calvert Research and Management (CRM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment advisory fee is computed at the annual rate of 0.12% of the Fund's average daily net assets and is payable monthly. For the year ended September 30, 2022, the investment advisory fee amounted to $428,092.
Effective April 26, 2022, the Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment advisory fee paid by the Fund is reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended September 30, 2022, the investment advisory fee paid was reduced by $540 relating to the Fund’s investment in the Liquidity Fund. Prior to April 26, 2022, the Fund may have invested its cash in Calvert Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by CRM. CRM did not receive a fee for advisory services provided to Cash Reserves Fund.
24

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2022
Notes to Financial Statements — continued

CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.49%, 0.24% and 0.20% for Class A, Class I and Class R6, respectively, of such class’s average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after January 31, 2023. For the year ended September 30, 2022, CRM waived or reimbursed expenses of $621,485.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A, Class I and Class R6 and is payable monthly. For the year ended September 30, 2022, CRM was paid administrative fees of $428,092.
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2022 amounted to $138,866 for Class A shares.
The Fund was informed that EVD received $10,750 as its portion of the sales charge on sales of Class A shares and no contingent deferred sales charges paid by Fund shareholders for the year ended September 30, 2022.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2022, sub-transfer agency fees and expenses incurred to EVM amounted to $33,063 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $214,000 ($154,000 prior to January 1, 2022), plus an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee. The Board chair receives an additional $30,000 annual fee, Committee chairs receive an additional $6,000 annual fee and the special equities liaison receives an additional $2,500 annual fee. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM.
During the year ended September 30, 2022, CRM agreed to reimburse the Fund $201,872 for a net realized loss due to a trading error. The reimbursement is included in Receivable from affiliate on the Statement of Assets and Liabilities. The impact of the reimbursement had no significant impact on total return for each Class.
3  Investment Activity
During the year ended September 30, 2022, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $192,006,939 and $90,857,587, respectively.
4  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended September 30, 2022 and September 30, 2021 was as follows:
	Year Ended September 30,
	2022	2021
Ordinary income	$6,043,599	$1,761,527
Long-term capital gains	$3,614,122	$1,830,781
During the year ended September 30, 2022, accumulated loss was increased by $438,724 and paid-in capital was increased by $438,724 due to the Fund's use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
25

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2022
Notes to Financial Statements — continued

As of September 30, 2022, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 2,508,396
Deferred capital losses	(7,340,934)
Net unrealized depreciation	(32,283,216)
Accumulated loss	$(37,115,754)
At September 30, 2022, the Fund, for federal income tax purposes, had deferred capital losses of $7,340,934 which would reduce the Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at September 30, 2022, $7,340,934 are short-term.
The cost and unrealized appreciation (depreciation) of investments of the Fund at September 30, 2022, as determined on a federal income tax basis, were as follows:
Aggregate cost	$359,950,772
Gross unrealized appreciation	$ 22,244,181
Gross unrealized depreciation	(54,527,397)
Net unrealized depreciation	$ (32,283,216)
5  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2022, the total value of securities on loan was $5,314,502 and the total value of collateral received was $5,510,076, comprised of cash of $2,235,742 and U.S. government and/or agencies securities of $3,274,334.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2022.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Common Stocks	$2,235,742	$ —	$ —	$ —	$2,235,742
The carrying amount of the liability for deposits for securities loaned at September 30, 2022 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2022.
26

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2022
Notes to Financial Statements — continued

6  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit with a group of banks, which is in effect through October 25, 2022. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2021, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings outstanding pursuant to its line of credit at September 30, 2022. The Fund did not have any significant borrowings or allocated fees during the year ended September 30, 2022. Effective October 25, 2022, the Fund renewed its line of credit agreement, which expires October 24, 2023. In connection with the renewal, the borrowing limit was decreased to $725 million.
7  Affiliated Funds
At September 30, 2022, the value of the Fund’s investment in affiliated funds was $1,165,477, which represents 0.3% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended September 30, 2022 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units/Shares, end of period
Short-Term Investments
Cash Reserves Fund	$410,422	$71,666,412	$(72,076,164)	$ (629)	$ (41)	$ —	$ 620	—
Liquidity Fund	—	28,933,762	(27,768,285)	—	—	1,165,477	5,239	1,165,477
Total				$(629)	$ (41)	$1,165,477	$5,859
27

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2022
Notes to Financial Statements — continued

8  Capital Shares
The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 75,000,000 common shares, $0.01 par value, for each Class.
Transactions in capital shares for the years ended September 30, 2022 and September 30, 2021 were as follows:
	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Amount	Shares	Amount
Class A
Shares sold	607,564	$ 22,952,188	963,338	$ 35,900,100
Reinvestment of distributions	37,337	1,463,597	13,726	461,046
Shares redeemed	(310,072)	(11,364,302)	(185,851)	(6,807,754)
Net increase	334,829	$ 13,051,483	791,213	$ 29,553,392
Class I
Shares sold	4,712,747	$172,052,965	4,507,346	$ 169,543,986
Reinvestment of distributions	150,149	5,936,888	78,518	2,657,047
Shares redeemed	(2,394,505)	(83,731,421)	(735,349)	(27,573,460)
Net increase	2,468,391	$ 94,258,432	3,850,515	$144,627,573
Class R6(1)
Shares sold	7,371	$ 249,850	—	$ —
Shares redeemed	(166)	(5,632)	—	—
Net increase	7,205	$ 244,218	—	$ —

(1)	For the period from the commencement of operations, February 1, 2022, to September 30, 2022.
9  Risks and Uncertainties
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and industries, and could continue to affect the market in significant and unforeseen ways. Other epidemics and pandemics that may arise in the future may have similar effects. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.
28

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2022
Report of Independent Registered Public Accounting Firm

To the Board of Directors of Calvert Responsible Index Series, Inc. and Shareholders of Calvert US Mid-Cap Core Responsible Index Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Calvert US Mid-Cap Core Responsible Index Fund (the "Fund") (one of the funds constituting Calvert Responsible Index Series, Inc.), including the schedule of investments, as of September 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the years ended September 30, 2020, 2019, and 2018 were audited by other auditors whose report, dated November 20, 2020, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 22, 2022
We have served as the auditor of one or more Calvert investment companies since 2021.
29

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2022
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2023 will show the tax status of all distributions paid to your account in calendar year 2022. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.
Qualified Dividend Income. For the fiscal year ended September 30, 2022, the Fund designates approximately $4,115,718, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2022 ordinary income dividends, 35.42% qualifies for the corporate dividends received deduction.
30

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2022
Board of Directors' Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended, provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of directors, including by a vote of a majority of the directors who are not “interested persons” of the fund (“Independent Directors”), cast in person at a meeting called for the purpose of considering such approval.
At a video conference meeting of the Boards of Trustees/Directors (each a “Board”) of the registered investment companies advised by Calvert Research and Management (“CRM” or the “Adviser”) (the “Calvert Funds”) held on June 14, 2022, the Board, including a majority of the Independent Directors, voted to approve continuation of existing investment advisory and investment sub-advisory agreements for the Calvert Funds for an additional one-year period. The meeting was held by video conference due to circumstances related to current or potential effects of COVID-19 pursuant to temporary exemptive relief issued by the Securities and Exchange Commission.
In evaluating the investment advisory and investment sub-advisory agreements for the Calvert Funds, the Board considered a variety of information relating to the Calvert Funds and various service providers, including the Adviser. The Independent Directors reviewed a report prepared by the Adviser regarding various services provided to the Calvert Funds by the Adviser and its affiliates. Such report included, among other data, information regarding the Adviser’s personnel and the Adviser’s revenue and cost of providing services to the Calvert Funds, and a separate report prepared by an independent data provider, which compared each fund’s investment performance, fees and expenses to those of comparable funds as identified by such independent data provider (“comparable funds”).
The Independent Directors were separately represented by independent legal counsel with respect to their consideration of the continuation of the investment advisory and investment sub-advisory agreements for the Calvert Funds. Prior to voting, the Independent Directors reviewed the proposed continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements with management and also met in private sessions with their counsel at which time no representatives of management were present.
The information that the Board considered included, among other things, the following (for funds that invest through one or more affiliated underlying fund(s), references to “each fund” in this section may include information that was considered at the underlying fund-level):
Information about Fees, Performance and Expenses
•	A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;
•	A report from an independent data provider comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to benchmark indices;
•	For each fund, comparative information concerning the fees charged and the services provided by the Adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for the Adviser with respect to each fund;
Information about Portfolio Management and Trading
•	Descriptions of the investment management services provided to each fund, including investment strategies and processes it employs;
•	Information about the Adviser’s policies and practices with respect to trading, including the Adviser’s processes for monitoring best execution of portfolio transactions;
•	Information about the allocation of brokerage transactions and the benefits received by the Adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
Information about the Adviser
•	Reports detailing the financial results and condition of CRM;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;
•	A description of CRM’s procedures for overseeing sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
31

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2022
Board of Directors' Contract Approval — continued

Other Relevant Information
•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by CRM and its affiliates; and
•	The terms of each investment advisory agreement.
Over the course of the year, the Board and its committees held regular quarterly meetings. During these meetings, the Directors participated in investment and performance reviews with the portfolio managers and other investment professionals of the Adviser relating to each fund, and considered various investment and trading strategies used in pursuing each fund’s investment objective(s), such as the use of derivative instruments, as well as risk management techniques. The Board and its committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, corporate governance and other issues with respect to the funds, and received and participated in reports and presentations provided by CRM and its affiliates with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Directors held regular video conferences in between meetings to discuss, among other topics, matters relating to the continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements.
For funds that invest through one or more affiliated underlying funds, the Board considered similar information about the underlying fund(s) when considering the approval of investment advisory agreements. In addition, in cases where the Adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any investment sub-advisory agreement.
The Independent Directors were assisted throughout the contract review process by their independent legal counsel. The Independent Directors relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and investment sub-advisory agreement and the weight to be given to each such factor. The Board, including the Independent Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board, including the Independent Directors, concluded that the continuation of the investment advisory agreement of Calvert US Mid-Cap Core Responsible Index Fund (the “Fund”), including the fee payable under the agreement, is in the best interests of the Fund’s shareholders. Accordingly, the Board, including a majority of the Independent Directors, voted to approve the continuation of the investment advisory agreement of the Fund.
Nature, Extent and Quality of Services
In considering the nature, extent and quality of the services provided by the Adviser under the investment advisory agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel, including, among other information, biographical information on the Adviser’s investment personnel and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Adviser as well as the Board’s familiarity with management through Board meetings, discussions and other reports. The Board considered the Adviser’s management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Adviser’s compliance with applicable policies and procedures, including those related to personal investing. The Board took into account, among other items, periodic reports received from the Adviser over the past year concerning the Adviser’s ongoing review and enhancement of certain processes, policies and procedures of the Calvert Funds and the Adviser. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Adviser under the investment advisory agreement.
Fund Performance
In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. The Board compared the Fund’s investment performance to that of the Fund’s peer universe and the index it is designed to track. The Board’s review included comparative performance data for the one-, three- and five-year periods ended December 31, 2021. This performance data indicated that the Fund had underperformed the median of its peer universe for the one-year period ended December 31, 2021, while it had outperformed the median of its peer universe for the three- and five-year periods ended December 31, 2021. This performance data also indicated that the Fund had underperformed the index it is designed to track for the one-, three- and five-year periods ended December 31, 2021. Based upon its review, the Board concluded that the Fund’s performance was satisfactory relative to the performance of its peer universe and the index it is designed to track.
Management Fees and Expenses
In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with those of comparable funds in its expense universe. Among other findings, the data indicated that the Fund’s advisory and administrative fees (after taking into account waivers and/or reimbursements) (referred to collectively as “management fees”) and the Fund’s total expenses (net of waivers and/or reimbursements) were each below the respective median of the Fund’s expense universe. The Board took into account the Adviser’s current undertaking to maintain expense limitations for the Fund and that the Adviser was waiving and/or reimbursing a portion of the Fund’s expenses. Based upon its review, the Board concluded that the management fees were reasonable in view of the nature, extent and quality of services provided by the Adviser.
32

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2022
Board of Directors' Contract Approval — continued

Profitability and Other “Fall-Out” Benefits
The Board reviewed the Adviser’s profitability in regard to the Fund and the Calvert Funds in the aggregate. In reviewing the overall profitability of the Fund to the Adviser, the Board also considered the fact that the Adviser and its affiliates provided sub-transfer agency support, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included the profitability of the Fund to the Adviser and its affiliates without regard to any marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered that the Adviser and its affiliates derived benefits to their reputation and other indirect benefits from their relationships with the Fund. Based upon its review, the Board concluded that the Adviser’s and its affiliates’ level of profitability from their relationships with the Fund was reasonable.
Economies of Scale
The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time. The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.
33

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2022
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 14, 2022, the Committee provided a written report to the Fund’s Board of Trustees/ Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2021 through December 31, 2021 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
34

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2022
Management and Organization

Fund Management. The Directors of Calvert Responsible Index Series, Inc. (the Corporation) are responsible for the overall management and supervision of the affairs of the Corporation. The Board members and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund's current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Board member and the Chief Compliance Officer is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009 and the business address of the Secretary, Vice President and Chief Legal Officer and the Treasurer is Two International Place, Boston, Massachusetts 02110. As used below, “CRM” refers to Calvert Research and Management and “Eaton Vance” refers to Eaton Vance Management. Each Director oversees 42 funds in the Calvert fund complex. Effective March 1, 2021, each of Eaton Vance and CRM are indirect wholly-owned subsidiaries of Morgan Stanley. Each officer affiliated with CRM may hold a position with other CRM affiliates that is comparable to his or her position with CRM listed below.
Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Director
John H. Streur(1) 1960	Director and President	Since 2015	President and Chief Executive Officer of CRM (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc.
(January 2015 - December 2016); Chief Executive Officer of Calvert
Investment Distributors, Inc. (August 2015 - December 2016); Chief
Compliance Officer of Calvert Investment Management, Inc. (August 2015 -
April 2016); President and Director, Portfolio 21 Investments, Inc.
(through October 2014); President, Chief Executive Officer and
Director, Managers Investment Group LLC (through January 2012);
President and Director, The Managers Funds and Managers AMG
Funds (through January 2012).
Other Directorships. Portfolio 21 Investments, Inc. (asset management)
(through October 2014); Managers Investment Group LLC (asset management)
(through January 2012); The Managers Funds (asset management)
(through January 2012); Managers AMG Funds (asset management)
(through January 2012); Calvert Impact Capital, Inc.
Noninterested Directors
Richard L. Baird, Jr. 1948	Director	Since 2000	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
Other Directorships. None.
Alice Gresham Bullock 1950	Chair and Director	Since 2016	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
Other Directorships. None.
Cari M. Dominguez 1949	Director	Since 2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships. ManpowerGroup Inc. (workforce solutions company);
Triple S Management Corporation (managed care); National Association of Corporate Directors.
John G. Guffey, Jr. 1948	Director	Since 2000	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships. Calvert Impact Capital, Inc. (through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Director	Since 2005	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram) (November 1999 - September 2014).
Other Directorships. Bridgeway Funds (9) (asset management).
Joy V. Jones 1950	Director	Since 2000	Attorney. Other Directorships. Palm Management Corporation.
35

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2022
Management and Organization — continued

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Directors (continued)
Anthony A. Williams 1951	Director	Since 2016	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships. Freddie Mac; Evoq Properties/Meruelo Maddux
Properties, Inc. (real estate management); Weston Solutions, Inc.
(environmental services); Bipartisan Policy Center’s Debt Reduction Task Force;
Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization); The Howard Hughes Corporation (real estate development); Old Dominion National Bank.

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Directors
Hope L. Brown 1973	Chief Compliance Officer	Since 2014	Chief Compliance Officer of 42 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Deidre E. Walsh 1971	Secretary, Vice President and Chief Legal Officer	Since 2021	Vice President of CRM and officer of 42 registered investment companies advised by CRM (since 2021). Also Vice President of Eaton Vance and certain of its affiliates and officer of 136 registered investment companies advised or administered by Eaton Vance.
James F. Kirchner 1967	Treasurer	Since 2016	Vice President of CRM and officer of 42 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 136 registered investment companies advised or administered by Eaton Vance.

(1) Mr. Streur is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
36

Calvert Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■
investment experience and risk tolerance
■
checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com

37

Calvert Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■
buy securities from us or make a wire transfer
■
give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■
affiliates from using your information to market to you
■
sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
38

Calvert Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
39

This Page Intentionally Left Blank

Investment Adviser and Administrator
Calvert Research and Management
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24193     9.30.22

Calvert
US Large-Cap Core Responsible Index Fund
Annual Report
September 30, 2022

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.
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Just go to www.calvert.com. If you already have an online account with the Calvert funds, click on Login to access your Account and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: If your shares are not held directly with the Calvert funds but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

Annual Report September 30, 2022
Calvert
US Large-Cap Core Responsible Index Fund

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2022
Management's Discussion of Fund Performance†

Economic and Market Conditions
The 12-month period starting October 1, 2021, was dominated by the ongoing effects of one black swan event — the COVID-19 pandemic — and new fallout from another — Russia’s unprovoked invasion of Ukraine.
In the opening months of the period, stock investors as well as consumers appeared to be taking a “glass is half full” approach. Despite the appearance of a new and more contagious COVID-19 variant, the highest inflation readings in nearly four decades, and the U.S. Federal Reserve’s (the Fed’s) announcement that it would begin tapering bond purchases that had supported economic growth, major U.S. equity indexes repeatedly closed at new all-time highs during the final quarter of 2021. As consumers rushed to spend money saved during the early months of the pandemic, Mastercard, Inc. reported its highest retail sales on record during the 2021 holiday season.
But as the new year began, investors appeared to reevaluate the twin threats of inflation and interest rate hikes, and stock performance turned negative. In February, Russia’s invasion of Ukraine sent shock waves through U.S. and global markets, exacerbating inflationary pressures on energy and food costs.
As the Fed’s outlook on inflation worsened from “transitory” to “persistent”, investors began to expect that the Fed would raise interest rates at every 2022 policy meeting and, in turn, worried that aggressive rate hikes could tip the U.S. economy into recession. At its June, July, and September meetings, the Fed hiked the federal funds rate 0.75% each time — its first moves of that magnitude since 1994. Higher interest rates, inflation, and recessionary worries drove stock prices down, with rate-sensitive technology stocks — which had been star performers early in the pandemic — suffering some of the worst declines.
For the period as a whole, the blue-chip Dow Jones Industrial Average® returned -13.40%; the S&P 500®Index, a broad measure of U.S. stocks, lost 15.47%; and the technology-laden Nasdaq Composite Index fell 26.25%.
Fund Performance
For the 12-month period ended September 30, 2022, Calvert US Large-Cap Core Responsible Index Fund (the Fund) returned -19.64% for Class A shares at net asset value (NAV). The Fund underperformed its primary benchmark, the Russell 1000® Index (the Russell Index), which returned -17.22%; and underperformed its secondary benchmark, the Calvert US Large-Cap Core Responsible Index (the Calvert Index), which returned -19.38% during the period.
The Fund’s underperformance versus the Calvert Index was due primarily to Fund expenses and fees, which the Calvert Index does not incur.
Of the Fund’s 11 market sectors, only utilities and consumer staples delivered positive returns during the period. The weakest-performing sectors were real estate, communication services, information technology, and consumer discretionary.
The Fund’s underweight position relative to the Russell Index in the energy sector, as well as stock selections within the sector, detracted from performance versus the Russell Index. The combination of increased oil and gas demand from the reopening of the global economy and tightening supplies as a result of Russia’s invasion of Ukraine caused energy prices to soar, making energy the strongest performing sector in the Russell Index during the period. Within the sector, not owning Russell Index components and major oil and gas exploration and production firms Exxon Mobil Corp., Chevron Corp., and ConocoPhillips detracted from Fund returns relative to the Russell Index as their stock prices rose sharply.
Stock selections in the health care and financials sectors detracted from performance relative to the Russell Index as well. Within health care, not owning Russell Index component and health care provider UnitedHealth Group, Inc. hurt relative performance as the firm’s stock price advanced on expanding membership in its Medicare Advantage and commercial lines of business.
On the positive side, security selections and an underweight position in the communication services sector — the second-worst performing sector in the Index during the period — contributed to Fund performance versus the Russell Index. Security selections in the industrials sector, along with security selections and an overweight position in the consumer staples sector, helped relative performance as well.
Within communication services, not owning Russell Index component and Facebook parent company Meta Platforms, Inc. (Meta) contributed to relative performance as its stock price sank during the period. Meta’s share price was weighed down by investor concerns about softening user engagement with Facebook, the departure of the firm’s well-respected longtime chief operating officer, and the 2021 announcement of a shift in the company’s direction toward the “metaverse” — a virtual-reality space in which computer users interact with other users — which will require significant capital investment.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
2

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2022
Performance

Portfolio Manager(s) Thomas C. Seto of Calvert Research and Management
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	06/30/2000	06/30/2000	(19.64)%	9.17%	11.56%
Class A with 4.75% Maximum Sales Charge	—	—	(23.45)	8.11	11.02
Class C at NAV	06/30/2000	06/30/2000	(20.24)	8.35	10.87
Class C with 1% Maximum Deferred Sales Charge	—	—	(21.03)	8.35	10.87
Class I at NAV	06/30/2000	06/30/2000	(19.45)	9.47	11.97
Class R6 at NAV	10/03/2017	06/30/2000	(19.42)	9.50	11.99

Russell 1000® Index	—	—	(17.22)%	8.99%	11.60%
Calvert US Large-Cap Core Responsible Index	—	—	(19.38)	9.79	12.32

% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I	Class R6
Gross	0.59%	1.34%	0.34%	0.29%
Net	0.49	1.24	0.24	0.19
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment[2]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2012	$28,082	N.A.
Class I, at minimum investment	$1,000,000	09/30/2012	$3,099,406	N.A.
Class R6, at minimum investment	$5,000,000	09/30/2012	$15,518,797	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
3

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2022
Fund Profile

Sector Allocation (% of net assets)[1]
Top 10 Holdings (% of net assets)[1]
Apple, Inc.	7.0%
Microsoft Corp.	5.4
Alphabet, Inc., Class A	3.5
Amazon.com, Inc.	3.2
Tesla, Inc.	2.3
JPMorgan Chase & Co.	1.1
Procter & Gamble Co. (The)	1.0
Visa, Inc., Class A	1.0
NVIDIA Corp.	1.0
Home Depot, Inc. (The)	1.0
Total	26.5%

Footnotes:
[1]	Excludes cash and cash equivalents.
4

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2022
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Russell 1000® Index is an unmanaged index of U.S. large-cap stocks. Calvert US Large-Cap Core Responsible Index (the “Calvert Index”) is composed of common stocks of large companies that operate their businesses in a manner consistent with the Calvert Principles for Responsible Investment. Large companies are the 1,000 largest publicly traded U.S. companies based on market capitalization, excluding real estate investment trusts and business development companies. The Calvert Principles for Responsible Investment serve as a framework for considering environmental, social and governance factors that may affect investment performance. Stocks are weighted in the Calvert Index based on their float-adjusted market capitalization within the relevant sector, subject to certain prescribed limits. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance presented in the Financial Highlights included in the financial statements is not linked.
Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase. The average annual total returns listed for Class C reflect conversion to Class A shares after eight years. Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/23. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Additional Information
S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund.

5

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2022
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2022 to September 30, 2022).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (4/1/22)	Ending Account Value (9/30/22)	Expenses Paid During Period* (4/1/22 – 9/30/22)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$ 788.60	$2.20 **	0.49%
Class C	$1,000.00	$ 785.50	$5.55 **	1.24%
Class I	$1,000.00	$ 789.40	$1.08 **	0.24%
Class R6	$1,000.00	$ 789.60	$0.85 **	0.19%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,022.61	$2.48 **	0.49%
Class C	$1,000.00	$1,018.85	$6.28 **	1.24%
Class I	$1,000.00	$1,023.87	$1.22 **	0.24%
Class R6	$1,000.00	$1,024.12	$0.96 **	0.19%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2022.
**	Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.
6

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2022
Schedule of Investments

Common Stocks — 99.9%

Security	Shares	Value
Aerospace & Defense — 0.2%
Axon Enterprise, Inc.(1)	13,683	$ 1,583,807
Curtiss-Wright Corp.	6,547	911,080
HEICO Corp.	9,763	1,405,677
Hexcel Corp.	13,579	702,306
Woodward, Inc.	11,468	920,422
		$ 5,523,292
Air Freight & Logistics — 0.7%
C.H. Robinson Worldwide, Inc.	18,195	$ 1,752,360
Expeditors International of Washington, Inc.	23,113	2,041,109
FedEx Corp.	31,663	4,701,006
GXO Logistics, Inc.(1)	14,264	500,096
United Parcel Service, Inc., Class B	97,394	15,733,027
		$ 24,727,598
Airlines — 0.2%
Alaska Air Group, Inc.(1)	19,298	$ 755,517
American Airlines Group, Inc.(1)	88,283	1,062,927
Delta Air Lines, Inc.(1)	80,576	2,260,962
Southwest Airlines Co.(1)	83,589	2,577,885
		$ 6,657,291
Auto Components — 0.2%
Aptiv PLC(1)	37,983	$ 2,970,650
Autoliv, Inc.	10,909	726,867
BorgWarner, Inc.	34,215	1,074,351
Gentex Corp.	28,406	677,199
Lear Corp.	8,990	1,076,013
		$ 6,525,080
Automobiles — 2.7%
Ford Motor Co.	523,490	$ 5,863,088
General Motors Co.	193,749	6,217,405
Harley-Davidson, Inc.	17,804	621,004
Rivian Automotive, Inc., Class A(1)(2)	23,678	779,243
Tesla, Inc.(1)	312,317	82,842,084
Thor Industries, Inc.	6,696	468,586
		$ 96,791,410
Banks — 5.0%
Bank of America Corp.	952,704	$ 28,771,661
Bank OZK	13,390	529,708
BOK Financial Corp.	2,833	251,740
Cadence Bank	27,579	700,782
Security	Shares	Value
Banks (continued)
Citigroup, Inc.	291,774	$ 12,158,223
Citizens Financial Group, Inc.	74,149	2,547,760
Comerica, Inc.	21,543	1,531,707
Commerce Bancshares, Inc.	18,955	1,254,063
Cullen/Frost Bankers, Inc.	10,212	1,350,231
East West Bancorp, Inc.	19,690	1,321,987
F.N.B. Corp.	52,079	604,116
Fifth Third Bancorp	96,512	3,084,524
First Citizens Bancshares, Inc., Class A	1,638	1,306,190
First Financial Bankshares, Inc.	16,059	671,748
First Horizon Corp.	80,133	1,835,046
First Interstate BancSystem, Inc., Class A	13,689	552,351
First Republic Bank	25,453	3,322,889
Glacier Bancorp, Inc.	19,816	973,560
Hancock Whitney Corp.	12,858	589,025
Home BancShares, Inc.	22,755	512,215
Huntington Bancshares, Inc.	219,142	2,888,292
JPMorgan Chase & Co.	373,437	39,024,166
KeyCorp	139,902	2,241,230
M&T Bank Corp.	27,646	4,874,543
Old National Bancorp	43,636	718,685
Pinnacle Financial Partners, Inc.	13,794	1,118,693
PNC Financial Services Group, Inc. (The)	60,971	9,110,287
Popular, Inc.	9,320	671,599
Prosperity Bancshares, Inc.	12,231	815,563
Regions Financial Corp.	142,291	2,855,780
ServisFirst Bancshares, Inc.	7,322	585,760
Signature Bank	10,308	1,556,508
SouthState Corp.	12,620	998,494
SVB Financial Group(1)	8,501	2,854,466
Synovus Financial Corp.	25,700	964,007
Truist Financial Corp.	200,620	8,734,995
U.S. Bancorp	225,178	9,079,177
UMB Financial Corp.	8,611	725,821
United Bankshares, Inc.	25,199	900,864
Valley National Bancorp	46,832	505,786
Webster Financial Corp.	24,164	1,092,213
Wells Fargo & Co.	555,491	22,341,848
Western Alliance Bancorp	14,818	974,135
Wintrust Financial Corp.	6,225	507,649
Zions Bancorp NA	19,408	987,091
		$ 180,997,178
Beverages — 1.8%
Coca-Cola Co. (The)	527,060	$ 29,525,901
Coca-Cola Consolidated, Inc.	885	364,381
Keurig Dr Pepper, Inc.	150,564	5,393,203

7
See Notes to Financial Statements.

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2022
Schedule of Investments — continued

Security	Shares	Value
Beverages (continued)
PepsiCo, Inc.	186,657	$ 30,473,622
		$ 65,757,107
Biotechnology — 3.5%
AbbVie, Inc.	241,340	$ 32,390,241
Alkermes PLC(1)	25,933	579,084
Alnylam Pharmaceuticals, Inc.(1)	19,078	3,818,652
Amgen, Inc.	84,650	19,080,110
Apellis Pharmaceuticals, Inc.(1)	14,184	968,767
Biogen, Inc.(1)	23,103	6,168,501
Biohaven Pharmaceutical Holding Co., Ltd.(1)	10,622	1,605,728
BioMarin Pharmaceutical, Inc.(1)	30,109	2,552,340
Exact Sciences Corp.(1)	25,895	841,329
Exelixis, Inc.(1)	40,744	638,866
Gilead Sciences, Inc.	204,774	12,632,508
Halozyme Therapeutics, Inc.(1)	25,431	1,005,542
Horizon Therapeutics PLC(1)	33,487	2,072,510
Incyte Corp.(1)	31,597	2,105,624
Ionis Pharmaceuticals, Inc.(1)	19,122	845,766
Moderna, Inc.(1)	55,411	6,552,351
Neurocrine Biosciences, Inc.(1)	16,355	1,737,065
Regeneron Pharmaceuticals, Inc.(1)	16,433	11,320,201
Sarepta Therapeutics, Inc.(1)	15,514	1,714,918
Seagen, Inc.(1)	22,368	3,060,613
United Therapeutics Corp.(1)	7,777	1,628,348
Vertex Pharmaceuticals, Inc.(1)	41,359	11,975,085
		$ 125,294,149
Building Products — 1.0%
Advanced Drainage Systems, Inc.	13,343	$ 1,659,469
Allegion PLC	18,093	1,622,580
Carlisle Cos., Inc.	17,468	4,898,202
Carrier Global Corp.	170,364	6,058,144
Fortune Brands Home & Security, Inc.	17,279	927,710
Johnson Controls International PLC	141,633	6,971,176
Lennox International, Inc.	6,566	1,462,051
Masco Corp.	31,627	1,476,665
Owens Corning	30,677	2,411,519
Simpson Manufacturing Co., Inc.	8,648	678,003
Trane Technologies PLC	47,461	6,872,827
Trex Co., Inc.(1)	14,931	656,068
UFP Industries, Inc.	5,762	415,786
		$ 36,110,200
Capital Markets — 3.9%
Affiliated Managers Group, Inc.	5,309	$ 593,812
Security	Shares	Value
Capital Markets (continued)
Ameriprise Financial, Inc.	16,733	$ 4,215,879
Ares Management Corp., Class A	21,755	1,347,722
Bank of New York Mellon Corp. (The)	115,563	4,451,487
BlackRock, Inc.	22,261	12,249,783
Blackstone, Inc.	105,633	8,841,482
Carlyle Group, Inc. (The)	24,373	629,798
Cboe Global Markets, Inc.	16,484	1,934,727
Charles Schwab Corp. (The)	225,992	16,242,045
CME Group, Inc.	54,362	9,629,141
Coinbase Global, Inc., Class A(1)	22,348	1,441,223
Evercore, Inc., Class A	3,530	290,343
FactSet Research Systems, Inc.	5,632	2,253,420
Franklin Resources, Inc.(2)	47,893	1,030,657
Goldman Sachs Group, Inc. (The)	51,384	15,058,081
Houlihan Lokey, Inc.	9,871	744,076
Interactive Brokers Group, Inc., Class A	14,226	909,184
Intercontinental Exchange, Inc.	84,061	7,594,911
Invesco, Ltd.	58,955	807,684
Jefferies Financial Group, Inc.	29,880	881,460
KKR & Co., Inc.	81,128	3,488,504
LPL Financial Holdings, Inc.	11,232	2,453,967
MarketAxess Holdings, Inc.	4,905	1,091,314
Moody's Corp.	23,742	5,771,918
Morningstar, Inc.	3,966	842,061
MSCI, Inc.	11,624	4,902,887
Nasdaq, Inc.	48,816	2,766,891
Northern Trust Corp.	28,577	2,445,048
Raymond James Financial, Inc.	29,392	2,904,517
S&P Global, Inc.	48,666	14,860,163
SEI Investments Co.	14,768	724,370
State Street Corp.	51,657	3,141,262
Stifel Financial Corp.	17,068	886,000
T. Rowe Price Group, Inc.	31,600	3,318,316
Tradeweb Markets, Inc., Class A	17,457	984,924
Virtu Financial, Inc., Class A	16,534	343,411
		$ 142,072,468
Chemicals — 1.5%
Air Products & Chemicals, Inc.	46,462	$ 10,813,101
Ashland, Inc.	9,807	931,371
Avient Corp.	22,057	668,327
Axalta Coating Systems, Ltd.(1)	50,541	1,064,394
Cabot Corp.	11,242	718,251
Celanese Corp.	20,129	1,818,454
Eastman Chemical Co.	24,642	1,750,814
Ecolab, Inc.	52,869	7,635,341
FMC Corp.	24,064	2,543,565

8
See Notes to Financial Statements.

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2022
Schedule of Investments — continued

Security	Shares	Value
Chemicals (continued)
Huntsman Corp.	32,016	$ 785,673
International Flavors & Fragrances, Inc.	51,898	4,713,895
Livent Corp.(1)(2)	32,336	991,099
Mosaic Co. (The)	75,007	3,625,088
PPG Industries, Inc.	48,112	5,325,517
Sherwin-Williams Co. (The)	50,635	10,367,516
		$ 53,752,406
Commercial Services & Supplies — 0.9%
Cintas Corp.	10,956	$ 4,253,010
Clean Harbors, Inc.(1)	12,237	1,345,825
Copart, Inc.(1)	30,780	3,274,992
IAA, Inc.(1)	15,744	501,446
MSA Safety, Inc.	8,207	896,861
Republic Services, Inc.	48,028	6,533,729
Stericycle, Inc.(1)	21,286	896,353
Tetra Tech, Inc.	11,133	1,430,925
Waste Management, Inc.	78,915	12,642,972
		$ 31,776,113
Communications Equipment — 0.9%
Arista Networks, Inc.(1)	29,864	$ 3,371,347
Ciena Corp.(1)	16,458	665,397
Cisco Systems, Inc.	538,102	21,524,080
F5, Inc.(1)	8,244	1,193,154
Juniper Networks, Inc.	37,122	969,627
Lumentum Holdings, Inc.(1)	9,562	655,666
Motorola Solutions, Inc.	22,404	5,017,824
		$ 33,397,095
Construction & Engineering — 0.3%
AECOM	33,272	$ 2,274,807
EMCOR Group, Inc.	13,741	1,586,811
MasTec, Inc.(1)	16,068	1,020,318
Quanta Services, Inc.	34,024	4,334,317
Valmont Industries, Inc.	5,012	1,346,323
		$ 10,562,576
Construction Materials — 0.2%
Vulcan Materials Co.	44,876	$ 7,077,394
		$ 7,077,394
Consumer Finance — 0.7%
Ally Financial, Inc.	42,829	$ 1,191,931
American Express Co.	89,295	12,046,788
Capital One Financial Corp.	57,446	5,294,798
Security	Shares	Value
Consumer Finance (continued)
Credit Acceptance Corp.(1)(2)	1,437	$ 629,406
Discover Financial Services	42,144	3,831,733
OneMain Holdings, Inc.	16,018	472,851
SLM Corp.	48,615	680,124
SoFi Technologies, Inc.(1)	118,404	577,812
Synchrony Financial	73,453	2,070,640
Upstart Holdings, Inc.(1)(2)	10,000	207,900
		$ 27,003,983
Containers & Packaging — 0.5%
AptarGroup, Inc.	13,340	$ 1,267,700
Avery Dennison Corp.	17,565	2,857,825
Ball Corp.	65,196	3,150,271
Berry Global Group, Inc.(1)	29,481	1,371,751
Crown Holdings, Inc.	23,626	1,914,415
Graphic Packaging Holding Co.	52,783	1,041,936
Packaging Corp. of America	17,596	1,975,855
Silgan Holdings, Inc.	12,804	538,280
Sonoco Products Co.	17,050	967,247
WestRock Co.	51,235	1,582,649
		$ 16,667,929
Distributors — 0.2%
Genuine Parts Co.	18,010	$ 2,689,253
LKQ Corp.	37,177	1,752,896
Pool Corp.	4,776	1,519,771
		$ 5,961,920
Diversified Consumer Services — 0.1%
ADT, Inc.	16,799	$ 125,824
Bright Horizons Family Solutions, Inc.(1)	8,169	470,943
H&R Block, Inc.	23,553	1,001,945
Service Corp. International	19,420	1,121,311
Terminix Global Holdings, Inc.(1)	15,248	583,846
		$ 3,303,869
Diversified Financial Services — 0.1%
Equitable Holdings, Inc.	50,312	$ 1,325,721
Voya Financial, Inc.	12,965	784,383
		$ 2,110,104
Diversified Telecommunication Services — 1.0%
AT&T, Inc.	931,086	$ 14,282,859
Iridium Communications, Inc.(1)	16,712	741,511
Lumen Technologies, Inc.	151,454	1,102,585

9
See Notes to Financial Statements.

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2022
Schedule of Investments — continued

Security	Shares	Value
Diversified Telecommunication Services (continued)
Verizon Communications, Inc.	546,777	$ 20,761,123
		$ 36,888,078
Electric Utilities — 1.4%
Alliant Energy Corp.	58,678	$ 3,109,347
Avangrid, Inc.(2)	20,591	858,645
Constellation Energy Corp.	78,101	6,497,222
Eversource Energy	82,565	6,436,767
Hawaiian Electric Industries, Inc.	22,356	774,859
NextEra Energy, Inc.	286,165	22,438,198
NRG Energy, Inc.	52,752	2,018,819
Portland General Electric Co.	21,243	923,221
Xcel Energy, Inc.	125,682	8,043,648
		$ 51,100,726
Electrical Equipment — 1.2%
Acuity Brands, Inc.	6,339	$ 998,202
AMETEK, Inc.	47,068	5,337,982
Atkore, Inc.(1)	8,944	695,933
ChargePoint Holdings, Inc.(1)(2)	33,725	497,781
Eaton Corp. PLC	84,348	11,248,649
Emerson Electric Co.	125,478	9,187,499
Generac Holdings, Inc.(1)	12,162	2,166,539
Hubbell, Inc.	10,910	2,432,930
nVent Electric PLC	27,624	873,195
Regal Rexnord Corp.	12,123	1,701,584
Rockwell Automation, Inc.	23,683	5,094,450
Sensata Technologies Holding PLC	31,243	1,164,739
Sunrun, Inc.(1)	29,423	811,780
Vertiv Holdings Co.	69,701	677,494
		$ 42,888,757
Electronic Equipment, Instruments & Components — 1.0%
Amphenol Corp., Class A	121,148	$ 8,112,070
Arrow Electronics, Inc.(1)	6,623	610,574
Avnet, Inc.	12,127	438,027
CDW Corp.	17,531	2,736,239
Cognex Corp.	35,063	1,453,361
Coherent Corp.(1)	22,128	771,161
Corning, Inc.	94,432	2,740,417
IPG Photonics Corp.(1)	3,804	320,867
Jabil, Inc.	15,935	919,609
Keysight Technologies, Inc.(1)	38,348	6,034,441
Littelfuse, Inc.	4,405	875,229
National Instruments Corp.	12,572	474,467
Novanta, Inc.(1)	7,626	881,947
Security	Shares	Value
Electronic Equipment, Instruments & Components (continued)
Rogers Corp.(1)	2,455	$ 593,815
TD SYNNEX Corp.	3,656	296,831
Teledyne Technologies, Inc.(1)	9,519	3,212,377
Trimble, Inc.(1)	51,466	2,793,060
Zebra Technologies Corp., Class A(1)	6,550	1,716,166
		$ 34,980,658
Energy Equipment & Services — 0.2%
Baker Hughes Co.	334,127	$ 7,003,302
		$ 7,003,302
Entertainment — 1.5%
AMC Entertainment Holdings, Inc., Class A(1)(2)	74,379	$ 518,422
Electronic Arts, Inc.	34,345	3,974,060
Liberty Media Corp.-Liberty Formula One, Class A(1)	2,450	128,674
Live Nation Entertainment, Inc.(1)	21,315	1,620,793
Netflix, Inc.(1)	58,191	13,700,489
ROBLOX Corp., Class A(1)	53,154	1,905,039
Roku, Inc.(1)	15,348	865,627
Take-Two Interactive Software, Inc.(1)	20,124	2,193,516
Walt Disney Co. (The)(1)	253,722	23,933,596
Warner Bros. Discovery, Inc.(1)	319,939	3,679,298
Warner Music Group Corp., Class A	19,984	463,829
		$ 52,983,343
Food & Staples Retailing — 1.9%
Albertsons Cos., Inc., Class A	21,817	$ 542,371
BJ's Wholesale Club Holdings, Inc.(1)	16,609	1,209,301
Casey's General Stores, Inc.	6,806	1,378,351
Costco Wholesale Corp.	54,841	25,899,759
Kroger Co. (The)	130,298	5,700,538
Performance Food Group Co.(1)	25,075	1,076,971
Sysco Corp.	93,246	6,593,425
US Foods Holding Corp.(1)	40,557	1,072,327
Walmart, Inc.	179,303	23,255,599
		$ 66,728,642
Food Products — 1.6%
Bunge, Ltd.	25,029	$ 2,066,645
Campbell Soup Co.	35,599	1,677,425
Conagra Brands, Inc.	87,883	2,867,622
Darling Ingredients, Inc.(1)	28,014	1,853,126
Flowers Foods, Inc.	42,955	1,060,559
General Mills, Inc.	110,895	8,495,666
Hershey Co. (The)	26,735	5,894,265
Hormel Foods Corp.	57,508	2,613,164

10
See Notes to Financial Statements.

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2022
Schedule of Investments — continued

Security	Shares	Value
Food Products (continued)
Ingredion, Inc.	13,407	$ 1,079,532
JM Smucker Co. (The)	20,571	2,826,661
Kellogg Co.	46,588	3,245,320
Kraft Heinz Co. (The)	127,781	4,261,496
Lamb Weston Holdings, Inc.	28,796	2,228,234
McCormick & Co., Inc.(2)	49,732	3,544,400
Mondelez International, Inc., Class A	246,720	13,527,658
Post Holdings, Inc.(1)	12,663	1,037,226
		$ 58,278,999
Gas Utilities — 0.0%(3)
New Jersey Resources Corp.	22,897	$ 886,114
ONE Gas, Inc.	12,707	894,446
		$ 1,780,560
Health Care Equipment & Supplies — 3.8%
Abbott Laboratories	252,220	$ 24,404,807
ABIOMED, Inc.(1)	6,382	1,567,802
Align Technology, Inc.(1)	11,873	2,459,017
Baxter International, Inc.	82,273	4,431,224
Becton, Dickinson and Co.	46,619	10,388,112
Boston Scientific Corp.(1)	233,184	9,031,216
Cooper Cos., Inc. (The)	8,098	2,137,062
DENTSPLY SIRONA, Inc.	35,033	993,186
DexCom, Inc.(1)	63,750	5,134,425
Edwards Lifesciences Corp.(1)	97,295	8,039,486
Envista Holdings Corp.(1)	21,529	706,367
Globus Medical, Inc., Class A(1)	18,086	1,077,383
Hologic, Inc.(1)	39,658	2,558,734
ICU Medical, Inc.(1)	3,229	486,287
IDEXX Laboratories, Inc.(1)	13,164	4,288,831
Insulet Corp.(1)	11,231	2,576,391
Integra LifeSciences Holdings Corp.(1)	9,182	388,950
Intuitive Surgical, Inc.(1)	58,141	10,897,949
iRhythm Technologies, Inc.(1)	4,710	590,069
Masimo Corp.(1)	8,514	1,201,836
Medtronic PLC	211,911	17,111,813
Novocure, Ltd.(1)	13,956	1,060,377
Omnicell, Inc.(1)	6,616	575,791
Penumbra, Inc.(1)	6,629	1,256,858
ResMed, Inc.	23,832	5,202,526
STERIS PLC	14,917	2,480,399
Stryker Corp.	57,453	11,636,531
Tandem Diabetes Care, Inc.(1)	8,579	410,505
Teleflex, Inc.	7,790	1,569,373
Security	Shares	Value
Health Care Equipment & Supplies (continued)
Zimmer Biomet Holdings, Inc.	32,844	$ 3,433,840
		$ 138,097,147
Health Care Providers & Services — 2.0%
AMN Healthcare Services, Inc.(1)	6,399	$ 678,038
Centene Corp.(1)	93,244	7,255,316
Chemed Corp.	2,008	876,613
CVS Health Corp.	205,260	19,575,646
DaVita, Inc.(1)	10,074	833,825
Elevance Health, Inc.	38,775	17,613,156
Encompass Health Corp.	12,962	586,271
Enhabit, Inc.(1)	6,481	90,993
Ensign Group, Inc. (The)	8,432	670,344
Guardant Health, Inc.(1)	14,210	764,924
HealthEquity, Inc.(1)	11,570	777,157
Henry Schein, Inc.(1)	23,039	1,515,275
Humana, Inc.	20,646	10,017,233
Laboratory Corp. of America Holdings	15,215	3,116,184
LHC Group, Inc.(1)	4,578	749,235
Molina Healthcare, Inc.(1)	9,876	3,257,500
Option Care Health, Inc.(1)	22,841	718,806
Premier, Inc., Class A	18,849	639,735
Quest Diagnostics, Inc.	18,791	2,305,468
R1 RCM, Inc.(1)	26,713	494,992
		$ 72,536,711
Health Care Technology — 0.1%
Change Healthcare, Inc.(1)	42,321	$ 1,163,405
Doximity, Inc., Class A(1)(2)	11,619	351,126
Teladoc Health, Inc.(1)(2)	24,329	616,740
Veeva Systems, Inc., Class A(1)	18,981	3,129,587
		$ 5,260,858
Hotels, Restaurants & Leisure — 1.9%
Airbnb, Inc., Class A(1)	47,958	$ 5,037,508
Aramark	50,268	1,568,362
Booking Holdings, Inc.(1)	5,273	8,664,646
Chipotle Mexican Grill, Inc.(1)	5,057	7,599,457
Choice Hotels International, Inc.	3,713	406,648
Darden Restaurants, Inc.	24,471	3,091,177
Domino's Pizza, Inc.	7,193	2,231,269
Expedia Group, Inc.(1)	18,923	1,772,896
Hilton Grand Vacations, Inc.(1)	12,459	409,777
Hilton Worldwide Holdings, Inc.	40,468	4,881,250
Hyatt Hotels Corp., Class A(1)	5,059	409,577
Marriott International, Inc., Class A	39,346	5,513,948

11
See Notes to Financial Statements.

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2022
Schedule of Investments — continued

Security	Shares	Value
Hotels, Restaurants & Leisure (continued)
Marriott Vacations Worldwide Corp.	4,891	$ 596,017
Planet Fitness, Inc., Class A(1)	12,440	717,290
Starbucks Corp.	194,140	16,358,236
Texas Roadhouse, Inc.	13,421	1,171,117
Travel + Leisure Co.	9,867	336,662
Vail Resorts, Inc.	6,182	1,333,087
Wyndham Hotels & Resorts, Inc.	11,818	725,034
Yum! Brands, Inc.	51,532	5,479,913
		$ 68,303,871
Household Durables — 0.5%
D.R. Horton, Inc.	75,327	$ 5,073,273
Helen of Troy, Ltd.(1)	2,654	255,952
Leggett & Platt, Inc.	15,713	521,986
Lennar Corp., Class A	59,037	4,401,208
Mohawk Industries, Inc.(1)	7,595	692,588
Newell Brands, Inc.	43,520	604,493
NVR, Inc.(1)	687	2,739,124
PulteGroup, Inc.	58,196	2,182,350
Tempur Sealy International, Inc.	28,812	695,522
TopBuild Corp.(1)	6,941	1,143,738
Whirlpool Corp.	7,454	1,004,874
		$ 19,315,108
Household Products — 1.5%
Church & Dwight Co., Inc.	28,139	$ 2,010,250
Clorox Co. (The)	15,502	1,990,302
Colgate-Palmolive Co.	104,344	7,330,166
Kimberly-Clark Corp.	40,226	4,527,034
Procter & Gamble Co. (The)	296,528	37,436,660
Reynolds Consumer Products, Inc.(2)	5,100	132,651
		$ 53,427,063
Independent Power and Renewable Electricity Producers — 0.2%
AES Corp. (The)	156,735	$ 3,542,211
Brookfield Renewable Corp., Class A	44,460	1,452,953
Clearway Energy, Inc., Class C	22,211	707,420
Ormat Technologies, Inc.(2)	10,753	926,909
		$ 6,629,493
Insurance — 2.6%
Aflac, Inc.	85,800	$ 4,821,960
Alleghany Corp.(1)	1,855	1,557,031
Allstate Corp. (The)	40,309	5,019,680
American Financial Group, Inc.	8,904	1,094,569
American International Group, Inc.	113,264	5,377,775
Security	Shares	Value
Insurance (continued)
Arch Capital Group, Ltd.(1)	51,514	$ 2,345,948
Assurant, Inc.	7,237	1,051,319
Axis Capital Holdings, Ltd.	11,680	574,072
Brown & Brown, Inc.	30,628	1,852,381
Cincinnati Financial Corp.	23,625	2,116,091
Enstar Group, Ltd.(1)	2,089	354,273
Erie Indemnity Co., Class A	3,679	817,878
Everest Re Group, Ltd.	6,034	1,583,563
Fidelity National Financial, Inc.	39,896	1,444,235
First American Financial Corp.	12,153	560,253
Globe Life, Inc.	13,850	1,380,845
Hanover Insurance Group, Inc. (The)	4,418	566,123
Hartford Financial Services Group, Inc. (The)	46,087	2,854,629
Kinsale Capital Group, Inc.	3,254	831,137
Lincoln National Corp.	20,704	909,113
Markel Corp.(1)	2,001	2,169,524
Marsh & McLennan Cos., Inc.	75,378	11,253,182
MetLife, Inc.	105,895	6,436,298
Old Republic International Corp.	42,947	898,881
Primerica, Inc.	5,736	708,109
Principal Financial Group, Inc.	36,178	2,610,243
Progressive Corp. (The)	88,088	10,236,706
Prudential Financial, Inc.	53,752	4,610,847
Reinsurance Group of America, Inc.	11,341	1,426,811
RenaissanceRe Holdings, Ltd.	7,066	991,996
RLI Corp.	4,743	485,588
Ryan Specialty Holdings, Inc.(1)	10,000	406,200
Selective Insurance Group, Inc.	8,916	725,762
Travelers Cos., Inc. (The)	35,348	5,415,314
Unum Group	34,853	1,352,296
W.R. Berkley Corp.	31,841	2,056,292
Willis Towers Watson PLC	17,484	3,513,235
		$ 92,410,159
Interactive Media & Services — 3.7%
Alphabet, Inc., Class A(1)	1,322,992	$ 126,544,185
IAC, Inc.(1)	12,541	694,520
Match Group, Inc.(1)	34,813	1,662,321
Pinterest, Inc., Class A(1)	74,626	1,738,786
Snap, Inc., Class A(1)	139,856	1,373,386
ZoomInfo Technologies, Inc., Class A(1)	36,468	1,519,257
		$ 133,532,455
Internet & Direct Marketing Retail — 3.4%
Amazon.com, Inc.(1)	1,035,079	$ 116,963,927
Chewy, Inc., Class A(1)	9,570	293,990

12
See Notes to Financial Statements.

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2022
Schedule of Investments — continued

Security	Shares	Value
Internet & Direct Marketing Retail (continued)
eBay, Inc.	68,222	$ 2,511,252
Etsy, Inc.(1)	16,765	1,678,680
Wayfair, Inc., Class A(1)(2)	8,757	285,040
		$ 121,732,889
IT Services — 5.2%
Accenture PLC, Class A	82,160	$ 21,139,768
Affirm Holdings, Inc.(1)	25,669	481,550
Akamai Technologies, Inc.(1)	21,008	1,687,363
Amdocs, Ltd.	14,063	1,117,305
Automatic Data Processing, Inc.	54,128	12,243,212
Block, Inc., Class A(1)	68,304	3,756,037
Broadridge Financial Solutions, Inc.	16,128	2,327,593
Cloudflare, Inc., Class A(1)	36,158	1,999,899
Cognizant Technology Solutions Corp., Class A	70,053	4,023,844
Concentrix Corp.	7,077	790,006
DXC Technology Co.(1)	27,082	662,967
EPAM Systems, Inc.(1)	7,499	2,716,063
Euronet Worldwide, Inc.(1)	7,279	551,457
ExlService Holdings, Inc.(1)	4,250	626,280
Fidelity National Information Services, Inc.	80,871	6,111,421
Fiserv, Inc.(1)	81,406	7,617,159
Gartner, Inc.(1)	10,259	2,838,563
Genpact, Ltd.	27,262	1,193,258
International Business Machines Corp.	116,953	13,895,186
Jack Henry & Associates, Inc.	8,677	1,581,557
Marqeta, Inc., Class A(1)(2)	50,122	356,869
Mastercard, Inc., Class A	111,096	31,589,037
Okta, Inc.(1)	19,582	1,113,628
Paychex, Inc.	43,069	4,832,773
PayPal Holdings, Inc.(1)	148,700	12,798,609
Snowflake, Inc., Class A(1)	35,444	6,024,062
SS&C Technologies Holdings, Inc.	27,152	1,296,508
Switch, Inc., Class A	35,163	1,184,641
Toast, Inc., Class A(1)	25,000	418,000
Twilio, Inc., Class A(1)	23,304	1,611,239
VeriSign, Inc.(1)	12,043	2,091,869
Visa, Inc., Class A	210,549	37,404,030
WEX, Inc.(1)	6,147	780,300
		$ 188,862,053
Leisure Products — 0.1%
Brunswick Corp.	13,999	$ 916,235
Hasbro, Inc.	15,358	1,035,436
Mattel, Inc.(1)	49,315	934,026
		$ 2,885,697
Security	Shares	Value
Life Sciences Tools & Services — 2.5%
10X Genomics, Inc., Class A(1)	11,756	$ 334,811
Agilent Technologies, Inc.	49,107	5,968,956
Avantor, Inc.(1)	94,728	1,856,669
Azenta, Inc.	12,353	529,449
Bio-Rad Laboratories, Inc., Class A(1)	3,262	1,360,711
Bio-Techne Corp.	6,312	1,792,608
Bruker Corp.	18,228	967,178
Charles River Laboratories International, Inc.(1)	7,469	1,469,899
Danaher Corp.	94,471	24,400,915
Illumina, Inc.(1)	24,639	4,700,875
IQVIA Holdings, Inc.(1)	30,724	5,565,345
Medpace Holdings, Inc.(1)	5,752	904,042
Mettler-Toledo International, Inc.(1)	3,646	3,952,701
PerkinElmer, Inc.	18,583	2,236,092
Repligen Corp.(1)	8,424	1,576,215
Syneos Health, Inc.(1)	14,896	702,346
Thermo Fisher Scientific, Inc.	54,178	27,478,540
Waters Corp.(1)	8,952	2,412,832
West Pharmaceutical Services, Inc.	11,085	2,727,797
		$ 90,937,981
Machinery — 3.1%
AGCO Corp.	11,068	$ 1,064,410
Caterpillar, Inc.	90,428	14,837,426
Chart Industries, Inc.(1)(2)	8,366	1,542,272
CNH Industrial NV	188,104	2,101,122
Cummins, Inc.	28,307	5,760,758
Deere & Co.	48,388	16,156,269
Donaldson Co., Inc.	24,605	1,205,891
Dover Corp.	31,094	3,624,938
Evoqua Water Technologies Corp.(1)	24,066	795,863
Flowserve Corp.	20,984	509,911
Fortive Corp.	72,508	4,227,216
Graco, Inc.	31,460	1,886,027
IDEX Corp.	16,025	3,202,596
Illinois Tool Works, Inc.	64,587	11,667,642
Ingersoll Rand, Inc.	87,528	3,786,461
ITT, Inc.	14,928	975,396
Lincoln Electric Holdings, Inc.	12,983	1,632,223
Middleby Corp. (The)(1)	11,897	1,524,838
Nordson Corp.	11,645	2,471,884
Oshkosh Corp.	14,015	985,114
Otis Worldwide Corp.	87,007	5,551,047
PACCAR, Inc.	69,727	5,835,453
Parker-Hannifin Corp.	26,102	6,324,776
Pentair PLC	32,829	1,333,842

13
See Notes to Financial Statements.

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2022
Schedule of Investments — continued

Security	Shares	Value
Machinery (continued)
Snap-on, Inc.	10,690	$ 2,152,431
Stanley Black & Decker, Inc.	30,319	2,280,292
Timken Co. (The)	10,539	622,223
Toro Co. (The)	21,586	1,866,757
Watts Water Technologies, Inc., Class A	4,503	566,162
Westinghouse Air Brake Technologies Corp.	38,308	3,116,356
Xylem, Inc.	39,147	3,419,882
		$ 113,027,478
Media — 0.9%
Altice USA, Inc., Class A(1)	28,920	$ 168,604
Cable One, Inc.	504	429,937
Charter Communications, Inc., Class A(1)	15,184	4,606,066
Comcast Corp., Class A	569,171	16,693,786
Interpublic Group of Cos., Inc. (The)	55,503	1,420,877
Liberty Broadband Corp., Class C(1)	18,039	1,331,278
New York Times Co. (The), Class A	28,612	822,595
Omnicom Group, Inc.	27,380	1,727,404
Paramount Global, Class B	91,715	1,746,254
Sirius XM Holdings, Inc.(2)	149,868	855,746
TEGNA, Inc.	31,824	658,120
Trade Desk, Inc. (The), Class A(1)	55,116	3,293,181
		$ 33,753,848
Metals & Mining — 0.5%
Commercial Metals Co.	39,906	$ 1,415,865
Nucor Corp.	72,763	7,784,914
Reliance Steel & Aluminum Co.	19,125	3,335,591
Steel Dynamics, Inc.	57,820	4,102,329
		$ 16,638,699
Multiline Retail — 0.5%
Dillard's, Inc., Class A	1,000	$ 272,760
Dollar General Corp.	27,931	6,699,530
Kohl's Corp.	13,682	344,102
Macy's, Inc.	31,445	492,743
Nordstrom, Inc.(2)	19,715	329,832
Target Corp.	58,625	8,699,364
		$ 16,838,331
Multi-Utilities — 0.7%
Ameren Corp.	59,651	$ 4,804,888
CMS Energy Corp.	67,146	3,910,583
Consolidated Edison, Inc.	82,355	7,062,765
Sempra Energy	70,709	10,602,107
		$ 26,380,343
Security	Shares	Value
Oil, Gas & Consumable Fuels — 0.0%(3)
Enviva, Inc.(2)	7,500	$ 450,450
New Fortress Energy, Inc.	25,673	1,122,167
		$ 1,572,617
Paper & Forest Products — 0.0%(3)
Louisiana-Pacific Corp.	8,248	$ 422,215
		$ 422,215
Personal Products — 0.2%
Coty, Inc., Class A(1)	22,406	$ 141,606
Estee Lauder Cos., Inc. (The), Class A	28,678	6,191,580
Olaplex Holdings, Inc.(1)	15,000	143,250
		$ 6,476,436
Pharmaceuticals — 3.9%
Bristol-Myers Squibb Co.	326,959	$ 23,243,515
Catalent, Inc.(1)	26,317	1,904,298
Elanco Animal Health, Inc.(1)	74,870	929,137
Eli Lilly & Co.	107,444	34,742,018
Jazz Pharmaceuticals PLC(1)	10,110	1,347,562
Merck & Co., Inc.	352,460	30,353,855
Organon & Co.	37,716	882,554
Perrigo Co. PLC	17,537	625,370
Pfizer, Inc.	751,728	32,895,617
Royalty Pharma PLC, Class A	62,154	2,497,348
Zoetis, Inc.	74,384	11,030,403
		$ 140,451,677
Professional Services — 0.6%
ASGN, Inc.(1)	5,598	$ 505,891
Booz Allen Hamilton Holding Corp.	16,496	1,523,406
CoStar Group, Inc.(1)	58,315	4,061,640
Dun & Bradstreet Holdings, Inc.	29,876	370,164
Equifax, Inc.	17,539	3,006,711
Exponent, Inc.	5,782	506,908
FTI Consulting, Inc.(1)	3,738	619,424
ManpowerGroup, Inc.	8,973	580,463
Nielsen Holdings PLC	52,842	1,464,780
Robert Half International, Inc.	16,715	1,278,698
Science Applications International Corp.	8,747	773,497
TransUnion	28,510	1,696,060
TriNet Group, Inc.(1)	6,210	442,276
Verisk Analytics, Inc.	22,163	3,779,456
		$ 20,609,374

14
See Notes to Financial Statements.

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2022
Schedule of Investments — continued

Security	Shares	Value
Real Estate Management & Development — 0.2%
CBRE Group, Inc., Class A(1)	73,203	$ 4,941,934
Howard Hughes Corp. (The)(1)	8,109	449,157
Jones Lang LaSalle, Inc.(1)	12,597	1,903,029
Zillow Group, Inc., Class C(1)(2)	20,583	588,880
		$ 7,883,000
Road & Rail — 0.9%
Avis Budget Group, Inc.(1)	5,464	$ 811,185
J.B. Hunt Transport Services, Inc.	9,959	1,557,787
Knight-Swift Transportation Holdings, Inc.	24,250	1,186,553
Landstar System, Inc.	4,999	721,706
Norfolk Southern Corp.	31,945	6,697,269
Old Dominion Freight Line, Inc.	12,507	3,111,366
Ryder System, Inc.	6,757	510,086
Saia, Inc.(1)	3,021	573,990
Schneider National, Inc., Class B	10,000	203,000
Union Pacific Corp.	84,374	16,437,743
XPO Logistics, Inc.(1)	14,264	635,033
		$ 32,445,718
Semiconductors & Semiconductor Equipment — 5.5%
Advanced Micro Devices, Inc.(1)	209,310	$ 13,261,882
Allegro MicroSystems, Inc.(1)	3,950	86,307
Amkor Technology, Inc.	22,403	381,971
Analog Devices, Inc.	66,222	9,227,373
Applied Materials, Inc.	112,883	9,248,504
Broadcom, Inc.	51,398	22,821,226
Cirrus Logic, Inc.(1)	7,380	507,744
Enphase Energy, Inc.(1)	19,449	5,396,514
Entegris, Inc.	17,978	1,492,534
First Solar, Inc.(1)	15,669	2,072,539
GlobalFoundries, Inc.(1)	8,119	392,554
Intel Corp.	544,960	14,043,619
KLA Corp.	18,440	5,580,497
Lam Research Corp.	17,529	6,415,614
Lattice Semiconductor Corp.(1)	15,063	741,250
Marvell Technology, Inc.	106,533	4,571,331
Microchip Technology, Inc.	72,899	4,449,026
Micron Technology, Inc.	141,625	7,095,412
MKS Instruments, Inc.	11,984	990,358
Monolithic Power Systems, Inc.	5,327	1,935,832
NVIDIA Corp.	304,879	37,009,262
ON Semiconductor Corp.(1)	57,497	3,583,788
Power Integrations, Inc.	6,062	389,908
Qorvo, Inc.(1)	15,681	1,245,228
QUALCOMM, Inc.	147,569	16,672,346
Security	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
Semtech Corp.(1)	8,401	$ 247,073
Silicon Laboratories, Inc.(1)	4,402	543,383
Skyworks Solutions, Inc.	20,197	1,722,198
SolarEdge Technologies, Inc.(1)	7,317	1,693,593
Synaptics, Inc.(1)	5,179	512,773
Teradyne, Inc.	21,147	1,589,197
Texas Instruments, Inc.	118,817	18,390,495
Universal Display Corp.	6,342	598,368
Wolfspeed, Inc.(1)(2)	18,472	1,909,266
		$ 196,818,965
Software — 9.7%
Adobe, Inc.(1)	60,509	$ 16,652,077
Altair Engineering, Inc., Class A(1)	4,845	214,246
ANSYS, Inc.(1)	10,624	2,355,341
AppLovin Corp., Class A(1)(2)	14,676	286,035
Aspen Technology, Inc.(1)	3,986	949,465
Autodesk, Inc.(1)	29,331	5,479,031
Avalara, Inc.(1)	12,549	1,151,998
Bill.com Holdings, Inc.(1)	14,150	1,873,036
Black Knight, Inc.(1)	17,171	1,111,479
Blackline, Inc.(1)	6,869	411,453
Cadence Design Systems, Inc.(1)	35,332	5,774,309
Citrix Systems, Inc.	14,677	1,526,408
Clear Secure, Inc., Class A(1)(2)	10,000	228,600
Coupa Software, Inc.(1)	9,728	572,006
CrowdStrike Holdings, Inc., Class A(1)	26,400	4,350,984
Datadog, Inc., Class A(1)	33,156	2,943,590
DocuSign, Inc.(1)	26,144	1,397,920
Dolby Laboratories, Inc., Class A	6,538	425,951
Dropbox, Inc., Class A(1)	37,922	785,744
Dynatrace, Inc.(1)	28,054	976,560
Elastic NV(1)	8,376	600,894
Fair Isaac Corp.(1)	3,206	1,320,904
Five9, Inc.(1)	8,046	603,289
Guidewire Software, Inc.(1)	13,354	822,339
HubSpot, Inc.(1)	6,360	1,717,963
Informatica, Inc., Class A(1)	13,900	278,973
Intuit, Inc.	35,801	13,866,443
Manhattan Associates, Inc.(1)	6,811	906,067
Microsoft Corp.	839,568	195,535,387
NCR Corp.(1)	21,903	416,376
NortonLifeLock, Inc.	83,482	1,681,327
Oracle Corp.	198,276	12,108,715
Palo Alto Networks, Inc.(1)	38,607	6,323,441
Paycom Software, Inc.(1)	7,048	2,325,770
Paycor HCM, Inc.(1)	10,000	295,600

15
See Notes to Financial Statements.

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2022
Schedule of Investments — continued

Security	Shares	Value
Software (continued)
Paylocity Holding Corp.(1)	5,269	$ 1,272,885
PTC, Inc.(1)	15,079	1,577,263
Qualys, Inc.(1)	4,602	641,473
Rapid7, Inc.(1)	9,112	390,905
RingCentral, Inc., Class A(1)	12,095	483,316
Roper Technologies, Inc.	14,042	5,050,065
Salesforce, Inc.(1)	125,180	18,005,891
SentinelOne, Inc., Class A(1)	22,483	574,665
ServiceNow, Inc.(1)	26,419	9,976,079
Smartsheet, Inc., Class A(1)	15,781	542,235
Splunk, Inc.(1)	19,469	1,464,069
Synopsys, Inc.(1)	20,363	6,221,100
Tenable Holdings, Inc.(1)	12,123	421,880
Tyler Technologies, Inc.(1)	4,951	1,720,473
VMware, Inc., Class A	29,202	3,108,845
Workday, Inc., Class A(1)	26,925	4,098,523
Zendesk, Inc.(1)	16,763	1,275,664
Zoom Video Communications, Inc., Class A(1)	26,522	1,951,754
Zscaler, Inc.(1)	11,669	1,918,034
		$ 348,964,840
Specialty Retail — 2.5%
Advance Auto Parts, Inc.	8,266	$ 1,292,306
AutoNation, Inc.(1)	4,563	464,833
AutoZone, Inc.(1)	2,425	5,194,180
Bath & Body Works, Inc.	29,800	971,480
Best Buy Co., Inc.	22,427	1,420,526
Burlington Stores, Inc.(1)	8,582	960,240
CarMax, Inc.(1)	19,883	1,312,676
Carvana Co.(1)(2)	10,273	208,542
Dick's Sporting Goods, Inc.	7,829	819,227
Five Below, Inc.(1)	6,997	963,277
Floor & Decor Holdings, Inc., Class A(1)	12,454	875,018
GameStop Corp., Class A(1)	31,480	791,092
Gap, Inc. (The)(2)	29,888	245,381
Home Depot, Inc. (The)	126,798	34,988,640
Lithia Motors, Inc., Class A	3,411	731,830
Lowe's Cos., Inc.	77,165	14,492,359
O'Reilly Automotive, Inc.(1)	8,219	5,780,834
Penske Automotive Group, Inc.	4,680	460,652
Petco Health & Wellness Co., Inc.(1)(2)	20,000	223,200
RH (1)	2,425	596,720
Ross Stores, Inc.	43,372	3,654,958
TJX Cos., Inc. (The)	147,667	9,173,074
Tractor Supply Co.	12,924	2,402,313
Ulta Beauty, Inc.(1)	5,924	2,376,650
Security	Shares	Value
Specialty Retail (continued)
Williams-Sonoma, Inc.	10,113	$ 1,191,817
		$ 91,591,825
Technology Hardware, Storage & Peripherals — 7.3%
Apple, Inc.	1,823,228	$ 251,970,110
Dell Technologies, Inc., Class C	38,107	1,302,116
Hewlett Packard Enterprise Co.	173,474	2,078,218
HP, Inc.	139,350	3,472,602
NetApp, Inc.	29,320	1,813,442
Pure Storage, Inc., Class A(1)	33,965	929,622
Seagate Technology Holdings PLC	25,712	1,368,650
Western Digital Corp.(1)	43,838	1,426,927
		$ 264,361,687
Textiles, Apparel & Luxury Goods — 0.6%
Capri Holdings, Ltd.(1)	21,942	$ 843,451
Columbia Sportswear Co.	2,145	144,359
Deckers Outdoor Corp.(1)	3,895	1,217,616
Hanesbrands, Inc.	49,516	344,631
Levi Strauss & Co., Class A	7,415	107,295
lululemon Athletica, Inc.(1)	14,379	4,019,793
NIKE, Inc., Class B	153,226	12,736,145
PVH Corp.	9,809	439,443
Ralph Lauren Corp.	4,524	384,223
Skechers USA, Inc., Class A(1)	20,147	639,063
Tapestry, Inc.	30,789	875,331
Under Armour, Inc., Class A(1)	22,834	151,846
VF Corp.	41,223	1,232,980
		$ 23,136,176
Thrifts & Mortgage Finance — 0.0%(3)
Essent Group, Ltd.	16,779	$ 585,084
MGIC Investment Corp.	43,154	553,234
New York Community Bancorp, Inc.(2)	60,991	520,253
TFS Financial Corp.	9,601	124,813
		$ 1,783,384
Trading Companies & Distributors — 0.4%
Air Lease Corp.	17,419	$ 540,163
Beacon Roofing Supply, Inc.(1)	10,000	547,200
Core & Main, Inc., Class A(1)	12,500	284,250
Fastenal Co.	71,936	3,311,933
MSC Industrial Direct Co., Inc., Class A	7,733	563,040
SiteOne Landscape Supply, Inc.(1)	6,263	652,229
United Rentals, Inc.(1)	14,090	3,805,991
Univar Solutions, Inc.(1)	41,070	933,932

16
See Notes to Financial Statements.

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2022
Schedule of Investments — continued

Security	Shares	Value
Trading Companies & Distributors (continued)
W.W. Grainger, Inc.	6,095	$ 2,981,613
WESCO International, Inc.(1)	4,041	482,414
		$ 14,102,765
Water Utilities — 0.2%
American Water Works Co., Inc.	43,257	$ 5,630,331
Essential Utilities, Inc.	54,761	2,266,010
		$ 7,896,341
Wireless Telecommunication Services — 0.3%
T-Mobile US, Inc.(1)	72,995	$ 9,793,739
		$ 9,793,739
Total Common Stocks (identified cost $2,677,591,191)		$3,603,583,170

Short-Term Investments — 0.2%
Affiliated Fund — 0.1%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 2.80%(4)	3,102,248	$ 3,102,248
Total Affiliated Fund (identified cost $3,102,248)		$ 3,102,248
Securities Lending Collateral — 0.1%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 3.07%(5)	4,128,876	$ 4,128,876
Total Securities Lending Collateral (identified cost $4,128,876)		$ 4,128,876
Total Short-Term Investments (identified cost $7,231,124)		$ 7,231,124
Total Investments — 100.1% (identified cost $2,684,822,315)		$3,610,814,294
Other Assets, Less Liabilities — (0.1)%		$ (5,337,511)
Net Assets — 100.0%		$ 3,605,476,783

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Non-income producing security.
(2)	All or a portion of this security was on loan at September 30, 2022. The aggregate market value of securities on loan at September 30, 2022 was $14,066,410.
(3)	Amount is less than 0.05%.
(4)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of September 30, 2022.
(5)	Represents investment of cash collateral received in connection with securities lending.

17
See Notes to Financial Statements.

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2022
Statement of Assets and Liabilities

September 30, 2022
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $2,681,720,067) - including $14,066,410 of securities on loan	$ 3,607,712,046
Investments in securities of affiliated issuers, at value (identified cost $3,102,248)	3,102,248
Cash	1,480
Receivable for capital shares sold	4,999,133
Dividends receivable	2,479,659
Dividends receivable - affiliated	20,659
Securities lending income receivable	10,281
Receivable from affiliate	644,742
Directors' deferred compensation plan	736,008
Total assets	$3,619,706,256
Liabilities
Payable for capital shares redeemed	$ 7,795,628
Deposits for securities loaned	4,128,876
Payable to affiliates:
Investment advisory fee	382,471
Administrative fee	383,911
Distribution and service fees	185,684
Sub-transfer agency fee	28,362
Directors' deferred compensation plan	736,008
Accrued expenses	588,533
Total liabilities	$ 14,229,473
Net Assets	$3,605,476,783
Sources of Net Assets
Paid-in capital	$ 2,729,518,874
Distributable earnings	875,957,909
Net Assets	$3,605,476,783
Class A Shares
Net Assets	$ 572,693,042
Shares Outstanding	18,773,579
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 30.51
Maximum Offering Price Per Share (100 ÷ 95.25 of net asset value per share)	$ 32.03
Class C Shares
Net Assets	$ 63,984,814
Shares Outstanding	2,248,460
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$ 28.46
Class I Shares
Net Assets	$ 2,021,485,948
Shares Outstanding	64,419,342
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 31.38
18
See Notes to Financial Statements.

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2022
Statement of Assets and Liabilities — continued

September 30, 2022
Class R6 Shares
Net Assets	$ 947,312,979
Shares Outstanding	30,199,627
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 31.37

On sales of $50,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
19
See Notes to Financial Statements.

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2022
Statement of Operations

Year Ended
September 30, 2022
Investment Income
Dividend income (net of foreign taxes withheld of $11,238)	$ 58,950,708
Dividend income - affiliated issuers	56,825
Interest income	343
Securities lending income, net	172,500
Total investment income	$ 59,180,376
Expenses
Investment advisory fee	$ 5,436,809
Administrative fee	5,436,809
Distribution and service fees:
Class A	1,734,629
Class C	811,638
Directors' fees and expenses	197,801
Custodian fees	71,105
Transfer agency fees and expenses	2,416,755
Accounting fees	716,711
Professional fees	82,358
Registration fees	244,122
Reports to shareholders	145,944
Miscellaneous	166,054
Total expenses	$ 17,460,735
Waiver and/or reimbursement of expenses by affiliate	$ (4,550,953)
Net expenses	$ 12,909,782
Net investment income	$ 46,270,594
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ (49,028,044)
Investment securities - affiliated issuers	(1,984)
Net realized loss	$ (49,030,028)
Change in unrealized appreciation (depreciation):
Investment securities	$ (901,327,213)
Investment securities - affiliated issuers	(799)
Net change in unrealized appreciation (depreciation)	$(901,328,012)
Net realized and unrealized loss	$(950,358,040)
Net decrease in net assets from operations	$(904,087,446)
20
See Notes to Financial Statements.

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2022
Statements of Changes in Net Assets

	Year Ended September 30,
	2022	2021
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 46,270,594	$ 39,581,132
Net realized gain (loss)	(49,030,028)	21,621,251
Net change in unrealized appreciation (depreciation)	(901,328,012)	905,792,070
Net increase (decrease) in net assets from operations	$ (904,087,446)	$ 966,994,453
Distributions to shareholders:
Class A	$ (6,521,368)	$ (3,800,485)
Class C	(250,662)	(62,119)
Class I	(32,895,988)	(20,592,190)
Class R6	(11,820,048)	(7,099,150)
Total distributions to shareholders	$ (51,488,066)	$ (31,553,944)
Capital share transactions:
Class A	$ 37,307,207	$ 128,167,820
Class C	(2,919,441)	4,972,772
Class I	(357,483,926)	499,781,280
Class R6	190,149,405	177,387,699
Net increase (decrease) in net assets from capital share transactions	$ (132,946,755)	$ 810,309,571
Net increase (decrease) in net assets	$(1,088,522,267)	$1,745,750,080
Net Assets
At beginning of year	$ 4,693,999,050	$ 2,948,248,970
At end of year	$ 3,605,476,783	$4,693,999,050
21
See Notes to Financial Statements.

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2022
Financial Highlights

	Class A
	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 38.30	$ 29.75	$ 24.79	$ 24.66	$ 21.41
Income (Loss) From Operations
Net investment income(1)	$ 0.30	$ 0.28	$ 0.30	$ 0.29	$ 0.27
Net realized and unrealized gain (loss)	(7.74)	8.53	4.91	0.69	3.46
Total income (loss) from operations	$ (7.44)	$ 8.81	$ 5.21	$ 0.98	$ 3.73
Less Distributions
From net investment income	$ (0.25)	$ (0.26)	$ (0.25)	$ (0.22)	$ (0.25)
From net realized gain	(0.10)	—	—	(0.63)	(0.23)
Total distributions	$ (0.35)	$ (0.26)	$ (0.25)	$ (0.85)	$ (0.48)
Net asset value — End of year	$ 30.51	$ 38.30	$ 29.75	$ 24.79	$ 24.66
Total Return(2)	(19.64)%	29.75%	21.18%	4.33%	17.67%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$572,693	$686,373	$424,771	$321,690	$291,891
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.59%	0.59%	0.60%	0.62%	0.65%
Net expenses	0.49% (4)	0.49%	0.49%	0.51%	0.54%
Net investment income	0.82%	0.77%	1.14%	1.24%	1.19%
Portfolio Turnover	13%	10%	10%	17%	28%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended September 30, 2022).
22
See Notes to Financial Statements.

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2022
Financial Highlights — continued

	Class C
	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 35.78	$ 27.82	$ 23.21	$ 23.16	$ 20.16
Income (Loss) From Operations
Net investment income(1)	$ 0.02	$ 0.01	$ 0.10	$ 0.11	$ 0.09
Net realized and unrealized gain (loss)	(7.24)	7.98	4.60	0.64	3.26
Total income (loss) from operations	$ (7.22)	$ 7.99	$ 4.70	$ 0.75	$ 3.35
Less Distributions
From net investment income	$ (0.00)(2)	$ (0.03)	$ (0.09)	$ (0.07)	$ (0.12)
From net realized gain	(0.10)	—	—	(0.63)	(0.23)
Total distributions	$ (0.10)	$ (0.03)	$ (0.09)	$ (0.70)	$ (0.35)
Net asset value — End of year	$ 28.46	$ 35.78	$ 27.82	$ 23.21	$ 23.16
Total Return(3)	(20.24)%	28.73%	20.30%	3.55%	16.79%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$63,985	$84,005	$61,503	$57,167	$61,814
Ratios (as a percentage of average daily net assets):(4)
Total expenses	1.35%	1.34%	1.35%	1.38%	1.40%
Net expenses	1.24% (5)	1.24%	1.24%	1.26%	1.29%
Net investment income	0.07%	0.03%	0.40%	0.49%	0.44%
Portfolio Turnover	13%	10%	10%	17%	28%

(1)	Computed using average shares outstanding.
(2)	Amount is less than $(0.005).
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(5)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended September 30, 2022).
23
See Notes to Financial Statements.

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2022
Financial Highlights — continued

	Class I
	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year	$ 39.37	$ 30.56	$ 25.46	$ 25.29	$ 21.94
Income (Loss) From Operations
Net investment income(1)	$ 0.40	$ 0.38	$ 0.38	$ 0.36	$ 0.36
Net realized and unrealized gain (loss)	(7.95)	8.75	5.03	0.72	3.54
Total income (loss) from operations	$ (7.55)	$ 9.13	$ 5.41	$ 1.08	$ 3.90
Less Distributions
From net investment income	$ (0.34)	$ (0.32)	$ (0.31)	$ (0.28)	$ (0.32)
From net realized gain	(0.10)	—	—	(0.63)	(0.23)
Total distributions	$ (0.44)	$ (0.32)	$ (0.31)	$ (0.91)	$ (0.55)
Net asset value — End of year	$ 31.38	$ 39.37	$ 30.56	$ 25.46	$ 25.29
Total Return(2)	(19.45)%	30.07%	21.45%	4.68%	18.06%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$2,021,486	$2,916,731	$1,831,859	$1,143,304	$920,394
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.34%	0.34%	0.35%	0.37%	0.41%
Net expenses	0.24% (4)	0.24%	0.24%	0.22%	0.19%
Net investment income	1.06%	1.02%	1.38%	1.52%	1.53%
Portfolio Turnover	13%	10%	10%	17%	28%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended September 30, 2022).
24
See Notes to Financial Statements.

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2022
Financial Highlights — continued

	Class R6
	Year Ended September 30,				Period Ended September 30,
	2022	2021	2020	2019	2018 (1)
Net asset value — Beginning of period	$ 39.35	$ 30.55	$ 25.44	$ 25.28	$ 22.09
Income (Loss) From Operations
Net investment income(2)	$ 0.43	$ 0.39	$ 0.39	$ 0.37	$ 0.37
Net realized and unrealized gain (loss)	(7.96)	8.74	5.04	0.72	3.37
Total income (loss) from operations	$ (7.53)	$ 9.13	$ 5.43	$ 1.09	$ 3.74
Less Distributions
From net investment income	$ (0.35)	$ (0.33)	$ (0.32)	$ (0.30)	$ (0.32)
From net realized gain	(0.10)	—	—	(0.63)	(0.23)
Total distributions	$ (0.45)	$ (0.33)	$ (0.32)	$ (0.93)	$ (0.55)
Net asset value — End of period	$ 31.37	$ 39.35	$ 30.55	$ 25.44	$ 25.28
Total Return(3)	(19.42)%	30.12%	21.55%	4.70%	17.21% (4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$947,313	$1,006,890	$630,116	$409,341	$172,944
Ratios (as a percentage of average daily net assets):(5)
Total expenses	0.29%	0.29%	0.30%	0.32%	0.35% (6)
Net expenses	0.19% (7)	0.19%	0.19%	0.19%	0.19% (6)
Net investment income	1.13%	1.07%	1.43%	1.55%	1.58% (6)
Portfolio Turnover	13%	10%	10%	17%	28% (8)

(1)	For the period from the commencement of operations, October 3, 2017, to September 30, 2018.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Not annualized.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Annualized.
(7)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the year ended September 30, 2022).
(8)	For the year ended September 30, 2018.
25
See Notes to Financial Statements.

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2022
Notes to Financial Statements

1  Significant Accounting Policies
Calvert US Large-Cap Core Responsible Index Fund (the Fund) is a diversified series of Calvert Responsible Index Series, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek to track the performance of the Calvert US Large-Cap Core Responsible Index, which measures the investment return of large-capitalization stocks.
The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.25%  may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class C shares are sold without a front-end sales charge, and with certain exceptions, are charged a contingent deferred sales charge of 1% on shares redeemed within 12 months of purchase. Class C shares are only available for purchase through a financial intermediary. Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Class I and Class R6 shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy.
Other Securities. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day and are categorized as Level 1 in the hierarchy.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, which became effective September 8, 2022, the Board has designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
26

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2022
Notes to Financial Statements — continued

The following table summarizes the market value of the Fund's holdings as of September 30, 2022, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks	$ 3,603,583,170(1)	$ —	$ —	$ 3,603,583,170
Short-Term Investments:
Affiliated Fund	3,102,248	—	—	3,102,248
Securities Lending Collateral	4,128,876	—	—	4,128,876
Total Investments	$3,610,814,294	$ —	$ —	$3,610,814,294

(1)	The level classification by major category of investments is the same as the category presentation in the Schedule of Investments.
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund's understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income is accrued as earned.
C  Share Class Accounting— Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Expenses arising in connection with a specific class are charged directly to that class. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer agency fees and expenses on the Statement of Operations, are not allocated to Class R6 shares.
D  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. Distributions from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
E  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F   Indemnifications— The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
G  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
2  Related Party Transactions
The investment advisory fee is earned by Calvert Research and Management (CRM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment advisory fee is computed at the annual rate of 0.12% of the Fund's average daily net assets and is payable monthly. For the year ended September 30, 2022, the investment advisory fee amounted to $5,436,809.
Effective April 26, 2022, the Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment advisory fee paid by the Fund is reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended September 30, 2022, the investment advisory fee paid was reduced by $5,360 relating to the Fund’s investment in the Liquidity Fund. Prior to April 26, 2022, the Fund may have invested its cash in Calvert Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by CRM. CRM did not receive a fee for advisory services provided to Cash Reserves Fund.
27

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2022
Notes to Financial Statements — continued

CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.49%, 1.24%, 0.24% and 0.19% for Class A, Class C, Class I and Class R6, respectively, of such class’s average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after January 31, 2023. For the year ended September 30, 2022, CRM waived or reimbursed expenses of $4,545,593.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A, Class C, Class I and Class R6 and is payable monthly. For the year ended September 30, 2022, CRM was paid administrative fees of $5,436,809.
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. In addition, pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2022 amounted to $1,734,629 and $811,638 for Class A shares and Class C shares, respectively.
The Fund was informed that EVD received $114,835 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2022. The Fund was also informed that EVD received $847 and $9,814 of contingent deferred sales charges paid by Class A and Class C shareholders, respectively, for the same period. The Fund was informed that Morgan Stanley affiliated broker-dealers, which may be deemed to be affiliates of CRM and EVD, also received a portion of the sales charge on sales of Class A shares for the year ended September 30, 2022 in the amount of $30,248.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2022, sub-transfer agency fees and expenses incurred to EVM amounted to $129,484 and are included in transfer agency fees and expenses on the Statement of Operations.
During the year ended September 30, 2022, CRM agreed to reimburse the Fund $471,688 for a net realized loss due to a trading error in the period. The reimbursement is included in Receivable from affiliate on the Statement of Assets and Liabilities. The impact of the reimbursement had no significant impact on total return for each class.
Each Director of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $214,000 ($154,000 prior to January 1, 2022), plus an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee. The Board chair receives an additional $30,000 annual fee, Committee chairs receive an additional $6,000 annual fee and the special equities liaison receives an additional $2,500 annual fee. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM.
3  Investment Activity
During the year ended September 30, 2022, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $597,179,467 and $727,689,456, respectively.
4  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended September 30, 2022 and September 30, 2021 was as follows:
	Year Ended September 30,
	2022	2021
Ordinary income	$39,184,831	$31,553,944
Long-term capital gains	$12,303,235	$ —
28

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2022
Notes to Financial Statements — continued

During the year ended September 30, 2022, distributable earnings was decreased by $4,693,634 and paid-in capital was increased by $4,693,634 due to the Fund's use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of September 30, 2022, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 31,061,884
Deferred capital losses	(43,246,622)
Net unrealized appreciation	888,142,647
Distributable earnings	$875,957,909
At September 30, 2022, the Fund, for federal income tax purposes, had deferred capital losses of $43,246,622 which would reduce the Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at September 30, 2022, $43,246,622 are short-term.
The cost and unrealized appreciation (depreciation) of investments of the Fund at September 30, 2022, as determined on a federal income tax basis, were as follows:
Aggregate cost	$2,722,671,647
Gross unrealized appreciation	$ 1,074,485,305
Gross unrealized depreciation	(186,342,658)
Net unrealized appreciation	$ 888,142,647
5  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2022, the total value of securities on loan was $14,066,410 and the total value of collateral received was $14,689,547, comprised of cash of $4,128,876 and U.S. government and/or agencies securities of $10,560,671.
29

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2022
Notes to Financial Statements — continued

The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2022.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Common Stocks	$4,128,876	$ —	$ —	$ —	$4,128,876
The carrying amount of the liability for deposits for securities loaned at September 30, 2022 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2022.
6  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit with a group of banks, which is in effect through October 25, 2022. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2021, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings outstanding pursuant to its line of credit at September 30, 2022. The Fund did not have any significant borrowings or allocated fees during the year ended September 30, 2022. Effective October 25, 2022, the Fund renewed its line of credit agreement, which expires October 24, 2023. In connection with the renewal, the borrowing limit was decreased to $725 million.
7  Affiliated Funds
At September 30, 2022, the value of the Fund’s investment in affiliated funds was $3,102,248, which represents 0.1% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended September 30, 2022 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units/Shares, end of period
Short-Term Investments
Cash Reserves Fund	$9,662,127	$292,054,587	$(301,713,931)	$ (1,984)	$ (799)	$ —	$ 4,793	—
Liquidity Fund	—	197,374,977	(194,272,729)	—	—	3,102,248	52,032	3,102,248
Total				$(1,984)	$(799)	$3,102,248	$56,825
8  Capital Shares
The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 75,000,000 common shares, $0.01 par value, for each Class.
30

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2022
Notes to Financial Statements — continued

Transactions in capital shares for the years ended September 30, 2022 and September 30, 2021 were as follows:
	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Amount	Shares	Amount
Class A
Shares sold	4,477,209	$ 167,639,683	5,909,482	$ 209,059,537
Reinvestment of distributions	149,851	6,030,031	107,500	3,517,405
Shares redeemed	(3,899,745)	(140,918,913)	(2,524,019)	(89,539,386)
Converted from Class C	125,587	4,556,406	151,812	5,130,264
Net increase	852,902	$ 37,307,207	3,644,775	$ 128,167,820
Class C
Shares sold	365,749	$ 13,120,780	699,153	$ 23,406,159
Reinvestment of distributions	6,448	243,522	1,916	58,943
Shares redeemed	(337,034)	(11,727,337)	(402,202)	(13,362,066)
Converted to Class A	(134,284)	(4,556,406)	(162,282)	(5,130,264)
Net increase (decrease)	(99,121)	$ (2,919,441)	136,585	$ 4,972,772
Class I
Shares sold	20,898,948	$ 794,358,751	31,248,152	$1,133,655,906
Reinvestment of distributions	762,717	31,507,827	587,791	19,732,152
Shares redeemed	(31,324,553)	(1,183,350,504)	(17,687,899)	(653,606,778)
Net increase (decrease)	(9,662,888)	$ (357,483,926)	14,148,044	$ 499,781,280
Class R6
Shares sold	11,519,418	$ 439,156,672	10,295,941	$ 377,654,588
Reinvestment of distributions	254,065	10,487,823	182,682	6,127,146
Shares redeemed	(7,159,165)	(259,495,090)	(5,521,831)	(206,394,035)
Net increase	4,614,318	$ 190,149,405	4,956,792	$ 177,387,699
9  Risks and Uncertainties
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and industries, and could continue to affect the market in significant and unforeseen ways. Other epidemics and pandemics that may arise in the future may have similar effects. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.
31

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2022
Report of Independent Registered Public Accounting Firm

To the Board of Directors of Calvert Responsible Index Series, Inc. and Shareholders of Calvert US Large-Cap Core Responsible Index Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Calvert US Large-Cap Core Responsible Index Fund (the "Fund") (one of the funds constituting Calvert Responsible Index Series, Inc.), including the schedule of investments, as of September 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the years ended September 30, 2020, 2019, and 2018 were audited by other auditors whose report, dated November 20, 2020, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 22, 2022
We have served as the auditor of one or more Calvert investment companies since 2021.
32

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2022
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2023 will show the tax status of all distributions paid to your account in calendar year 2022. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.
Qualified Dividend Income. For the fiscal year ended September 30, 2022, the Fund designates approximately $58,479,253, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2022 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.
33

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2022
Board of Directors' Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended, provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of directors, including by a vote of a majority of the directors who are not “interested persons” of the fund (“Independent Directors”), cast in person at a meeting called for the purpose of considering such approval.
At a video conference meeting of the Boards of Trustees/Directors (each a “Board”) of the registered investment companies advised by Calvert Research and Management (“CRM” or the “Adviser”) (the “Calvert Funds”) held on June 14, 2022, the Board, including a majority of the Independent Directors, voted to approve continuation of existing investment advisory and investment sub-advisory agreements for the Calvert Funds for an additional one-year period. The meeting was held by video conference due to circumstances related to current or potential effects of COVID-19 pursuant to temporary exemptive relief issued by the Securities and Exchange Commission.
In evaluating the investment advisory and investment sub-advisory agreements for the Calvert Funds, the Board considered a variety of information relating to the Calvert Funds and various service providers, including the Adviser. The Independent Directors reviewed a report prepared by the Adviser regarding various services provided to the Calvert Funds by the Adviser and its affiliates. Such report included, among other data, information regarding the Adviser’s personnel and the Adviser’s revenue and cost of providing services to the Calvert Funds, and a separate report prepared by an independent data provider, which compared each fund’s investment performance, fees and expenses to those of comparable funds as identified by such independent data provider (“comparable funds”).
The Independent Directors were separately represented by independent legal counsel with respect to their consideration of the continuation of the investment advisory and investment sub-advisory agreements for the Calvert Funds. Prior to voting, the Independent Directors reviewed the proposed continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements with management and also met in private sessions with their counsel at which time no representatives of management were present.
The information that the Board considered included, among other things, the following (for funds that invest through one or more affiliated underlying fund(s), references to “each fund” in this section may include information that was considered at the underlying fund-level):
Information about Fees, Performance and Expenses
•	A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;
•	A report from an independent data provider comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to benchmark indices;
•	For each fund, comparative information concerning the fees charged and the services provided by the Adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for the Adviser with respect to each fund;
Information about Portfolio Management and Trading
•	Descriptions of the investment management services provided to each fund, including investment strategies and processes it employs;
•	Information about the Adviser’s policies and practices with respect to trading, including the Adviser’s processes for monitoring best execution of portfolio transactions;
•	Information about the allocation of brokerage transactions and the benefits received by the Adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
Information about the Adviser
•	Reports detailing the financial results and condition of CRM;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;
•	A description of CRM’s procedures for overseeing sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
34

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2022
Board of Directors' Contract Approval — continued

Other Relevant Information
•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by CRM and its affiliates; and
•	The terms of each investment advisory agreement.
Over the course of the year, the Board and its committees held regular quarterly meetings. During these meetings, the Directors participated in investment and performance reviews with the portfolio managers and other investment professionals of the Adviser relating to each fund, and considered various investment and trading strategies used in pursuing each fund’s investment objective(s), such as the use of derivative instruments, as well as risk management techniques. The Board and its committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, corporate governance and other issues with respect to the funds, and received and participated in reports and presentations provided by CRM and its affiliates with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Directors held regular video conferences in between meetings to discuss, among other topics, matters relating to the continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements.
For funds that invest through one or more affiliated underlying funds, the Board considered similar information about the underlying fund(s) when considering the approval of investment advisory agreements. In addition, in cases where the Adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any investment sub-advisory agreement.
The Independent Directors were assisted throughout the contract review process by their independent legal counsel. The Independent Directors relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and investment sub-advisory agreement and the weight to be given to each such factor. The Board, including the Independent Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board, including the Independent Directors, concluded that the continuation of the investment advisory agreement of Calvert US Large-Cap Core Responsible Index Fund (the “Fund”), including the fee payable under the agreement, is in the best interests of the Fund’s shareholders. Accordingly, the Board, including a majority of the Independent Directors, voted to approve the continuation of the investment advisory agreement of the Fund.
Nature, Extent and Quality of Services
In considering the nature, extent and quality of the services provided by the Adviser under the investment advisory agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel, including, among other information, biographical information on the Adviser’s investment personnel and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Adviser as well as the Board’s familiarity with management through Board meetings, discussions and other reports. The Board considered the Adviser’s management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Adviser’s compliance with applicable policies and procedures, including those related to personal investing. The Board took into account, among other items, periodic reports received from the Adviser over the past year concerning the Adviser’s ongoing review and enhancement of certain processes, policies and procedures of the Calvert Funds and the Adviser. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Adviser under the investment advisory agreement.
Fund Performance
In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. The Board compared the Fund’s investment performance to that of the Fund’s peer universe and the index it is designed to track. The Board’s review included comparative performance data for the one-, three- and five-year periods ended December 31, 2021. This performance data indicated that the Fund had underperformed the median of its peer universe for the one-year period ended December 31, 2021, while it had outperformed the median of its peer universe for the three- and five-year periods ended December 31, 2021. This data also indicated that the Fund had underperformed the index it is designed to track for the one-, three- and five-year periods ended December 31, 2021. Based upon its review, the Board concluded that the Fund’s performance was satisfactory relative to the performance of its peer universe and the index it is designed to track.
35

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2022
Board of Directors' Contract Approval — continued

Management Fees and Expenses
In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with those of comparable funds in its expense group. Among other findings, the data indicated that the Fund’s advisory and administrative fees (after taking into account waivers and/or reimbursements) (referred to collectively as “management fees”) and the Fund’s total expenses (net of waivers and/or reimbursements) were each below the respective median of the Fund’s expense group. The Board took into account the Adviser’s current undertaking to maintain expense limitations for the Fund and that the Adviser was waiving and/or reimbursing a portion of the Fund’s expenses. Based upon its review, the Board concluded that the management fees were reasonable in view of the nature, extent and quality of services provided by the Adviser.
Profitability and Other “Fall-Out” Benefits
The Board reviewed the Adviser’s profitability in regard to the Fund and the Calvert Funds in the aggregate. In reviewing the overall profitability of the Fund to the Adviser, the Board also considered the fact that the Adviser and its affiliates provided sub-transfer agency support, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included the profitability of the Fund to the Adviser and its affiliates without regard to any marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered that the Adviser and its affiliates derived benefits to their reputation and other indirect benefits from their relationships with the Fund. Based upon its review, the Board concluded that the Adviser’s and its affiliates’ level of profitability from their relationships with the Fund was reasonable.
Economies of Scale
The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time. The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.
36

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2022
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 14, 2022, the Committee provided a written report to the Fund’s Board of Trustees/ Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2021 through December 31, 2021 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
37

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2022
Management and Organization

Fund Management. The Directors of Calvert Responsible Index Series, Inc. (the Corporation) are responsible for the overall management and supervision of the affairs of the Corporation. The Board members and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund's current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Board member and the Chief Compliance Officer is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009 and the business address of the Secretary, Vice President and Chief Legal Officer and the Treasurer is Two International Place, Boston, Massachusetts 02110. As used below, “CRM” refers to Calvert Research and Management and “Eaton Vance” refers to Eaton Vance Management. Each Director oversees 42 funds in the Calvert fund complex. Effective March 1, 2021, each of Eaton Vance and CRM are indirect wholly-owned subsidiaries of Morgan Stanley. Each officer affiliated with CRM may hold a position with other CRM affiliates that is comparable to his or her position with CRM listed below.
Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Director
John H. Streur(1) 1960	Director and President	Since 2015	President and Chief Executive Officer of CRM (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc.
(January 2015 - December 2016); Chief Executive Officer of Calvert
Investment Distributors, Inc. (August 2015 - December 2016); Chief
Compliance Officer of Calvert Investment Management, Inc. (August 2015 -
April 2016); President and Director, Portfolio 21 Investments, Inc.
(through October 2014); President, Chief Executive Officer and
Director, Managers Investment Group LLC (through January 2012);
President and Director, The Managers Funds and Managers AMG
Funds (through January 2012).
Other Directorships. Portfolio 21 Investments, Inc. (asset management)
(through October 2014); Managers Investment Group LLC (asset management)
(through January 2012); The Managers Funds (asset management)
(through January 2012); Managers AMG Funds (asset management)
(through January 2012); Calvert Impact Capital, Inc.
Noninterested Directors
Richard L. Baird, Jr. 1948	Director	Since 2000	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
Other Directorships. None.
Alice Gresham Bullock 1950	Chair and Director	Since 2016	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
Other Directorships. None.
Cari M. Dominguez 1949	Director	Since 2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships. ManpowerGroup Inc. (workforce solutions company);
Triple S Management Corporation (managed care); National Association of Corporate Directors.
John G. Guffey, Jr. 1948	Director	Since 2000	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships. Calvert Impact Capital, Inc. (through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Director	Since 2005	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram) (November 1999 - September 2014).
Other Directorships. Bridgeway Funds (9) (asset management).
Joy V. Jones 1950	Director	Since 2000	Attorney. Other Directorships. Palm Management Corporation.
38

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2022
Management and Organization — continued

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Directors (continued)
Anthony A. Williams 1951	Director	Since 2016	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships. Freddie Mac; Evoq Properties/Meruelo Maddux
Properties, Inc. (real estate management); Weston Solutions, Inc.
(environmental services); Bipartisan Policy Center’s Debt Reduction Task Force;
Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization); The Howard Hughes Corporation (real estate development); Old Dominion National Bank.

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Directors
Hope L. Brown 1973	Chief Compliance Officer	Since 2014	Chief Compliance Officer of 42 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Deidre E. Walsh 1971	Secretary, Vice President and Chief Legal Officer	Since 2021	Vice President of CRM and officer of 42 registered investment companies advised by CRM (since 2021). Also Vice President of Eaton Vance and certain of its affiliates and officer of 136 registered investment companies advised or administered by Eaton Vance.
James F. Kirchner 1967	Treasurer	Since 2016	Vice President of CRM and officer of 42 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 136 registered investment companies advised or administered by Eaton Vance.

(1) Mr. Streur is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
39

Calvert Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■
investment experience and risk tolerance
■
checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com

40

Calvert Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■
buy securities from us or make a wire transfer
■
give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■
affiliates from using your information to market to you
■
sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
41

Calvert Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
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Investment Adviser and Administrator
Calvert Research and Management
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24187     9.30.22

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-368-2745. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Directors has determined that Miles D. Harper III, an “independent” Director serving on the registrant’s audit committee, is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.

The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended September 30, 2021 and September 30, 2022 by its principal accountant for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by its principal accountant during such periods.

Fiscal Years Ended	9/30/21	%*	9/30/22	%*
Audit Fees	$111,000	0%	$111,000	0%
Audit-Related Fees(1)	$0	0%	$0	0%
Tax Fees(2)	$19,600	0%	$0	0%
All Other Fees(3)	$0	0%	$0	0%

Total	$130,600	0%	$111,000	0%

*	Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimus waiver of Committee’s requirement to pre-approve).
(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e) The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment adviser in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 9/30/21		Fiscal Year ended 9/30/22
$	%*	$	%*

$19,600	0%	$0	0%

*	Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimus waiver of Committee’s requirement to pre-approve).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 Act, as amended (the “1940 Act”) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (“Exchange Act”), as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification..

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT RESPONSIBLE INDEX SERIES, INC.

By:	/s/ John H. Streur
John H. Streur
President

Date: November 22, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date: November 22, 2022

By:	/s/ John H. Streur
John H. Streur
President

Date: November 22, 2022